SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. [ ]                                              [ ]
                         ---------

Post-Effective Amendment No.  9     (File No. 333-73958)                     [X]
                         ---------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                    Amendment No. 11      (File No. 811-7195)                [X]
                              ------

                        (Check appropriate box or boxes)

                  AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT
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                           (Exact Name of Registrant)

                   American Enterprise Life Insurance Company
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                               (Name of Depositor)

829 AXP Financial Center, Minneapolis, MN   55474
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(Address of Depositor's Principal Executive Offices)  (Zip Code)

Depositor's Telephone Number, including Area Code         (612) 671-2237
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         Eric Marhoun, 50605 AXP Financial Center, Minneapolis, MN 55474
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                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)(1)(vii) of Rule 485
[X] on Dec. 1, 2004 pursuant to paragraph  (b) of Rule 485
[ ] 60 days after filing  pursuant to  paragraph  (a)(1) of Rule 485
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The prospectus and SAI filed herewith are not intended to supersede the prospectuses and SAI filed for American Express FlexChoice(SM) Select Variable Annuity, American Express FlexChoice(SM) Variable Annuity, Evergreen Privilege Variable Annuity, Evergreen Pathways(SM) Variable Annuity, Evergreen Pathways(SM) Select Variable Annuity, Wells Fargo Advantage Choice(SM) Variable Annuity and Wells Fargo Advantage Choice(SM) Select Variable Annuity filed with Post-Effective Amendment No. 6 to Registration Statement No. 333-73958 filed on or about April 27, 2004 and declared effective on April 30, 2004.

Prospectus


Dec. 1, 2004


American Express


AccessChoice(SM) Select Variable Annuity


CONTRACT OPTION L: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

CONTRACT OPTION C: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

Issued by:    American Enterprise Life Insurance Company (American Enterprise
              Life)
              829 AXP Financial Center
              Minneapolis, MN 55474
              Telephone: (800) 333-3437


              (Administrative Office)


              American Enterprise Variable Annuity Account/American Enterprise MVA Account

This prospectus contains information that you should know before investing. Prospectuses are also available for:

American Express(R) Variable Portfolio Funds

AIM Variable Insurance Funds, Series II Shares

AllianceBernstein Variable Products Series Fund, Inc. (Class B)

American Century(R) Variable Portfolios, Inc., Class II

Dreyfus Investment Portfolios, Service Share Class

Dreyfus Variable Investment Fund, Service Share Class Shares

Fidelity(R) Variable Insurance Products Service Class 2

Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) - Class 2

Goldman Sachs Variable Insurance Trust (VIT)

Liberty Variable Investment Trust, Class B

MFS(R) Variable Insurance Trust(SM) - Service Class

Oppenheimer Variable Account Funds, Service Shares

Putnam Variable Trust - Class IB Shares

The Universal Institutional Funds, Inc., Class II

Van Kampen Life Investment Trust Class II Shares

Wanger Advisors Trust

Please read the prospectuses carefully and keep them for future reference.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in this contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in this contract involves investment risk including the possible loss of principal.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting American Enterprise Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are complex investment vehicles. Before you invest, be sure to ask your registered representative about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

American Enterprise Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

American Enterprise Life offers several different annuities which your registered representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

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1   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

Table of Contents

Key Terms                                                                   3

The Contract in Brief                                                       5

Expense Summary                                                             7

Condensed Financial Information (Unaudited)                                13

Financial Statements                                                       17

The Variable Account and the Funds                                         18


The Guarantee Period Accounts (GPAs)                                       25

Buying Your Contract                                                       27

Charges                                                                    29

Valuing Your Investment                                                    33

Making the Most of Your Contract                                           34

Withdrawals                                                                39

TSA -- Special Withdrawal Provisions                                       39

Changing Ownership                                                         40

Benefits in Case of Death                                                  40

Optional Benefits                                                          43

The Annuity Payout Period                                                  52

Taxes                                                                      54

Voting Rights                                                              56

Substitution of Investments                                                57

About the Service Providers                                                57

Additional Information About American Enterprise Life                      59

Additional Information                                                     67

Independent Registered Public Accounting Firm                              67

American Enterprise Life Insurance Company Financial Information           68

Table of Contents of the Statement of Additional Information               91

Appendix A: Example -- Market Value Adjustment (MVA)                       93

Appendix B: Example -- Income Assurer Benefit(SM) Rider Fee                95

Appendix C: Example -- Withdrawal Charges                                  96

Appendix D: Example -- Death Benefits                                      98

Appendix E: Example -- Guarantor(SM) Withdrawal Benefit Rider             101

Appendix F: Example -- Income Assurer Benefit(SM) Riders                  103

Appendix G: Example -- Benefit Protector(SM) Death Benefit Rider          108

Appendix H: Example -- Benefit Protector(SM) Plus Death Benefit Rider     110


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2   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Key Terms

These terms can help you understand details about your contract.

Accumulation unit: A measure of the value of each subaccount before annuity payouts begin.

American Enterprise Life: In this prospectus, "we," "us," "our" and AEL refer to American Enterprise Life Insurance Company.

Annuitant: The person on whose life or life expectancy the annuity payouts are based.

Annuity payouts: An amount paid at regular intervals under one of several plans.

Assumed investment rate: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

Beneficiary: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

Code: The Internal Revenue Code of 1986, as amended.

Contract: A deferred annuity contract, or a certificate showing your interest under a group annuity contract, that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

Contract value: The total value of your contract before we deduct any applicable charges.

Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

Funds: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

Guarantee Period: The number of successive 12-month periods that a guaranteed interest rate is credited.

Guarantee Period Accounts (GPAs): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

Market Value Adjustment (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.

Owner (you, your): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

o  Individual Retirement Annuities (IRAs) under Section
   408(b) of the Code

o  Roth IRAs under Section 408A of the Code

o  Simplified Employee Pension (SEP) plans under Section
   408(k) of the Code

o  Tax-Sheltered Annuity (TSA) rollovers under Section
   403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered nonqualified annuities.

Retirement date: The date when annuity payouts are scheduled to begin.

Rider effective date: The date you add a rider to your contract.

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3   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our administrative office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our administrative office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


Variable account: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

Withdrawal value: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

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4   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

The Contract in Brief

Purpose: This prospectus describes two contracts. Contract Option L offers a four year withdrawal charge schedule. Contract Option C eliminates the withdrawal charge schedule in exchange for a higher mortality and expense risk fee. Your registered representative can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to invest. The purpose of these contracts is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs and/or subaccounts of the separate variable account. These accounts, in turn, may earn returns that increase the value of a contract. Beginning at a specified time in the future called the retirement date, these contracts provide lifetime or other forms of payouts of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use the contract as a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. But a qualified annuity has features other than tax deferral that may help you reach your retirement goals. You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.


Free look period: You may return your contract to your registered representative or to our administrative office within the time stated on the first page of your contract and receive a full refund of the contract value. We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (Exception: If the law requires, we will refund all of your purchase payments.)

Accounts: Unless an asset allocation program (p.35) is in effect, you may allocate purchase payments among any or all of:

o the subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 18)

o the GPAs which earn interest at rates that we declare when you allocate purchase payments or transfer contract value to these accounts. Some states restrict the amount you can allocate to these accounts. The required minimum investment in a GPA is $1,000. These accounts may not be available in all states. (p. 25)

Buying your contract: Your registered representative will help you complete and submit an application. Applications are subject to acceptance at our administrative office. You may buy a qualified or nonqualified annuity. You may select Contract Option L or Contract Option C. These contracts have different mortality and expense risk fees and Contract Option L has a four-year withdrawal charge schedule. Both contracts have the same underlying funds. After your initial purchase payment, you have the option of making additional purchase payments in the future, subject to certain limitations. Some states may also have limitations for making additional payments. (p. 27)


Minimum initial purchase payment
   $10,000

Minimum additional purchase payments
   $50 for Systematic Investment Plans (SIPs)
   $100 for all other payment types

Maximum total purchase payments*
   $1,000,000

* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. We also reserve the right to restrict cumulative additional purchase payments for contracts with the Guarantor(SM) Withdrawal Benefit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

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5   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Transfers: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. (p. 36)

Withdrawals: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply.
(p. 39)

Changing ownership: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 40)

Benefits in case of death: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (p. 40)

Optional benefits: These contracts offer optional features that are available for additional charges if you meet certain criteria. (p. 43)

Annuity payouts: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet the requirements of the tax-deferred retirement plan. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 52)

Taxes: Generally, your contract grows tax-deferred until you make withdrawals from it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 54)


Limitations on use of contract: If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority.

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6   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Expense Summary

The following tables describe the fees and expense that you will pay when buying, owning and making a withdrawal from the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract or make a withdrawal from the contract. State premium taxes also may be deducted.

CONTRACT OWNER TRANSACTION EXPENSES

Withdrawal charge

(Contingent deferred sales charge as a percentage of the amount withdrawn)

You select either contract Option L or Option C at the time of application. Option C has no withdrawal charge schedule but carries a higher mortality and expense risk fee than Option L.

                             Contract Option L
                    years from purchase payment receipt                        Withdrawal charge percentage
                                  1-2                                                        8%
                                    3                                                        7
                                    4                                                        6
                                    Thereafter                                               0

Withdrawal charge under Annuity Payout Plan E -- Payouts for a specific period:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

                                                              If your AIR is 3.5%, then your      If your AIR is 5%, then your
                                                               discount rate percent (%) is:      discount rate percent (%) is:
Contract Option L                                                           6.55%                              8.05%
Contract Option C                                                           6.65%                              8.15%


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7   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)

You must choose either contract Option L or Option C and one of the four death benefit guarantees(1). The combination you choose determines the mortality and expense risk fee you pay. The table below shows the combinations available to you and their cost. The variable account administrative charge is in addition to the mortality and expense risk fee.

                                                        Total mortality and        Variable account            Total variable
If you select contract Option L and:                     expense risk fee           administrative             account expense
ROP Death Benefit                                              1.55%                     0.15%                      1.70%
MAV Death Benefit                                              1.75                      0.15                       1.90
5% Accumulation Death Benefit                                  1.90                      0.15                       2.05
Enhanced Death Benefit                                         1.95                      0.15                       2.10

If you select contract Option C and:

ROP Death Benefit                                              1.65%                     0.15%                      1.80%
MAV Death Benefit                                              1.85                      0.15                       2.00
5% Accumulation Death Benefit                                  2.00                      0.15                       2.15
Enhanced Death Benefit                                         2.05                      0.15                       2.20

(1) If both you and the annuitant are age 80 or older, the ROP Death Benefit will apply. If both you and the annuitant are age 79 or younger at contract issue, you may select any one of the above death benefits in states where approved. The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector(SM) and Benefit Protector(SM) Plus.

OTHER ANNUAL EXPENSES

Annual contract administrative charge                                                                                       $40
(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

Benefit Protector(SM) Death Benefit Rider (Benefit Protector(SM)) fee(1)                                                 0.25%*

Benefit Protector(SM) Plus Death Benefit Rider (Benefit Protector(SM) Plus) fee(1)                                       0.40%*
(As a percentage of the contract value charged annually on the contract anniversary.)


Guarantor(SM) Withdrawal Benefit Rider fee(2)                                                   Maximum: 1.50%  Current: 0.55%*
(As a percentage of contract value charged annually on the contract anniversary.)

Income Assurer Benefit(SM) - MAV Rider fee(3)                                                   Maximum: 1.50%  Current: 0.30%*

Income Assurer Benefit(SM) - 5% Accumulation Benefit Base Rider fee(3)                          Maximum: 1.75%  Current: 0.60%*

Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base Rider fee(3)        Maximum: 2.00%  Current: 0.65%*


* This fee applies only if you elect this optional feature.

(1) Available if you and the annuitant are age 75 or younger at contract issue. Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit. May not be available in all states.


(2) Available if you and the annuitant are age 79 or younger at contract issue. You must select one of the Portfolio Navigator asset allocation models with this rider. Not available with any Income Assurer Benefit(SM) rider. May not be available in all states.

(3) Available if the annuitant is age 75 or younger at contract issue. You must select one of the Portfolio Navigator asset allocation models with this rider. Not available with the Guarantor(SM) Withdrawal Benefit rider. May not be available in all states.


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8   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS


The next two tables describe the operating expenses of the funds. The first table shows the minimum and maximum total operating expenses charged by the funds for the last fiscal year that you may pay periodically during the time that you own the contract. The second table shows the fees and expenses charged by each fund for the last fiscal year. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.


Minimum and maximum annual operating expenses for the funds

(Including management fee, distribution and/or service (12b-1) fees and other expenses)


                                                                                       Minimum                       Maximum
Total expenses before contractual fee waivers and/or expense reimbursements              .57%                         1.74%


Total annual operating expenses for each fund


(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                                   Gross total
                                                                       Management       12b-1          Other         annual
                                                                          fees          fees         expenses       expenses
AXP(R) Variable Portfolio
   Cash Management Fund                                                    .51%         .13%           .05%         .69%(1)
   Diversified Equity Income Fund                                          .64          .13            .09          .86(1)
   Equity Select Fund                                                      .57          .13            .15          .85(1)
   High Yield Bond Fund                                                    .62          .13            .07          .82(1)
   New Dimensions Fund(R)                                                  .53          .13            .06          .72(1)
   Partners Small Cap Value Fund                                           .94          .13            .20         1.27(1)
   S&P 500 Index Fund                                                      .29          .13            .15          .57(2)
AIM V.I.
   AIM V.I. Basic Value Fund, Series II Shares                             .73          .25            .31         1.29(3)
   AIM V.I. Capital Development Fund, Series II Shares                     .75          .25            .38         1.38(3)
   AIM V.I. Mid Cap Core Equity Fund, Series II Shares                     .73          .25            .34         1.32(3)
AllianceBernstein Variable Products Series Fund, Inc.
   AllianceBernstein VP Growth and Income Portfolio (Class B)              .63          .25            .03          .91(4)
   AllianceBernstein VP International Value Portfolio (Class B)           1.00          .25            .49         1.74(5)
   AllianceBernstein VP Total Return Portfolio (Class B)                   .63          .25            .17         1.05(4)
American Century(R) Variable Portfolios, Inc.
   VP Inflation Protection, Class II                                       .50          .25             --          .75(6),(7)
   VP Ultra, Class II                                                      .90          .25            .01         1.16(6)
   VP Value, Class II                                                      .85          .25             --         1.10(6)
Dreyfus
   Investment Portfolios Midcap Stock Portfolio, Service Share
   Class                                                                   .75          .25            .06         1.06(8)
   Variable Investment Fund Appreciation Portfolio, Service Share
   Class                                                                   .75          .25            .05         1.05(4)
   Variable Investment Fund International Value Portfolio, Service
   Share Class                                                            1.00          .25            .49         1.74(8)
Fidelity(R) VIP
   Contrafund(R) Portfolio Service Class 2                                 .58          .25            .10          .93(9)
   Growth Portfolio Service Class 2                                        .58          .25            .09          .92(10)
   Investment Grade Bond Portfolio Service Class 2                         .43          .25            .11          .79(11)
   Mid Cap Portfolio Service Class 2                                       .58          .25            .12          .95(9)
   Overseas Portfolio Service Class 2                                      .73          .25            .18         1.16(9)


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9   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Total annual operating expenses for each fund (continued)

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                                  Gross total
                                                                       Management       12b-1          Other        annual
                                                                          fees          fees         expenses      expenses
FTVIPT
   Franklin Income Securities Fund - Class 2                               .48%         .25%           .03%        .76%(12),(13)
   Franklin Rising Dividends Securities Fund - Class 2                     .74          .25            .03        1.02(12),(13),(14)
   Franklin Small Cap Fund - Class 2                                       .51          .25            .29        1.05(13),(14)
   Mutual Shares Securities Fund - Class 2                                 .60          .25            .20        1.05(13)
   Templeton Global Income Securities Fund - Class 2                       .63          .25            .13        1.01(12)
   Templeton Growth Securities Fund - Class 2                              .81          .25            .07        1.13(12),(13)
Goldman Sachs VIT
   Mid Cap Value Fund                                                      .80           --            .11         .91(15)
Liberty
   Colonial Small Cap Value Fund, Variable Series, Class B                 .80          .25            .41        1.46(16)
   Columbia High Yield Fund, Variable Series, Class B                      .60          .25            .31        1.16(17)
MFS(R)
   New Discovery Series - Service Class                                    .90          .25            .14        1.29(18),(19)
   Total Return Series - Service Class                                     .75          .25            .09        1.09(18)
   Utilities Series - Service Class                                        .75          .25            .17        1.17(18),(19)
Oppenheimer Variable Account Funds
   Capital Appreciation Fund/VA, Service Shares                            .65          .25            .04         .94(4)
   Global Securities Fund/VA, Service Shares                               .63          .25            .05         .93(4)
   Main Street Small Cap Fund/VA, Service Shares                           .75          .25            .23        1.23(4)
   Strategic Bond Fund/VA, Service Shares                                  .72          .25            .05        1.02(4)
Putnam Variable Trust
   Putnam VT Health Sciences Fund - Class IB Shares                        .70          .25            .14        1.09(4)
   Putnam VT International Equity Fund - Class IB Shares                   .76          .25            .18        1.19(4)
   Putnam VT Small Cap Value Fund - Class IB Shares                        .79          .25            .12        1.16(4)
   Putnam VT Vista Fund - Class IB Shares                                  .65          .25            .11        1.01(4)
Van Kampen
   Life Investment Trust Comstock Portfolio Class II Shares                .60          .25            .05         .90(4)
   UIF U.S. Real Estate Portfolio Class II Shares                          .80          .35            .31        1.46(20)
Wanger
   International Small Cap                                                1.22           --            .19        1.41(21)
   U.S. Smaller Companies                                                  .93           --            .05         .98(21)


We or an affiliate may receive all or part of the 12b-1 fees charged by a fund at the rate disclosed in the table above, and in the fund's prospectus, for distribution services we or an affiliate provide. We may also receive compensation from an adviser, distributor or other affiliate of a fund for administrative services we or an affiliate provide. The rate of compensation we receive from a fund for these services may be based on fund assets attributable to the contracts and to other variable insurance products that we and our affiliates issue. Depending on the amount of average daily net assets invested in the fund, the amounts paid may be significant.


--------------------------------------------------------------------------------
10   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

(1) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2004.

(2) The Fund's expense figures are based on actual expenses, before fee waivers and expense reimbursements for the fiscal year ending Aug. 31, 2004. Through Aug. 31, 2005, American Express Financial Corporation has agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed 0.495% for AXP(R) Variable Portfolio - S&P 500 Index Fund average daily net assets.

(3) Figures shown in the table are for the year ended Dec. 31, 2003 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.

(4) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2003.

(5) For all of 2003, AllianceBernstein VP International Value Portfolio (Class B) was capped at 1.45%. Effective Jan. 1, 2004 and continuing for a period of at least five years, the "Management fees" and "Gross total annual expenses" after waiver for the portfolio would be 0.75% and 1.49%.

(6) The Fund has a stepped fee schedule. As a result, the Fund's management fee generally decreases as fund assets increase.

(7) An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

(8) The expenses are shown before portfolio adviser's waiver of fees or reimbursement of expenses for the fiscal year ended Dec. 31, 2003. After waiver of fees or reimbursements, expense will not exceed 1.00% for Dreyfus IP Midcap Stock Portfolio, Service Share Class and 1.40% for Dreyfus VIF International Value, Service Share Class. The adviser has agreed to continue this expense reimbursement until Dec. 31, 2004.

(9) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. These offsets may be discontinued at any time.

(10) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the Fund's expenses. These offsets may be discontinued at any time.

(11) Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. These offsets may be discontinued at any time.

(12) The Fund administration fee is paid indirectly through the management fee.

(13)    While the maximum amount payable under the Fund's Class 2
        rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

(14) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. The management fee reduction and net total annual expense was (0.01%) and 1.01% for FTVIPT Franklin Rising Dividends Securities Fund - Class 2 and (0.04%) and 1.01% for FTVIPT Franklin Small Cap Fund - Class 2.

(15) The adviser has voluntarily agreed to limit "Other Expenses" (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Because of assets levels for the period ended Dec. 31, 2003, there were no expense reductions and limitations for the Goldman Sachs VIT Mid Cap Value Fund for the period covered by their annual reports. In no event would the "Other expenses" for the Goldman Sachs VIT Mid Cap Value Fund exceed 0.25% of the Fund's average daily net assets. The expense limitation for the Goldman Sachs VIT Mid Cap Value Fund may be discontinued or modified by the Investment Adviser at its discretion at anytime.

(16) The Fund's distributor has voluntarily agreed to waive the 12b-1 fee for Class B shares. If this waiver were reflected in the table the 12b-1 fee for Class B shares would be 0.00%. In addition, the Fund's advisor has voluntarily agreed to waive 0.11% of other expenses. If this waiver were reflected in the table, other expenses would be 0.30% and gross total annual expenses would be 1.10%. This arrangement may be modified or terminated by the advisor at any time.

(17) Management fees have been restated to reflect the discontinuance of the administration fee for the Fund effective Nov. 1, 2003. The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class B shares. If this waiver were reflected in the table the 12b-1 fee for Class B shares would be 0.06%. In addition, the Fund's advisor has voluntarily agreed to waive 0.27% of other expenses. If this waiver were reflected in the table, other expenses would be 0.04% and gross total annual expenses would be 0.70%. This arrangement may be modified or terminated by the advisor at any time.

(18) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sales and distribution of service class shares (these fees are referred to as distribution fees).

(19) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other expenses" do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Gross total annual expenses" would be lower for certain series and would equal: 1.28% for New Discovery Series and 1.16% for Utilities Series.

(20) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. For the year ended Dec. 31, 2003, the management fee is reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the Portfolio's adviser to the extent total annual operating expenses exceed 1.35%. The adviser may terminate this voluntary waiver at any time at its sole discretion. Additionally, the distributor has also agreed to waive 0.10% of the 12b-1 fee for class II shares. After such reductions, "Management fees," "Other expenses" and "Gross total annual expenses" respectively, for U.S. Real Estate Portfolio Class II were 0.79%, 0.25%, 0.31% and 1.35%.

(21) Figures in "Management fees," "12b-1 fees," "Other expenses," and "Gross total annual expenses" are based on actual expenses for the fiscal year ended Dec. 31, 2003. Columbia Wanger Asset Management, L.P. will reimburse the Fund if its annual operating expenses exceed 2% of average daily net assets. This expense limitation is contractual and will terminate on April 30, 2005.


--------------------------------------------------------------------------------
11   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Examples


These examples are intended to help you compare the cost of investing in these contracts with the cost of investing in other variable annuity contracts. These costs include your transaction expenses, contract administrative charges(1), variable account annual expenses and fund fees and expenses.


These examples assume that you invest $10,000 in the contract for the time periods indicated. These examples also assume that your investment has a 5% return each year.


Maximum Expenses. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the MAV Death Benefit, the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector(SM) Plus(2). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                                                   If you do not withdraw your contract
                                            If you withdraw your contract         or if you select an annuity payout plan
                                      at the end of the applicable time period:  at the end of the applicable time period:
                                   1 year     3 years     5 years    10 years     1 year     3 years     5 years   10 years
Contract Option L               $1,428.30   $2,600.35   $3,193.26   $6,519.12    $628.30   $1,900.35   $3,193.26  $6,519.12
Contract Option C                  634.76    1,918.64    3,221.92    6,566.89     634.76    1,918.64    3,221.92   6,566.89


Minimum Expenses. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                                                                   If you do not withdraw your contract
                                            If you withdraw your contract         or if you select an annuity payout plan
                                      at the end of the applicable time period:  at the end of the applicable time period:
                                   1 year     3 years     5 years    10 years     1 year     3 years     5 years   10 years
Contract Option L               $1,036.88   $1,429.49   $1,248.38   $2,669.87    $236.88     $729.49   $1,248.38  $2,669.87
Contract Option C                  243.34      748.90    1,280.75    2,734.53     243.34      748.90    1,280.75   2,734.53

(1) In these examples, the $40 contract administrative charge is estimated as a .041% charge for Option L and .004% for Option C. This estimate is based on administrative contract charges collected during the year under a similar class of contracts. We divided the total amount of such charges by the total average net assets attributable to those contracts.

(2) Because this example is intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.


--------------------------------------------------------------------------------
12   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

Condensed Financial Information

(Unaudited)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for some of the subaccounts because they are new and do not have any history. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

Variable account charges of 1.70% of the daily net assets of the variable account.

Year ended Dec. 31,                                                                          2003     2002     2001    2000
---------------------------------------------------------------------------------------------------------------------------

Subaccount WCMG1 (Investing in shares of AXP(R) Variable Portfolio - Cash
Management Fund) (3/1/2002)
Accumulation unit value at beginning of period                                              $0.99    $1.00       --      --
Accumulation unit value at end of period                                                    $0.97    $0.99       --      --
Number of accumulation units outstanding at end of period (000 omitted)                        76       --       --      --
---------------------------------------------------------------------------------------------------------------------------

Subaccount WDEI1 (Investing in shares of AXP(R) Variable Portfolio - Diversified
Equity Income Fund) (3/3/2000)
Accumulation unit value at beginning of period                                              $0.86    $1.08    $1.08   $1.00
Accumulation unit value at end of period                                                    $1.20    $0.86    $1.08   $1.08
Number of accumulation units outstanding at end of period (000 omitted)                       392      325      144      40
---------------------------------------------------------------------------------------------------------------------------
Subaccount WESL1 (Investing in shares of AXP(R) Variable Portfolio - Equity
Select Fund) (8/30/2002)
Accumulation unit value at beginning of period                                              $1.02    $1.00       --      --
Accumulation unit value at end of period                                                    $1.22    $1.02       --      --
Number of accumulation units outstanding at end of period (000 omitted)                        --       --       --      --
---------------------------------------------------------------------------------------------------------------------------
Subaccount WEXI1 (Investing in shares of AXP(R) Variable Portfolio - High Yield Bond
Fund) (3/3/2000)
Accumulation unit value at beginning of period                                              $0.83    $0.90    $0.87   $1.00
Accumulation unit value at end of period                                                    $1.02    $0.83    $0.90   $0.87
Number of accumulation units outstanding at end of period (000 omitted)                       325       80       90       8
---------------------------------------------------------------------------------------------------------------------------
Subaccount WNDM1 (Investing in shares of AXP(R) Variable Portfolio - New
Dimensions Fund(R)) (3/3/2000)
Accumulation unit value at beginning of period                                              $0.54    $0.70    $0.86   $1.00
Accumulation unit value at end of period                                                    $0.66    $0.54    $0.70   $0.86
Number of accumulation units outstanding at end of period (000 omitted)                       782      529      363     198
---------------------------------------------------------------------------------------------------------------------------
Subaccount WSVA1 (Investing in shares of AXP(R) Variable Portfolio - Partners Small
Cap Value Fund) (5/1/2002)
Accumulation unit value at beginning of period                                              $0.79    $1.00       --      --
Accumulation unit value at end of period                                                    $1.07    $0.79       --      --
Number of accumulation units outstanding at end of period (000 omitted)                        72       20       --      --
---------------------------------------------------------------------------------------------------------------------------

Subaccount WABA1 (Investing in shares of AIM V.I. Basic Value Fund, Series II Shares)
(7/31/2002)
Accumulation unit value at beginning of period                                              $0.95    $1.00       --      --
Accumulation unit value at end of period                                                    $1.24    $0.95       --      --
Number of accumulation units outstanding at end of period (000 omitted)                       220       70       --      --
---------------------------------------------------------------------------------------------------------------------------
Subaccount WAAD1 (Investing in shares of AIM V.I. Capital Development Fund, Series II
Shares) (8/30/2002)
Accumulation unit value at beginning of period                                              $0.94    $1.00       --      --
Accumulation unit value at end of period                                                    $1.25    $0.94       --      --
Number of accumulation units outstanding at end of period (000 omitted)                        29       --       --      --
---------------------------------------------------------------------------------------------------------------------------

Subaccount WGIP1 (Investing in shares of AllianceBernstein VP Growth and Income
Portfolio (Class B)) (8/30/2002)
Accumulation unit value at beginning of period                                              $0.95    $1.00       --      --
Accumulation unit value at end of period                                                    $1.24    $0.95       --      --
Number of accumulation units outstanding at end of period (000 omitted)                        52        8       --      --
---------------------------------------------------------------------------------------------------------------------------
Subaccount WFCO1 (Investing in shares of Fidelity(R) VIP Contrafund(R) Portfolio
Service Class 2) (8/30/2002)
Accumulation unit value at beginning of period                                              $0.97    $1.00       --      --
Accumulation unit value at end of period                                                    $1.22    $0.97       --      --
Number of accumulation units outstanding at end of period (000 omitted)                       152       --       --      --
---------------------------------------------------------------------------------------------------------------------------
Subaccount WFGR1 (Investing in shares of Fidelity(R) VIP Growth Portfolio Service
Class 2) (3/1/2002)
Accumulation unit value at beginning of period                                              $0.73    $1.00       --      --
Accumulation unit value at end of period                                                    $0.94    $0.73       --      --
Number of accumulation units outstanding at end of period (000 omitted)                        68       --       --      --
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
13   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

Variable account charges of 1.70% of the daily net assets of the variable account. (continued)

Year ended Dec. 31,                                                                          2003     2002     2001    2000
---------------------------------------------------------------------------------------------------------------------------

Subaccount WMDC1 (Investing in shares of Fidelity(R) VIP Mid Cap Portfolio Service
Class 2) (5/1/2001)
Accumulation unit value at beginning of period                                              $0.94    $1.06    $1.00      --
Accumulation unit value at end of period                                                    $1.27    $0.94    $1.06      --
Number of accumulation units outstanding at end of period (000 omitted)                       722      290       13      --
---------------------------------------------------------------------------------------------------------------------------
Subaccount WISE1 (Investing in shares of FTVIPT Franklin Income Securities Fund -
Class 2) (3/3/2000)
Accumulation unit value at beginning of period                                              $0.96    $0.98    $0.99   $1.00
Accumulation unit value at end of period                                                    $1.24    $0.96    $0.98   $0.99
Number of accumulation units outstanding at end of period (000 omitted)                     1,118      777      413     157
---------------------------------------------------------------------------------------------------------------------------
Subaccount WSMC1 (Investing in shares of FTVIPT Franklin Small Cap Fund - Class 2)
(3/3/2000)
Accumulation unit value at beginning of period                                              $0.35    $0.50    $0.60   $1.00
Accumulation unit value at end of period                                                    $0.48    $0.35    $0.50   $0.60
Number of accumulation units outstanding at end of period (000 omitted)                     1,273    1,008      617     120
---------------------------------------------------------------------------------------------------------------------------
Subaccount WMSS1 (Investing in shares of FTVIPT Mutual Shares Securities Fund - Class
2) (3/3/2000)
Accumulation unit value at beginning of period                                              $1.01    $1.17    $1.11   $1.00
Accumulation unit value at end of period                                                    $1.25    $1.01    $1.17   $1.11
Number of accumulation units outstanding at end of period (000 omitted)                       870      324       24       6
---------------------------------------------------------------------------------------------------------------------------
Subaccount WMCV1 (Investing in shares of Goldman Sachs VIT Mid Cap Value Fund)
(3/3/2000)
Accumulation unit value at beginning of period                                              $1.46    $1.56    $1.41   $1.00
Accumulation unit value at end of period                                                    $1.84    $1.46    $1.56   $1.41
Number of accumulation units outstanding at end of period (000 omitted)                       550      386      321      60
---------------------------------------------------------------------------------------------------------------------------
Subaccount WSND1 (Investing in shares of MFS(R) New Discovery Series - Service
Class) (3/1/2002)
Accumulation unit value at beginning of period                                              $0.73    $1.00       --      --
Accumulation unit value at end of period                                                    $0.96    $0.73       --      --
Number of accumulation units outstanding at end of period (000 omitted)                       107        1       --      --
---------------------------------------------------------------------------------------------------------------------------
Subaccount WSTR1 (Investing in shares of MFS(R) Total Return Series - Service
Class) (3/1/2002)
Accumulation unit value at beginning of period                                              $0.93    $1.00       --      --
Accumulation unit value at end of period                                                    $1.06    $0.93       --      --
Number of accumulation units outstanding at end of period (000 omitted)                       348        7       --      --
---------------------------------------------------------------------------------------------------------------------------
Subaccount WSUT1 (Investing in shares of MFS(R) Utilities Series - Service Class)
(3/1/2002)
Accumulation unit value at beginning of period                                              $0.85    $1.00       --      --
Accumulation unit value at end of period                                                    $1.13    $0.85       --      --
Number of accumulation units outstanding at end of period (000 omitted)                        37        9       --      --
---------------------------------------------------------------------------------------------------------------------------
Subaccount WOCA1 (Investing in shares of Oppenheimer Capital Appreciation Fund/VA,
Service Shares) (8/30/2002)
Accumulation unit value at beginning of period                                              $0.97    $1.00       --      --
Accumulation unit value at end of period                                                    $1.24    $0.97       --      --
Number of accumulation units outstanding at end of period (000 omitted)                        14       --       --      --
---------------------------------------------------------------------------------------------------------------------------
Subaccount WOGS1 (Investing in shares of Oppenheimer Global Securities Fund/VA,
Service Shares) (5/1/2002)
Accumulation unit value at beginning of period                                              $0.77    $1.00       --      --
Accumulation unit value at end of period                                                    $1.08    $0.77       --      --
Number of accumulation units outstanding at end of period (000 omitted)                       136       --       --      --
---------------------------------------------------------------------------------------------------------------------------

Subaccount WOSM1 (Investing in shares of Oppenheimer Main Street Small Cap Fund/VA,
Service Shares) (7/31/2002)
Accumulation unit value at beginning of period                                              $0.95    $1.00       --      --
Accumulation unit value at end of period                                                    $1.35    $0.95       --      --
Number of accumulation units outstanding at end of period (000 omitted)                        64       18       --      --
---------------------------------------------------------------------------------------------------------------------------
Subaccount WSTB1 (Investing in shares of Oppenheimer Strategic Bond Fund/VA, Service
Shares) (5/1/2002)
Accumulation unit value at beginning of period                                              $1.03    $1.00       --      --
Accumulation unit value at end of period                                                    $1.18    $1.03       --      --
Number of accumulation units outstanding at end of period (000 omitted)                       137        5       --      --
---------------------------------------------------------------------------------------------------------------------------
Subaccount WHSC1 (Investing in shares of Putnam VT Health Sciences Fund - Class
IB Shares) (5/1/2002)
Accumulation unit value at beginning of period                                              $0.84    $1.00       --      --
Accumulation unit value at end of period                                                    $0.97    $0.84       --      --
Number of accumulation units outstanding at end of period (000 omitted)                       188       73       --      --
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
14   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

Variable account charges of 1.70% of the daily net assets of the variable account. (continued)

Year ended Dec. 31,                                                                          2003     2002     2001    2000
---------------------------------------------------------------------------------------------------------------------------

Subaccount WIGR1 (Investing in shares of Putnam VT International Equity Fund -
Class IB Shares) (3/3/2000)
Accumulation unit value at beginning of period                                              $0.47    $0.58    $0.75   $1.00
Accumulation unit value at end of period                                                    $0.60    $0.47    $0.58   $0.75
Number of accumulation units outstanding at end of period (000 omitted)                     1,760    1,350    1,244     708
---------------------------------------------------------------------------------------------------------------------------
Subaccount WVIS1 (Investing in shares of Putnam VT Vista Fund - Class IB Shares)
(3/3/2000)
Accumulation unit value at beginning of period                                              $0.33    $0.48    $0.73   $1.00
Accumulation unit value at end of period                                                    $0.43    $0.33    $0.48   $0.73
Number of accumulation units outstanding at end of period (000 omitted)                     1,270    1,246    1,676     814
---------------------------------------------------------------------------------------------------------------------------
Subaccount WVCP1 (Investing in shares of Van Kampen Life Investment Trust Comstock
Portfolio Class II Shares) (8/30/2002)
Accumulation unit value at beginning of period                                              $0.98    $1.00       --      --
Accumulation unit value at end of period                                                    $1.26    $0.98       --      --
Number of accumulation units outstanding at end of period (000 omitted)                        73       --       --      --
---------------------------------------------------------------------------------------------------------------------------


Variable account charges of 1.80% of the daily net assets of the variable account.


Year ended Dec. 31,                                                                                            2003    2002
---------------------------------------------------------------------------------------------------------------------------


Subaccount WCMG9 (Investing in shares of AXP(R) Variable Portfolio - Cash
Management Fund) (3/1/2002)
Accumulation unit value at beginning of period                                                                $0.99   $1.00
Accumulation unit value at end of period                                                                      $0.97   $0.99
Number of accumulation units outstanding at end of period (000 omitted)                                          21     132
---------------------------------------------------------------------------------------------------------------------------


Subaccount WDEI9 (Investing in shares of AXP(R) Variable Portfolio - Diversified
Equity Income Fund) (3/1/2002)
Accumulation unit value at beginning of period                                                                $0.80   $1.00
Accumulation unit value at end of period                                                                      $1.10   $0.80
Number of accumulation units outstanding at end of period (000 omitted)                                          --      --
---------------------------------------------------------------------------------------------------------------------------
Subaccount WESL9 (Investing in shares of AXP(R) Variable Portfolio - Equity
Select Fund) (8/30/2002)
Accumulation unit value at beginning of period                                                                $1.02   $1.00
Accumulation unit value at end of period                                                                      $1.22   $1.02
Number of accumulation units outstanding at end of period (000 omitted)                                          --      --
---------------------------------------------------------------------------------------------------------------------------
Subaccount WEXI9 (Investing in shares of AXP(R) Variable Portfolio - High Yield Bond
Fund) (3/1/2002)
Accumulation unit value at beginning of period                                                                $0.92   $1.00
Accumulation unit value at end of period                                                                      $1.08   $0.92
Number of accumulation units outstanding at end of period (000 omitted)                                          --      --
---------------------------------------------------------------------------------------------------------------------------


Subaccount WNDM9 (Investing in shares of AXP(R) Variable Portfolio - New
Dimensions Fund(R)) (3/1/2002)
Accumulation unit value at beginning of period                                                                $0.79   $1.00
Accumulation unit value at end of period                                                                      $0.97   $0.79
Number of accumulation units outstanding at end of period (000 omitted)                                          --      --
---------------------------------------------------------------------------------------------------------------------------
Subaccount  WSVA9 (Investing in shares of AXP(R) Variable Portfolio - Partners Small
Cap Value Fund) (7/31/2002)
Accumulation unit value at beginning of period                                                                $0.96   $1.00
Accumulation unit value at end of period                                                                      $1.29   $0.96
Number of accumulation units outstanding at end of period (000 omitted)                                          --      --
---------------------------------------------------------------------------------------------------------------------------


Subaccount WABA9 (Investing in shares of AIM V.I. Basic Value Fund, Series II Shares)
(7/31/2002)
Accumulation unit value at beginning of period                                                                $0.95   $1.00
Accumulation unit value at end of period                                                                      $1.24   $0.95
Number of accumulation units outstanding at end of period (000 omitted)                                          --      --
---------------------------------------------------------------------------------------------------------------------------
Subaccount WAAD9 (Investing in shares of AIM V.I. Capital Development Fund, Series II
Shares) (8/30/2002)
Accumulation unit value at beginning of period                                                                $0.94   $1.00
Accumulation unit value at end of period                                                                      $1.25   $0.94
Number of accumulation units outstanding at end of period (000 omitted)                                          --      --
---------------------------------------------------------------------------------------------------------------------------
Subaccount WGIP9 (Investing in shares of AllianceBernstein VP Growth and Income
Portfolio (Class B)) (8/30/2002)
Accumulation unit value at beginning of period                                                                $0.95   $1.00
Accumulation unit value at end of period                                                                      $1.23   $0.95
Number of accumulation units outstanding at end of period (000 omitted)                                          --      --
---------------------------------------------------------------------------------------------------------------------------
Subaccount WFCO9 (Investing in shares of Fidelity(R) VIP Contrafund(R) Portfolio
Service Class 2) (8/30/2002)
Accumulation unit value at beginning of period                                                                $0.97   $1.00
Accumulation unit value at end of period                                                                      $1.21   $0.97
Number of accumulation units outstanding at end of period (000 omitted)                                          --      --
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

Variable account charges of 1.80% of the daily net assets of the variable account. (continued)

Year ended Dec. 31,                                                                                            2003    2002
---------------------------------------------------------------------------------------------------------------------------


Subaccount WFGR9 (Investing in shares of Fidelity(R) VIP Growth Portfolio Service
Class 2) (3/1/2002)
Accumulation unit value at beginning of period                                                                $0.72   $1.00
Accumulation unit value at end of period                                                                      $0.94   $0.72
Number of accumulation units outstanding at end of period (000 omitted)                                          --      --
---------------------------------------------------------------------------------------------------------------------------
Subaccount WMDC9 (Investing in shares of Fidelity(R) VIP Mid Cap Portfolio Service
Class 2) (3/1/2002)
Accumulation unit value at beginning of period                                                                $0.89   $1.00
Accumulation unit value at end of period                                                                      $1.21   $0.89
Number of accumulation units outstanding at end of period (000 omitted)                                          19      --
---------------------------------------------------------------------------------------------------------------------------
Subaccount WISE9 (Investing in shares of FTVIPT Franklin Income Securities Fund -
Class 2) (3/3/2003)
Accumulation unit value at beginning of period                                                                $1.00      --
Accumulation unit value at end of period                                                                      $1.30      --
Number of accumulation units outstanding at end of period (000 omitted)                                          95      --
---------------------------------------------------------------------------------------------------------------------------
Subaccount WSMC9 (Investing in shares of FTVIPT Franklin Small Cap Fund - Class 2)
(3/1/2002)
Accumulation unit value at beginning of period                                                                $0.75   $1.00
Accumulation unit value at end of period                                                                      $1.01   $0.75
Number of accumulation units outstanding at end of period (000 omitted)                                          --      --
---------------------------------------------------------------------------------------------------------------------------
Subaccount WMSS9 (Investing in shares of FTVIPT Mutual Shares Securities Fund - Class
2) (3/1/2002)
Accumulation unit value at beginning of period                                                                $0.87   $1.00
Accumulation unit value at end of period                                                                      $1.07   $0.87
Number of accumulation units outstanding at end of period (000 omitted)                                         153      --
---------------------------------------------------------------------------------------------------------------------------
Subaccount WMCV9 (Investing in shares of Goldman Sachs VIT Mid Cap Value Fund)
(3/3/2003)
Accumulation unit value at beginning of period                                                                $1.00      --
Accumulation unit value at end of period                                                                      $1.33      --
Number of accumulation units outstanding at end of period (000 omitted)                                          --      --
---------------------------------------------------------------------------------------------------------------------------


Subaccount WSND9 (Investing in shares of MFS(R) New Discovery Series - Service
Class) (3/1/2002)
Accumulation unit value at beginning of period                                                                $0.73   $1.00
Accumulation unit value at end of period                                                                      $0.96   $0.73
Number of accumulation units outstanding at end of period (000 omitted)                                          --      --
---------------------------------------------------------------------------------------------------------------------------
Subaccount WSTR9 (Investing in shares of MFS(R) Total Return Series - Service
Class) (3/1/2002)
Accumulation unit value at beginning of period                                                                $0.92   $1.00
Accumulation unit value at end of period                                                                      $1.04   $0.92
Number of accumulation units outstanding at end of period (000 omitted)                                          --      --
---------------------------------------------------------------------------------------------------------------------------
Subaccount WSUT9 (Investing in shares of MFS(R) Utilities Series - Service Class)
(3/1/2002)
Accumulation unit value at beginning of period                                                                $0.85   $1.00
Accumulation unit value at end of period                                                                      $1.10   $0.85
Number of accumulation units outstanding at end of period (000 omitted)                                          --      --
---------------------------------------------------------------------------------------------------------------------------
Subaccount WOCA9 (Investing in shares of Oppenheimer Capital Appreciation Fund/VA,
Service Shares) (8/30/2002)
Accumulation unit value at beginning of period                                                                $0.96   $1.00
Accumulation unit value at end of period                                                                      $1.23   $0.96
Number of accumulation units outstanding at end of period (000 omitted)                                          --      --
---------------------------------------------------------------------------------------------------------------------------
Subaccount WOGS9 (Investing in shares of Oppenheimer Global Securities Fund/VA,
Service Shares) (8/30/2002)
Accumulation unit value at beginning of period                                                                $0.92   $1.00
Accumulation unit value at end of period                                                                      $1.30   $0.92
Number of accumulation units outstanding at end of period (000 omitted)                                          83      --
---------------------------------------------------------------------------------------------------------------------------
Subaccount WOSM9 (Investing in shares of Oppenheimer Main Street Small Cap Fund/VA,
Service Shares) (7/31/2002)
Accumulation unit value at beginning of period                                                                $0.95   $1.00
Accumulation unit value at end of period                                                                      $1.35   $0.95
Number of accumulation units outstanding at end of period (000 omitted)                                          --      --
---------------------------------------------------------------------------------------------------------------------------
Subaccount WSTB9 (Investing in shares of Oppenheimer Strategic Bond Fund/VA, Service
Shares) (8/30/2002)
Accumulation unit value at beginning of period                                                                $1.04   $1.00
Accumulation unit value at end of period                                                                      $1.12   $1.04
Number of accumulation units outstanding at end of period (000 omitted)                                          --      --
---------------------------------------------------------------------------------------------------------------------------
Subaccount WHSC9 (Investing in shares of Putnam VT Health Sciences Fund - Class
IB Shares) (8/30/2002)
Accumulation unit value at beginning of period                                                                $0.97   $1.00
Accumulation unit value at end of period                                                                      $1.12   $0.97
Number of accumulation units outstanding at end of period (000 omitted)                                          --      --
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
16   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

Variable account charges of 1.80% of the daily net assets of the variable account. (continued)

Year ended Dec. 31,                                                                                            2003    2002
---------------------------------------------------------------------------------------------------------------------------

Subaccount WIGR9 (Investing in shares of Putnam VT International Equity Fund -
Class IB Shares) (3/1/2002))
Accumulation unit value at beginning of period                                                                $0.84   $1.00
Accumulation unit value at end of period                                                                      $1.06   $0.84
Number of accumulation units outstanding at end of period (000 omitted)                                          --      --
---------------------------------------------------------------------------------------------------------------------------
Subaccount WVIS9 (Investing in shares of Putnam VT Vista Fund - Class IB Shares)
(3/1/2002)
Accumulation unit value at beginning of period                                                                $0.74   $1.00
Accumulation unit value at end of period                                                                      $0.97   $0.74
Number of accumulation units outstanding at end of period (000 omitted)                                          --      --
---------------------------------------------------------------------------------------------------------------------------
Subaccount WVCP9 (Investing in shares of Van Kampen Life Investment Trust Comstock
Portfolio Class II Shares) (8/30/2002)
Accumulation unit value at beginning of period                                                                $0.98   $1.00
Accumulation unit value at end of period                                                                      $1.26   $0.98
Number of accumulation units outstanding at end of period (000 omitted)                                           8       8
---------------------------------------------------------------------------------------------------------------------------

Financial Statements

You can find the audited financial statements of the subaccounts with financial history in the SAI. You can find audited financial statements of American Enterprise Life later in the prospectus. The SAI does not include the audited financial statements for some subaccounts because they are new and did not have any activity as of the date of the financial statements.

--------------------------------------------------------------------------------
17   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

The Variable Account and the Funds

Variable account: The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of American Enterprise Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

The Funds: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). In doing so, we may consider various objective and subjective factors. These factors include financial and distribution considerations that benefit us and/or the selling firm that distributes this contract.

Purchase payments and contract values invested in the AXP(R) Variable Portfolio Funds are generally more profitable for us and our affiliates. We or one of our affiliates may receive compensation from the funds including, but not limited to, 12b-1 fees (see "Expense Summary -- Annual Operating Expenses of the Funds").

A broker dealer affiliate of ours may distribute publicly-traded retail mutual funds that are managed by the same investment manager or adviser as one or more of the underlying funds. Similarly, the same unaffiliated investment manager or adviser may subadvise both publicly-traded retail mutual funds sponsored by one of our affiliates as well as certain portfolios of the AXP(R) Variable Portfolio Funds, which may or may not be available under the contract.

Some of these arrangements or relationships may also influence recommendations your registered representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract value to a particular subaccount.

All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

--------------------------------------------------------------------------------
18   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

You may allocate purchase payments and transfers to any or all of the subaccounts of the variable account that invest in shares of the following funds:

Subaccounts Investing in           Investment Objectives and Policies                  Investment Adviser
---------------------------------- --------------------------------------------------- -----------------------------
AXP(R) Variable Portfolio - Cash   Maximum current income consistent with liquidity    American Express Financial
Management Fund                    and stability of principal. Invests primarily in    Corporation (AEFC)
                                   money market instruments, such as marketable debt
                                   obligations issued  by the U.S. government or its
                                   agencies, bank certificates  of deposit, bankers'
                                   acceptances, letters of credit, and commercial
                                   paper, including asset-backed  commercial paper.
---------------------------------- --------------------------------------------------- -----------------------------
AXP(R) Variable Portfolio -        High level of current income and, as a secondary    AEFC
Diversified Equity  Income Fund    goal, steady growth of capital. Under normal
                                   market conditions, the Fund invests at least 80%
                                   of its net assets in dividend-paying common and
                                   preferred stocks.
---------------------------------- --------------------------------------------------- -----------------------------
AXP(R) Variable Portfolio -        Growth of capital. Under normal market              AEFC
Equity Select Fund                 conditions, the Fund invests at least 80% of its
                                   net assets in equity securities of medium-sized
                                   companies.
---------------------------------- --------------------------------------------------- -----------------------------
AXP(R) Variable Portfolio - High   High current income, with capital growth as a       AEFC
Yield Bond Fund                    secondary objective. Under normal market
                                   conditions, the Fund invests at least 80% of its
                                   net assets in high-yielding,  high-risk corporate
                                   bonds (junk bonds) issued by U.S. and foreign
                                   companies and governments.
---------------------------------- --------------------------------------------------- -----------------------------
AXP(R) Variable Portfolio - New    Long-term growth of capital. Invests primarily in   AEFC
Dimensions Fund                    common stocks showing potential for significant
                                   growth.
---------------------------------- --------------------------------------------------- -----------------------------
AXP(R) Variable Portfolio -        Long-term capital appreciation. Non-diversified     AEFC, adviser; Goldman
Partners Small Cap  Value Fund     mutual fund that invests primarily in equity        Sachs Asset Management,
                                   securities. Under normal market conditions, at      L.P., Royce & Associates,
                                   least 80% of its net assets will be invested in     LLC, Donald Smith & Co.,
                                   companies with market capitalization of less than   Inc., Franklin Portfolio
                                   $2 billion, which also includes micro               Associates LLC and Barrow,
                                   capitalization companies with market                Hanley, Mewhinney &
                                   capitalization of less than  $400 million, at the   Strauss, Inc., subadvisers.
                                   time of investment.
---------------------------------- --------------------------------------------------- -----------------------------
AXP(R) Variable Portfolio - S&P    Long-term capital appreciation. Non-diversified     AEFC
500 Index Fund                     mutual fund that invests primarily in securities
                                   of large-capitalization stocks of U.S. companies
                                   that are expected to provide investment results
                                   that correspond to the performance of the S&P
                                   500(R) Index.
---------------------------------- --------------------------------------------------- -----------------------------
AIM V.I. Basic Value Fund,         Long-term growth of capital. Invests at least 65%   A I M Advisors, Inc.
Series II Shares                   of its total assets in equity securities of U.S.
                                   issuers that have market capitalizations of
                                   greater than $500 million and are believed to be
                                   undervalued in relation to long-term earning
                                   power or other factors. The fund may invest 25%
                                   of its assets in foreign securities.
---------------------------------- --------------------------------------------------- -----------------------------
AIM V.I. Capital Development       Long-term growth of capital. Invests primarily in   A I M Advisors, Inc.
Fund,  Series II Shares            securities (including common stocks, convertible
                                   securities and bonds) of small- and medium-sized
                                   companies. The Fund may invest up to 25% of its
                                   assets in foreign securities.
---------------------------------- --------------------------------------------------- -----------------------------


--------------------------------------------------------------------------------
19   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

---------------------------------- --------------------------------------------------- -----------------------------
Subaccounts Investing in           Investment Objectives and Policies                  Investment Adviser
---------------------------------- --------------------------------------------------- -----------------------------
AIM V.I. Mid Cap Core Equity       Long-term growth of capital. Invests normally at    A I M Advisors, Inc.
Fund,  Series II Shares            least 80% of its total assets in equity
                                   securities, including convertible securities, of
                                   medium sized companies. The fund may invest up to
                                   20% of its net assets in equity securities of
                                   companies in other market capitalization ranges
                                   or in investment grade debt securities. The fund
                                   may also invest up to 25% of its total assets in
                                   foreign securities.
---------------------------------- --------------------------------------------------- -----------------------------
AllianceBernstein  VP Growth and   Reasonable current income and reasonable            Alliance Capital Management
Income Portfolio (Class B)         appreciation. Invests primarily in                  L.P.
                                   dividend-paying common stocks of good quality.
---------------------------------- --------------------------------------------------- -----------------------------
AllianceBernstein  VP              Long-term growth of capital. Invests primarily in   Alliance Capital Management
International Value Portfolio      a diversified portfolio of foreign equity           L.P.
(Class B)                          securities.
---------------------------------- --------------------------------------------------- -----------------------------
AllianceBernstein  VP Total        Achieve a high return through a combination of      Alliance Capital Management
Return Portfolio (Class B)         current income and capital appreciation. Invests    L.P.
                                   primarily in  U.S. government and agency
                                   obligations, bonds, fixed-income senior
                                   securities (including short- and long-term debt
                                   securities and preferred stocks to the extent
                                   their value is attributable to their fixed-income
                                   characteristics), and common stocks.
---------------------------------- --------------------------------------------------- -----------------------------
American Century(R)  VP            Pursues long-term total return using a strategy     American Century Investment
Inflation Protection,  Class II    that seeks to protect against U.S. inflation.       Management, Inc.
---------------------------------- --------------------------------------------------- -----------------------------
American Century(R)  VP Ultra,     Long-term capital growth. Invests primarily in      American Century Investment
Class II                           U.S. companies, but there is no limit on the        Management, Inc.
                                   amount of assets the Fund can invest in foreign
                                   companies.
---------------------------------- --------------------------------------------------- -----------------------------
American Century(R)  VP Value,     Long-term capital growth, with income as a          American Century Investment
Class II                           secondary objective. Invests primarily in stocks    Management, Inc.
                                   of companies that management believes to be
                                   undervalued at the time of purchase.
---------------------------------- --------------------------------------------------- -----------------------------
Colonial Small Cap Value Fund,     The Fund seeks long-term growth by investing        Columbia Wanger Asset
Variable Series, Class B           primarily in smaller capitalization (small-cap)     Management, L.P.
                                   equities. Under normal market conditions, the
                                   Fund invests at least 80% of its net assets (plus
                                   any borrowings for investment purposes) in
                                   small-cap stocks of U.S. companies. The remainder
                                   of the Fund's assets may be invested in stocks,
                                   or in bonds that are rated or considered by the
                                   Fund's investment advisor to be investment-grade.
                                   When purchasing securities for the Fund, the
                                   advisor generally chooses securities of companies
                                   it believes are undervalued. The Fund may invest
                                   up to 10% of its assets in foreign securities.
---------------------------------- --------------------------------------------------- -----------------------------
Columbia High Yield Fund,          High level of current income with capital           Columbia Management
Variable Series, Class B           appreciation as a secondary objective. The Fund     Advisors, Inc., adviser.
                                   normally invests at least 80% of its net assets
                                   (plus any borrowings for investment purposes) in
                                   high yielding corporate debt securities, such  as
                                   bonds, debentures and notes that are rated below
                                   investment grade.
---------------------------------- --------------------------------------------------- -----------------------------


--------------------------------------------------------------------------------
20   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

---------------------------------- --------------------------------------------------- -----------------------------
Subaccounts Investing in           Investment Objectives and Policies                  Investment Adviser
---------------------------------- --------------------------------------------------- -----------------------------
Dreyfus Investment Portfolios      The portfolio seeks investment results that are     The Dreyfus Corporation
Midcap  Stock Portfolio,           greater than the total return performance of
Service Share Class                publicly traded common stocks of medium-sized
                                   domestic companies in the aggregate, as
                                   represented by the Standard & Poor's  Midcap 400
                                   Index. The portfolio normally invests at least
                                   80% of its assets in stocks of mid-size
                                   companies. The portfolio invests in growth and
                                   value stocks, which are chosen through a
                                   disciplined investment process that combines
                                   computer modeling techniques, fundamental
                                   analysis and risk management. Consistency of
                                   returns compared to the S&P 400 is a primary goal
                                   of the investment process. The portfolio's stock
                                   investments may include common stocks, preferred
                                   stocks, convertible securities and depository
                                   receipts, including those issued in initial
                                   public offerings or shortly thereafter.
---------------------------------- --------------------------------------------------- -----------------------------
Dreyfus Variable Investment Fund   Long-term capital growth consistent with the        The Dreyfus Corporation -
Appreciation Portfolio, Service    preservation of capital; current income is a        Fayez Sarofim & Co. is the
Share Class                        secondary goal. The portfolio invests in common     portfolio's  sub-investment
                                   stocks focusing on "blue chip" companies with       advisor
                                   total market capitalizations of more than  $5
                                   billion at the time of purchase, including
                                   multinational companies. These established
                                   companies have demonstrated sustained patterns of
                                   profitability, strong balance sheets, an
                                   expanding global presence and the potential to
                                   achieve predictable, above average earnings
                                   growth.
---------------------------------- --------------------------------------------------- -----------------------------
Dreyfus Variable Investment Fund   The portfolio seeks long-term capital growth. The   The Dreyfus Corporation
International Value Portfolio,     portfolio normally invests at least 80% of its
Service  Share Class               assets in stocks. The portfolio ordinarily
                                   invests most of its assets in securities of
                                   foreign companies. The portfolio's stock
                                   investments may include common stocks, preferred
                                   stocks and convertible securities, including
                                   those purchased in initial public offerings or
                                   shortly thereafter the portfolio may invest in
                                   companies of any size. The portfolio may also
                                   invest in companies located in emerging markets.
---------------------------------- --------------------------------------------------- -----------------------------
Fidelity(R) VIP Contrafund(R)      Seeks long-term capital appreciation. Normally      Fidelity Management &
Portfolio Service Class 2          invests primarily in common stocks. Invests in      Research Company (FMR),
                                   securities of companies whose value it believes     investment manager; FMR
                                   is not fully recognized by the public. Invests in   U.K. and FMR  Far East,
                                   either "growth" stocks or  "value" stocks or        sub-investment advisers.
                                   both. The fund invests in domestic and foreign
                                   issuers.
---------------------------------- --------------------------------------------------- -----------------------------
Fidelity(R) VIP Growth Portfolio   Seeks to achieve capital appreciation. Normally     FMR, investment manager;
Service Class 2                    invests primarily in common stocks. Invests in      FMR U.K., FMR Far East,
                                   companies that it believes have above-average       sub-investment advisers.
                                   growth potential (stocks of these companies are
                                   often called "growth" stocks). The Fund invests
                                   in domestic and foreign issuers.
---------------------------------- --------------------------------------------------- -----------------------------
Fidelity(R) VIP Investment Grade   Seeks as high of a level of current income as is    FMR, investment manager;
Bond Portfolio Service Class 2     consistent with the preservation of capital.        FMR U.K., FMR Far East,
                                   Normally invests at least 80% of assets in          sub-investment advisers.
                                   investment-grade debt securities of all types and
                                   repurchase agreements for those securities.
---------------------------------- --------------------------------------------------- -----------------------------


--------------------------------------------------------------------------------
21   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

---------------------------------- --------------------------------------------------- -----------------------------
Subaccounts Investing in           Investment Objectives and Policies                  Investment Adviser
---------------------------------- --------------------------------------------------- -----------------------------
Fidelity(R) VIP Mid Cap            Seeks long-term growth of capital. Normally         FMR, investment manager;
Portfolio Service Class 2          invests primarily in common stocks. Normally        FMR U.K., FMR Far East,
                                   invests at least 80% of assets in securities of     sub-investment advisers.
                                   companies with medium market capitalizations. May
                                   invest in companies with smaller or larger market
                                   capitalizations. Invests in domestic and foreign
                                   issuers. The Fund invests in growth or value
                                   common stocks.
---------------------------------- --------------------------------------------------- -----------------------------
Fidelity(R) VIP Overseas           Seeks long-term growth of capital. Normally         FMR, investment manager;
Portfolio Service Class 2          invests primarily in common stocks of foreign       FMR U.K., FMR Far East,
                                   securities. Normally invests at least 80% of        Fidelity International
                                   assets in non-U.S. securities.                      Investment Advisors (FIIA)
                                                                                       and FIIA U.K.,
                                                                                       sub-investment advisers.
---------------------------------- --------------------------------------------------- -----------------------------
FTVIPT Franklin Income             Seeks to maximize income while maintaining          Franklin Advisers, Inc.
Securities Fund - Class 2          prospects for capital appreciation. The Fund
                                   normally invests in debt and equity securities.
---------------------------------- --------------------------------------------------- -----------------------------
FTVIPT Franklin Rising Dividends   Seeks long-term capital appreciation, with          Franklin Advisers, Inc.
Securities  Fund - Class 2         preservation of capital as an important
                                   consideration. The Fund normally invests at least
                                   80% of its net assets in investments of companies
                                   that have paid rising dividends.
---------------------------------- --------------------------------------------------- -----------------------------
FTVIPT Franklin  Small Cap Fund    Seeks long-term capital growth. The Fund normally   Franklin Advisers, Inc.
- Class 2                          invests at least 80% of its net assets in
                                   investments of small capitalization companies.
                                   For this Fund, small-cap companies are those with
                                   market capitalization values not exceeding (i)
                                   $1.5 billion or (ii) the highest market
                                   capitalization value in the Russell 2000(R)
                                   Index, whichever is greater, at the time of
                                   purchase.
---------------------------------- --------------------------------------------------- -----------------------------
FTVIPT Mutual Shares Securities    Seeks capital appreciation, with income as a        Franklin Mutual Advisers,
Fund - Class 2                     secondary goal. The Fund normally invests mainly    LLC
                                   in U.S. equity securities that the Fund's manager
                                   believes are available at market prices less than
                                   their value based on certain recognized or
                                   objective criteria, including undervalued stocks,
                                   merger/risk arbitrage securities and distressed
                                   companies.
---------------------------------- --------------------------------------------------- -----------------------------
FTVIPT Templeton  Global Income    Seeks high current income, consistent with          Franklin Advisers, Inc.
Securities Fund - Class 2          preservation of capital, with capital
                                   appreciation as a secondary consideration. The
                                   Fund normally invests mainly in debt securities
                                   of governments and their political subdivisions
                                   and agencies, supranational organizations and
                                   companies located anywhere in the world,
                                   including emerging markets. The Fund focuses on
                                   investment grade debt securities, but may also
                                   invest in lower-rated debt, including high yield
                                   "junk bonds."
---------------------------------- --------------------------------------------------- -----------------------------
FTVIPT Templeton Growth            Seeks long-term capital growth. The Fund normally   Franklin Advisers, Inc.
Securities Fund - Class 2          invests mainly in equity securities of companies
                                   located anywhere in the world, including those in
                                   the U.S. and in emerging markets.
---------------------------------- --------------------------------------------------- -----------------------------


--------------------------------------------------------------------------------
22   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

---------------------------------- --------------------------------------------------- -----------------------------
Subaccounts Investing in           Investment Objectives and Policies                  Investment Adviser
---------------------------------- --------------------------------------------------- -----------------------------
Goldman Sachs VIT  Mid Cap Value   The Goldman Sachs VIT Mid Cap Value Fund seeks      Goldman Sachs Asset
Fund                               long-term capital appreciation. The Fund invests,   Management, L.P.
                                   under normal circumstances, at least 80% of its
                                   net assets plus any borrowing for investment
                                   purposes (measured at time of purchase) in a
                                   diversified portfolio of equity investments in
                                   mid-capitalization issuers within the range of
                                   the market capitalization of companies
                                   constituting the Russell Midcap Value Index at
                                   the time of investments in mid-cap issuers with
                                   public stock market capitalization (based upon
                                   shares available for trading on an unrestricted
                                   basis) within the range of the market
                                   capitalization of companies constituting the
                                   Russell Midcap Value Index at the time of
                                   investment.  If the market capitalization of a
                                   company held by the Fund moves outside this
                                   range, the Fund may, but is not required to, sell
                                   the securities.
---------------------------------- --------------------------------------------------- -----------------------------
MFS(R) New Discovery Series -      Capital appreciation. Invests in at least 65% of    MFS Investment Management(R)
Service Class                      its net assets in equity securities of emerging
                                   growth companies.
---------------------------------- --------------------------------------------------- -----------------------------
MFS(R) Total Return  Series -      Above-average income consistent with the prudent    MFS Investment Management(R)
Service Class                      employment of capital, with growth of capital and
                                   income as a secondary objective. Invests
                                   primarily in a combination of equity and fixed
                                   income securities.
---------------------------------- --------------------------------------------------- -----------------------------
MFS(R) Utilities Series -          Capital growth and current income. Invests          MFS Investment Management(R)
Service Class                      primarily in equity and debt securities of
                                   domestic and foreign companies in the utilities
                                   industry.
---------------------------------- --------------------------------------------------- -----------------------------
Oppenheimer Capital Appreciation   Capital appreciation. Invests in securities of      OppenheimerFunds, Inc.
Fund/VA, Service Shares            well-known, established companies.
---------------------------------- --------------------------------------------------- -----------------------------
Oppenheimer Global Securities      Long-term capital appreciation. Invests mainly in   OppenheimerFunds, Inc.
Fund/VA, Service Shares            common stocks of U.S. and foreign issuers that
                                   are "growth-type" companies, cyclical industries
                                   and special situations that are considered to
                                   have appreciation possibilities.
---------------------------------- --------------------------------------------------- -----------------------------
Oppenheimer Main Street Small      Seeks capital appreciation. Invests mainly in       OppenheimerFunds, Inc.
Cap Fund/VA, Service Shares        common stocks of small-capitalization U.S.
                                   companies that the fund's investment manager
                                   believes have favorable business trends or
                                   prospects.
---------------------------------- --------------------------------------------------- -----------------------------
Oppenheimer Strategic Bond         High level of current income principally derived    OppenheimerFunds, Inc.
Fund/VA,  Service Shares           from interest on debt securities. Invests mainly
                                   in three market sectors: debt securities of
                                   foreign governments and companies, U.S.
                                   government securities and lower-rated high yield
                                   securities of U.S. and foreign companies.
---------------------------------- --------------------------------------------------- -----------------------------


--------------------------------------------------------------------------------
23   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

---------------------------------- --------------------------------------------------- -----------------------------
Subaccounts Investing in           Investment Objectives and Policies                  Investment Adviser
---------------------------------- --------------------------------------------------- -----------------------------
Putnam VT Health Sciences Fund     Capital appreciation. The fund pursues its goal     Putnam Investment
-  Class IB Shares                 by investing mainly in growth stocks of companies   Management, LLC
                                   in the health sciences industries. Under normal
                                   circumstances, the fund invests at least 80% of
                                   its net assets in securities of (a) companies
                                   that derive at least 50% of their assets,
                                   revenues or profits from the pharmaceutical,
                                   health care services, applied research and
                                   development and medical equipment and supplies
                                   industries, or (b) companies we think have the
                                   potential for growth as a result of their
                                   particular products, technology, patents or other
                                   market advantages in the health sciences
                                   industries.
---------------------------------- --------------------------------------------------- -----------------------------
Putnam VT International Equity     Capital appreciation. The fund pursues its goal     Putnam Investment
Fund -  Class IB Shares            by investing mainly in common stocks of companies   Management, LLC
                                   outside the  United States that Putnam Management
                                   believes have favorable investment potential.
                                   Under normal circumstances, the fund invests at
                                   least 80% of the fund's net assets in equity
                                   investments.
---------------------------------- --------------------------------------------------- -----------------------------
Putnam VT Small Cap Value Fund     Capital appreciation. The fund pursues its goal     Putnam Investment
-  Class IB Shares                 by investing mainly in common stocks of U.S.        Management, LLC
                                   companies, with a focus on value stocks. Under
                                   normal circumstances, the fund invests at least
                                   80% of net assets in small companies of a size
                                   similar to those in the Russell 2000 Value Index.
---------------------------------- --------------------------------------------------- -----------------------------
Putnam VT Vista Fund - Class IB    Capital appreciation. The fund pursues its goal     Putnam Investment
Shares                             by investing mainly in common stocks of U.S.        Management, LLC
                                   companies with a focus on growth stocks.
---------------------------------- --------------------------------------------------- -----------------------------
Van Kampen Life Investment Trust   Seeks capital growth and income through             Van Kampen Asset Management
Comstock Portfolio  Class II       investments in equity securities, including
Shares                             common stocks, preferred stocks and securities
                                   convertible into common and  preferred stocks.
---------------------------------- --------------------------------------------------- -----------------------------
Van Kampen UIF  U.S. Real Estate   Above average current income and long-term          Morgan Stanley Investment
Portfolio Class II Shares          capital appreciation. Invests primarily in equity   Management Inc., doing
                                   securities of companies in the U.S. real estate     business as Van Kampen.
                                   industry, including real estate investment trusts.
---------------------------------- --------------------------------------------------- -----------------------------
Wanger International Small Cap     Long-term growth of capital. Invests primarily in   Columbia Wanger Asset
                                   stocks of non-U.S. companies with capitalizations   Management, L.P.
                                   of less than  $2 billion at time of purchase.
---------------------------------- --------------------------------------------------- -----------------------------
Wanger U.S. Smaller Companies      Long-term growth of capital. Invests primarily in   Columbia Wanger Asset
                                   stocks of small- and medium-size U.S. companies     Management, L.P.
                                   with capitalizations of less than $5 billion at
                                   time of purchase.
---------------------------------- --------------------------------------------------- -----------------------------


--------------------------------------------------------------------------------
24   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

The Guarantee Period Accounts (GPAs)


The GPAs are not available for contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states. Any reference in this prospectus to the GPAs, and any contract features or benefits associated with the GPAs are deleted for contracts issued in Maryland, Oregon, Pennsylvania and Washington or any other state that does not allow investment in the GPAs.

You may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. These accounts are not available in all states and are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition and American Enterprise Life's revenues and other expenses. We cannot predict nor can we guarantee what future rates will be.


You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the guarantee period without receiving an MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state. (Exception: If you have selected a Portfolio Navigator asset allocation model that contains a GPA, we will automatically transfer the contract value in the maturing GPA into a new GPA of the same term at the end of the guarantee period, and this contract value will receive an MVA.)


We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account using a strategy known as "immunization." Immunization seeks to lock in a defined return on the pool of assets versus the pool of liabilities over a specified time horizon. Since the return on the assets versus the liabilities is locked in, it is "immune" to any potential fluctuations in interest rates during the given time. We achieve immunization by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is essentially equal to the price duration of the corresponding portfolio of liabilities. Portfolio immunization provides us with flexibility and efficiency in creating and managing the asset portfolio, while still assuring safety and soundness for funding liability obligations.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

o Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

o Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelp's) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

o Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

o Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

--------------------------------------------------------------------------------
25   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

Interests in the GPAs are registered with the SEC. The Staff reviews the disclosure in the prospectus relating to GPAs and the MVA feature.


MARKET VALUE ADJUSTMENT (MVA)

We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the Guarantee Period (30 day rule). At all other times, and unless one of the exceptions to the 30 day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under the Guarantor(SM) Withdrawal Benefit, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as early withdrawals. The application of an MVA may result in either a gain or loss of principal.

The 30 day rule does not apply and no MVA will apply to:

o transfers from a one-year GPA occurring under an automated dollar-cost averaging program or Interest Sweep Strategy;

o automatic rebalancing under any Portfolio Navigator asset allocation model we offer which contains one or more GPAs. However, an MVA will apply if you reallocate to a different Portfolio Navigator asset allocation model;

o amounts applied to an annuity payout plan while a Portfolio Navigator asset allocation model containing one or more GPAs is in effect;
o  amounts withdrawn for fees and charges; or

o  amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table.

                  If your GPA rate is:                          The MVA is:
                  Less than the new GPA rate + 0.10%            Negative
                  Equal to the new GPA rate + 0.10%             Zero
                  Greater than the new GPA rate + 0.10%         Positive

For examples, see Appendix A.

--------------------------------------------------------------------------------
26   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Buying Your Contract

Your registered representative will help you complete and submit an application and send it along with your initial purchase payment to our office. You may buy Contract Option L or Contract Option C. Contract Option L has a four-year withdrawal charge schedule. Contract Option C eliminates the withdrawal charge schedule in exchange for a higher mortality and expense risk fee. Both contracts have the same underlying funds. As the owner, you have all rights and may receive all benefits under the contract.

You may select a qualified or nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you apply, you may select (if available):

o  contract Option L or Option C;

o  GPAs and/or subaccounts in which you want to invest(1);

o  how you want to make purchase payments;

o the optional Portfolio Navigator asset allocation program(2);

o  the optional MAV Death Benefit(3);

o  the optional 5% Accumulation Death Benefit(3);

o  the optional Enhanced Death Benefit(3);

o  the optional Guarantor(SM) Withdrawal Benefit rider(4);

o  the optional Income Assurer Benefit(SM) - MAV rider(5);

o  the optional Income Assurer Benefit(SM) - 5%
   Accumulation Benefit Base rider(5);

o the optional Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base rider(5);

o  the optional Benefit Protector(SM) rider(6);

o  the optional Benefit Protector(SM) Plus rider(6); and

o  a beneficiary.

(1) GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.

(2)  There is no additional charge for this feature.

(3) Available if both you and the annuitant are age 79 or younger at contract issue. The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector(SM) and Benefit Protector(SM) Plus.


(4) Available if you and the annuitant are age 79 or younger at contract issue. You must select one of the Portfolio Navigator asset allocation models with this rider. Not available with any Income Assurer BenefitSM rider. May not be available in all states.

(5) Available if the annuitant is age 75 or younger at contract issue. You must select of the Portfolio Navigator asset allocation models with this rider. Not available with the Gurantor(SM) Withdrawal Benefit rider. May not be available in all states.


(6) Available if you and the annuitant are age 75 or younger at contract issue. Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit. May not be available in all states.

The contract provides for allocation of purchase payments to the GPAs and/or to the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs.


If your application is complete, we will process it and apply your purchase payment to the GPAs and subaccounts you selected within two business days after we receive it at our administrative office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our administrative office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our administrative office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

--------------------------------------------------------------------------------
27   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

THE RETIREMENT DATE

Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can align this date with your actual retirement from a job, or it can be a different date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

For nonqualified annuities and Roth IRAs, the retirement date must be:

o no earlier than the 30th day after the contract's effective date; and

o no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75.

For qualified annuities except Roth IRAs, to comply with IRS regulations, the retirement date generally must be:

o for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

o for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distributions by some other IRS approval method, or in the form of partial withdrawals from your contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later.

BENEFICIARY

We will pay your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is no named beneficiary, then you or your estate will be the beneficiary. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS

Minimum initial purchase payment
   $10,000

Minimum additional purchase payments
   $50 for SIPs
   $100 for all other payment types

Maximum total purchase payments*:
   $1,000,000

* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. We also reserve the right to restrict cumulative additional purchase payments for contracts with the Guarantor(SM) Withdrawal Benefit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

1 By letter

Send your check along with your name and contract number to:

American Enterprise Life Insurance Company
829 AXP Financial Center
Minneapolis, MN 55474

2 By SIP

Contact your registered representative to complete the necessary SIP paperwork.

--------------------------------------------------------------------------------
28   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Charges

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary. We prorate this charge among the GPAs and the subaccounts in the same proportion your interest in each account bears to your total contract value.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs. We cannot increase these fees. The contract (either Option L or Option C) and the death benefit guarantee you select determines the mortality and expense risk fee you pay:

                                                                                   contract Option L          contract Option C
ROP Death Benefit                                                                        1.55%                      1.65%
MAV Death Benefit                                                                        1.75                       1.85
5% Accumulation Death Benefit                                                            1.90                       2.00
Enhanced Death Benefit                                                                   1.95                       2.05

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

o first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

o then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge for contract Option L will cover sales and distribution expenses.

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE

We charge an annual fee of 0.55% of contact value for this optional feature only if you select it. If selected, we deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Guarantor(SM) Withdrawal Benefit, you may not cancel it and the fee will continue to be deducted until the contract is terminated or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the Guarantor(SM) Withdrawal Benefit fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.

--------------------------------------------------------------------------------
29   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Currently the Guarantor(SM) Withdrawal Benefit fee does not vary with the Portfolio Navigator model selected; however, we reserve the right to increase this fee and/or charge a separate fee for each asset allocation model for new contract owners. The Guarantor(SM) Withdrawal Benefit fee will not exceed a maximum charge of 1.50%.


We cannot change the Guarantor(SM) Withdrawal Benefit fee after the rider effective date unless:

(a) you choose the annual Elective Step Up;

(b) you change your Portfolio Navigator asset allocation model after we have exercised our rights to increase the fee;

(c) you change your Portfolio Navigator asset allocation model after we have exercised our rights to charge a separate fee for each model.

If you choose the Elective Step Up or change your Portfolio Navigator model after we have exercised our rights to increase the fee as described above, you will pay the fee we then charge.

If you choose to step up before the third contract anniversary, the Guarantor(SM) Withdrawal Benefit fee will not change until the third contract anniversary, when it may change to the fee that was offered at the time of your last Elective Step Up.

The fee does not apply after annuity payouts begin or the contract terminates.

INCOME ASSURER BENEFIT(SM) RIDER FEE


We charge an annual fee for this optional feature only if you select it. We determine the fee by multiplying the guaranteed income benefit base by the charge of the Income Assurer Benefit(SM) rider you select. There are three Income Assurer Benefit(SM) rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit(SM) Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit(SM) is as follows:

                                                                                        Maximum                   Current
Income Assurer Benefit(SM) - MAV                                                         1.50%                      0.30%
Income Assurer Benefit(SM) - 5% Accumulation Benefit Base                                1.75                       0.60
Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base              2.00                       0.65


We deduct the fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate Income Assurer Benefit(SM) fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently the Income Assurer Benefit(SM) fee does not vary with the Portfolio Navigator model selected; however, we reserve the right to increase this fee and/or charge a separate fee for each model for new contract owners but not to exceed the guaranteed charges shown above. We cannot change the Income Assurer Benefits(SM) charge after the rider effective date, unless you change your Portfolio Navigator model after we have exercised our rights to increase the fee and/or charge a separate fee for each model. If you decide to change your Portfolio Navigator model after we have exercised our rights to increase the fees for new contract holders, you will pay the fee we then charge. The fee does not apply after annuity payouts begin or the Income Assurer Benefit(SM) terminates.


For an example of how each Income Assurer Benefit(SM) fee is calculated, see Appendix B.


BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM)) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs and the subaccounts in the same proportion your interest in each account bears to your total contract value.

When annuity payouts begin, or if you terminate the contract for any reason other than death, we will deduct this fee, adjusted for the number of calendar days coverage was in place. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM) PLUS) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs and the subaccounts in the same proportion your interest in each account bears to your total contract value.

When annuity payouts begin, or if you terminate the contract for any reason other than death, we will deduct this fee, adjusted for the number of calendar days coverage was in place. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

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30   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

WITHDRAWAL CHARGE

You select either contract Option L or Option C at the time of application. Contract Option C has no withdrawal charge schedule but carries a higher mortality and expense risk fee than contract Option L.

If you select contract Option L and you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than five years before the date of withdrawal.


Each time you make a purchase payment under the contract, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the fourth year after it is made is 6%. At the beginning of the fifth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.


You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below. The TFA is defined as the maximum of (a) and (b) where:

(a) is 10% of your prior anniversary's contract value, and

(b) is current contract earnings.

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount or GPA. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment to be the prior anniversary's contract value during the first contract year.

If you elected the Guarantor(SM) Withdrawal Benefit rider at issue, the TFA of your contract will be defined as the maximum of (a), (b) or (c) where:

(a) is 10% of your prior anniversary's contract value,

(b) is current contract earnings, and

(c) is your current guaranteed benefit payment.

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value or your contract's guaranteed benefit payment if you elected the Guarantor(SM) Withdrawal Benefit rider and your guaranteed benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn
(PPW) in numbers three and four above as:

                  (ACV - XSF)
   PPW  = XSF +  --------------   x  (PPNPW - XSF)
                  (CV - TFA)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

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31   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn.

                             Contract Option L
                    years from purchase payment receipt                        Withdrawal charge percentage
                                  1-2                                                          8%
                                    3                                                          7
                                    4                                                          6
                                    Thereafter                                                 0

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.


For an example, see Appendix C.


Withdrawal charge under Annuity Payout Plan E -- Payouts for a specific period:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

                                                              If your AIR is 3.5%, then your      If your AIR is 5%, then your
                                                               discount rate percent (%) is:      discount rate percent (%) is:
Contract Option L                                                            6.55%                              8.05%
Contract Option C                                                            6.65%                              8.15%

Waiver of withdrawal charges

We do not assess withdrawal charges for:

o  withdrawals of any contract earnings;

o withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;

o if you elected the Guarantor(SM) Withdrawal Benefit rider, your contract's Guaranteed Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of your prior anniversary's contract value;

o required minimum distributions from a qualified annuity provided the amount is no greater than the required amount calculated under your specific contract currently in force;

o contracts settled using an annuity payout plan unless an annuity payout Plan E is later surrendered;

o withdrawals made as a result of one of the "Contingent events" described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

o  amounts we refund to you during the free look period; and

o  death benefits.

Contingent events

o Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

o To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

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32   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Valuing Your Investment

We value your accounts as follows:

GPAs

We value the amounts you allocated to the GPAs directly in dollars. The value of a GPA equals:

o the sum of your purchase payments and transfer amounts allocated to the GPAs;

o    plus interest credited;

o    minus the sum of amounts  withdrawn after any applicable MVA (including any
     applicable   withdrawal   charges  for  contract   Option  L)  and  amounts
     transferred out;

o    minus any prorated portion of the contract administrative charge;

o minus any prorated portion of the Guarantor(SM) Withdrawal Benefit rider fee (if applicable);

o minus any prorated portion of an Income Assurer Benefit(SM) rider fee (if applicable);

o minus any prorated portion of the Benefit Protector(SM) rider fee (if applicable); and

o minus any prorated portion of the Benefit Protector(SM) Plus rider fee (if applicable).

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal, transfer amounts out of a subaccount, or we assess a contract administrative charge, a withdrawal charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

Number of units: To calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

Accumulation unit value: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor. We determine the net investment factor by:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o    dividing that sum by the previous adjusted net asset value per share; and

o subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

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33   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Factors that affect subaccount accumulation units: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

o  additional purchase payments you allocate to the subaccounts;

o  transfers into or out of the subaccounts;

o  partial withdrawals;

o  withdrawal charges (for contract Option L);

and a deduction of:

o  a prorated portion of the contract administrative charge;

o a prorated portion of the Guarantor(SM) Withdrawal Benefit rider fee (if applicable);

o  a prorated portion of an Income Assurer Benefit(SM) rider fee
   (if applicable);

o  a prorated portion of the Benefit Protector(SM) fee (if applicable); and/or

o  a prorated portion of the Benefit Protector(SM) Plus fee (if applicable).

Accumulation unit values will fluctuate due to:

o  changes in funds' net asset value;

o  dividends distributed to the subaccounts;

o  capital gains or losses of funds;

o  fund operating expenses; and/or

o mortality and expense risk fee and the variable account administrative charge.

Making the Most of Your Contract

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year GPA to one or more subaccounts. Only the one-year GPA is available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from the one-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn on the one-year GPA will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

How dollar-cost averaging works
                                                                                                         Number
                                                             Amount          Accumulation               of units
                                            Month           invested          unit value                purchased
By investing an equal number
of dollars each month ...                    Jan              $ 100              $ 20                    5.00

                                             Feb                100                18                    5.56

you automatically buy more                   Mar                100                17                    5.88
units when the per unit market
price is low ...                   ---->     Apr                100                15                    6.67

                                             May                100                16                    6.25

                                             Jun                100                18                    5.56

                                             Jul                100                17                    5.88

                                             Aug                100                19                    5.26
and fewer units when the per
unit market price is high.         ---->     Sept               100                21                    4.76

                                             Oct                100                20                    5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

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34   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your registered representative.

Automated dollar-cost averaging is not available when a Portfolio Navigator asset allocation model is in effect (see "Asset Allocation Program" below).

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to any GPA except under any Portfolio Navigator asset allocation model. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your registered representative.

Different rules apply to asset rebalancing under a Portfolio Navigator asset allocation model (see "Asset Allocation Program" below).

ASSET ALLOCATION PROGRAM


We currently offer an asset allocation program called Portfolio Navigator. You may elect to participate in the asset allocation program, and there is no additional. If you purchase an optional Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you are required to participate in the asset allocation program under the terms of the rider.


This asset allocation program allows you to allocate your contract value to an asset allocation model portfolio that consists of subaccounts and may include certain GPAs (in those states where the GPAs are available) that represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur. Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

Your registered representative can help you determine which asset allocation model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five asset allocation model portfolios ranging from conservative to aggressive. You may not use more than one asset allocation model portfolio at a time. You are allowed to request a change to another asset allocation model portfolio twice per contract year. Each asset allocation model portfolio specifies allocation percentages to each of the subaccounts and any GPAs that make up that asset allocation model portfolio. By participating in the asset allocation program, you authorize us to invest your purchase payments in the subaccounts and any GPAs according to the allocation percentages stated for the specific asset allocation model portfolio you have selected. You also authorize us to automatically rebalance your contract values quarterly on a date we select in order to maintain alignment with the allocation percentages specified in the asset allocation model portfolio.

Special rules apply to the GPAs when they are included in an asset allocation model portfolio. Under these rules:

o no MVA will apply when rebalancing occurs within a specific asset allocation model portfolio (but an MVA will apply if you elect to move to a different asset allocation model portfolio); and

o no MVA will apply when you elect an annuity payout plan while your contract value is invested in an asset allocation model portfolio (see "Guarantee Period Accounts -- Market Value Adjustment").

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. However, you cannot elect to participate in the asset allocation program again until nine months after the date you discontinue your participation in the asset allocation program.

If you are required to participate in the asset allocation program because you purchased an optional Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you may not discontinue your participation in the asset allocation program unless permitted in accordance with the terms of the rider; however, you have the right at all times to make a full withdrawal of your contract value (see "Withdrawals").

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35   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Because the Guarantor(SM) Withdrawal Benefit requires that your contract value be invested in one of the asset allocation model portfolios for the life of the contract, and you cannot terminate the Guarantor(SM) Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the asset allocation model portfolios. Withdrawal charges and tax penalties may apply. Therefore, you should not select the Guarantor(SM) Withdrawal Benefit rider if you do not intend to continue participating in one of the asset allocation model portfolios for the life of the contract.

You can terminate the Income Assurer Benefit(SM) rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. As long as the Income Assurer Benefit(SM) rider is in effect, your contract value must be invested in one of the asset allocation model portfolios. At all other times if you do not want to participate in any of the asset allocation model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. Therefore, you should not select the Income Assurer Benefit(SM) rider if you do not intend to continue participating in one of the asset allocation model portfolios during the period of time the Income Assurer Benefit(SM) is in effect.

We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you. If permitted under applicable securities law, we reserve the right to:

o automatically reallocate your current asset allocation model portfolio to an updated version of your current asset allocation model portfolio; or,

o reallocate your current asset allocation model portfolio to an updated version of your current asset allocation model portfolio with your consent.

We also reserve the right to discontinue the asset allocation program for those who elect to participate in it while maintaining the asset allocation program, or a similar program, for contract owners who have selected an optional Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider. We will give you 30 days' written notice of any such change.

TRANSFERRING BETWEEN ACCOUNTS

The transfer rights discussed in this section do not apply while a Portfolio Navigator asset allocation model is in effect.


You may transfer contract value from any one subaccount or the GPAs to another subaccount before annuity payouts begin. (Certain restrictions apply to transfers involving the GPAs.) We will process your transfer on the valuation date we receive your request. If we receive your transfer request at our administrative office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request. If we receive your transfer request at our administrative office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request. There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the Guarantee Period unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").


We may suspend or modify transfer privileges at any time.

We seek to prevent market timing. Do not invest in the contract if you are a market timer. Market timing is a practice of transferring assets among subaccounts in an effort to take advantage of short-term market movements or price fluctuations. Market timing can impact the performance of the funds and harm contract owners.

Because we try to distinguish market timing from transfers we believe are not harmful to the funds or contract owners, such as periodic rebalancing or dollar cost averaging, there is no set number of transfers you can make without being identified as a market timer.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

o    requiring transfer requests to be submitted only by first-class U.S. mail;

o    not  accepting   hand-delivered  transfer  requests  or  requests  made  by overnight mail;

o    not accepting telephone or electronic transfer requests;

o    requiring a minimum time period between each transfer;

o    not accepting transfer requests of an agent acting under power of attorney;

o    limiting the dollar amount that you may transfer at any one time; or

o    suspending the transfer privilege.

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36   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Subject to applicable state law and the terms of each contract, we intend to apply the policy described above to all contract owners. We will notify you in writing of our decision to impose any modification, restriction or suspension of your transfers.

In addition, each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing. You should read the prospectuses for the funds for more details.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because the variable account may invest in the funds on an omnibus basis, the funds may not be able to detect and deter market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to restrict may impact the performance of the funds and harm contract owners.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

Transfer policies

o Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs at any time.

o You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

o If you select a variable annuity payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

o  Once annuity payouts begin, you may not make any transfers to the GPAs.

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37   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 By letter


Send your name, contract number, Social Security Number or Taxpayer Identification Number (TIN)* and signed request for a transfer or withdrawal to our administrative office:


American Enterprise Life Insurance Company
829 AXP Financial Center
Minneapolis, MN 55474

Minimum amount
Transfers or withdrawals:  $500 or entire account balance

Maximum amount
Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide TIN may result in mandatory tax withholding on the taxable portion of the distribution.

2 By automated transfers and automated partial withdrawals

Your registered representative can help you set up automated transfers or partial withdrawals among your subaccounts or GPAs.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

o Automated withdrawals may be restricted by applicable law under some contracts.

o You may not make additional purchase payments if automated partial withdrawals are in effect.

o Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

Minimum amount
Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

3 By phone

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

Minimum amount
Transfers or withdrawals:  $500 or entire account balance

Maximum amount
Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

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38   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Withdrawals


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your withdrawal request on the valuation date we receive it. If you have elected the Guarantor(SM) Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the Guarantor(SM) Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits -- Guarantor(SM) Withdrawal Benefit"). If we receive your withdrawal request at our administrative office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our administrative office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges, or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")


WITHDRAWAL POLICIES


If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts and GPAs in the same proportion as your value in each account correlates to your total contract value. You may request that a partial withdrawal be taken from one or more investment options unless an asset allocation program is in effect for your contract. After executing a partial withdrawal, the value in each subaccount and GPA must be either zero or at least $50.


RECEIVING PAYMENT

By regular or express mail:

o    payable to owner;

o    mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

     -- the withdrawal amount includes a purchase payment check that has not cleared;

     --   the NYSE is closed, except for normal holiday and weekend closings;

     --   trading on the NYSE is restricted, according to SEC rules;

     -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

     -- the SEC permits us to delay payment for the protection of security holders.

TSA -- Special Withdrawal Provisions

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

o    Distributions   attributable  to  salary  reduction   contributions   (plus
     earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

     --   you are at least age 59 1/2;

     --   you are disabled as defined in the Code;

     --   you severed  employment  with the employer who purchased the contract;
          or

     --   the distribution is because of your death.

o If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

o Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

o The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

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39   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Changing Ownership

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit(SM) rider and/or Benefit Protector(SM) Plus rider, the riders will terminate upon transfer of ownership of your annuity contract. The Guarantor(SM) Withdrawal Benefit rider will continue upon transfer of ownership of your annuity contract (See "Optional Benefits.")

Benefits in Case of Death

There are four death benefit options under your contract. You must select one of the following death benefits:

o    ROP Death Benefit;

o    MAV Death Benefit

o    5% Accumulation Death Benefit

o    Enhanced Death Benefit.


If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")


Under each option, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you choose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

Here are some terms that are used to describe the death benefits:

   Adjusted partial withdrawals (calculated for ROP and MAV Death Benefits) = PW x DB
                                                                              -------
                                                                                CV

      PW = the partial withdrawal including any applicable withdrawal charge or MVA.

      DB = the death benefit on the date of (but prior to) the partial withdrawal.

      CV  = contract value on the date of (but prior to) the partial withdrawal.

Maximum Anniversary Value (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total payments made to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

5% Variable Account floor: This is the sum of the value of your GPAs and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

o    the amounts allocated to the subaccounts at issue increased by 5%;

o    plus any subsequent amounts allocated to the subaccounts;

o    minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial

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40   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS
withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

   5% variable account floor adjusted transfers of partial withdrawals = PWT x VAF
                                                                         ---------
                                                                             SV

      PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge) from the subaccounts.

      VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

      SV = value of the subaccounts on the date of (but prior to) the transfer of partial withdrawal.

For contracts issued in New Jersey, the cap on the Variable Account Floor is 200% of the sum of the purchase payments allocated to the subaccounts that have not been withdrawn or transferred out of the subaccounts.

NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer
Benefit(SM)  5% variable account floor.

RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit to the contract that will pay your beneficiaries no less than your purchase payments, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, we will pay the beneficiary the greater of these two values:

1. contract value; or

2. total purchase payments minus adjusted partial withdrawals.


The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.

If available in your state and both you and the annuitant are age 79 or younger at contract issue, you may select one of the death benefits described below at the time you purchase your contract. The death benefits do not provide any additional benefit before the first contract anniversary and may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your registered representative whether or not these death benefits are appropriate for your situation.


MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, we will pay the beneficiary the greatest of these three values:

1. contract value;

2. total purchase payments minus adjusted partial withdrawals; or

3. the MAV on the date of death.


5% ACCUMULATION DEATH BENEFIT


The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, we will pay the beneficiary the greatest of these three values:

1. contract value;

2. total purchase payments minus adjusted partial withdrawals; or

3. the 5% variable account floor.

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41   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, we will pay the beneficiary the greatest of these four values:

1. contract value;

2. total purchase payments minus adjusted partial withdrawals;

3. the MAV on the date of death; or

4. the 5% variable account floor.


For an example of how each death benefit is calculated, see Appendix D.


IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

Nonqualified annuities

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) and Benefit Protector(SM) Plus riders, if selected, will terminate. The Guarantor(SM) Withdrawal Benefit, if selected, will continue (see "Optional Benefits").

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after we receive proof of death; and

o payouts begin no later than one year after your death, or other date as permitted by the Code; and

o the payout period does not extend beyond the beneficiary's life or life expectancy.

Qualified annuities

o Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

   Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) rider and Benefit Protector(SM) Plus rider, if selected, will terminate. The Guarantor(SM) Withdrawal Benefit, if selected, will continue (see "Optional Benefits").

o Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

   o the beneficiary asks us in writing within 60 days after we receive proof of death; and

   o  payouts begin no later than one year following the year of your death; and

   o the payout period does not extend beyond the beneficiary's life or life expectancy.

o Annuity payout plan: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

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42   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Optional Benefits

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The Guarantor(SM) Withdrawal Benefit requires that you elect one of the asset allocation models of the Portfolio Navigator (see "Making the Most of Your Contract -- Asset Allocation Program"). This requirement limits your choice of subaccounts and GPAs (if available) to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts and all of the GPAs that are available under the contract to other contract holders who do not elect this rider. The amount you may allocate or transfer within the model portfolio you select is limited by the percentage allocation established within the model for each subaccount and GPA (if available).

The Guarantor(SM) Withdrawal Benefit is an optional benefit that you may select for an additional annual charge. The Guarantor(SM) Withdrawal Benefit provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals that total an amount equal to your purchase payments. This guarantee will remain in effect if partial withdrawals do not exceed an amount equal to the Guaranteed Benefit Payment (GBP -- the withdrawal amount you are entitled to take each contract year). As long as your withdrawals do not exceed the GBP each contract year, you will not be assessed a withdrawal charge. If you choose to withdraw an amount greater than the GBP in a contract year (excess withdrawal):

o withdrawal charges, if applicable, will apply only to the excess withdrawal; and,

o the Guaranteed Benefit Amount will be adjusted as described below; and

o the Remaining Benefit Amount will be adjusted as described below.

An annual Elective Step Up option is available that will allow you to step up the Guaranteed Benefit Amount to 100% of the contract anniversary value, subject to the following rules:

o if you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;

o if you take any withdrawals during the first three years, the annual step up will not be available until the third contract anniversary;

o if you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the excess withdrawal procedures discussed under the Guaranteed Benefit Amount and Remaining Benefit Amount headings below; and

o you may take withdrawals after the third contract anniversary without reversal of previous step ups.

If you exercise the annual step up election or change your Portfolio Navigator asset allocation model, the rider charge may change (see "Charges").


If this rider is available in your state and you and the annuitant are 79 or younger at contract issue, you may choose to add the Guarantor(SM) Withdrawal Benefit to your contract. You must elect the Guarantor(SM) Withdrawal Benefit at the time you purchase your contract and the rider effective date will be the contract issue date. Once elected, the Guarantor(SM) Withdrawal Benefit may not be cancelled and the charge will continue to be deducted until the contract is terminated or annuity payouts begin. If you select the Guarantor(SM) Withdrawal Benefit, you may not elect an Income Assurer Benefit(SM) rider.


Any partial withdrawals you take under the contract will reduce the value of the death benefits, Benefit Protector(SM) and Benefit Protector(SM) Plus riders (see "Benefits in Case of Death" and "Optional Benefits"). Withdrawals before age 59 1/2 may incur an IRS early withdrawal penalty and may be considered taxable income. Be sure to discuss with your registered representative whether the Guarantor(SM) Withdrawal Benefit is appropriate for your situation.

We reserve the right to restrict cumulative additional purchase payments.

The terms "Guaranteed Benefit Amount" and "Remaining Benefit Amount" are described below. Each is used in the operation of the GBP, the Elective Step Up and the Guarantor(SM) Withdrawal Benefit Annuity Payout Option.

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43   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Guaranteed Benefit Amount

The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment adjusted for subsequent purchase payments, partial withdrawals in excess of the GBP, and step-ups.

The GBA is subject to a maximum of $5,000,000 and is determined at the following times:

1. contract issue -- the GBA is equal to the initial purchase payment;

2. additional purchase payments are made -- each additional purchase payment has its own GBA equal to the amount of the purchase payment. The total GBA when an additional purchase payment is added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional payment;

3. when a partial withdrawal is made -- if total withdrawals in the current contract year are less than or equal to the GBP, the GBA remains unchanged.

   If:

   o total withdrawals in the current contract year, including the current withdrawal, are greater than the GBP prior to the current withdrawal; or

   o any withdrawals are made in a contract year after a step up but before the third contract anniversary,

   then, the following excess withdrawal procedure will be applied to the GBA:

   The GBA will automatically be reset to the lesser of (a) the GBA immediately prior to the withdrawal; or (b) the greater of the contract value immediately following the withdrawal or the reset Remaining Benefit Amount.


   If there have been multiple purchase payments and the excess withdrawal procedure results in a reduction of the total GBA, each payment's GBA will be set to that payment's RBA.


   The partial withdrawal is the gross withdrawal and includes any withdrawal charge and market value adjustment; and

4. at step up -- (see "Elective Step Up" below).

Remaining Benefit Amount

The Remaining Benefit Amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals.

The RBA is subject to a maximum of $5,000,000 and is determined at the following times:

1. contract issue -- the RBA is equal to the initial purchase payment;

2. additional purchase payments are made -- each additional purchase payment has its own RBA equal to the amount of the purchase payment. The total RBA when an additional purchase payment is added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

3. when a partial withdrawal is made -- if total withdrawals in the current contract year are less than or equal to the GBP, the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal.

   If:

   o total withdrawals in the current contract year, including the current withdrawal, are greater than the GBP prior to the current withdrawal; or

   o any withdrawals are made in a contract year after a step up but before the third contract anniversary,

   then, the following excess withdrawal procedure will be applied to the RBA:

   The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

   If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:


   o the withdrawal amount up to the Remaining Benefit Payment is taken out of each RBA bucket in proportion to its RBP at the time of the withdrawal; and

   o the withdrawal amount above the Remaining Benefit Payment and any excess withdrawal amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.


4. at step up -- (see "Elective Step-Up" below).

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44   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Guaranteed Benefit Payment

The GBP is the withdrawal amount that you are entitled to take each contract year until the RBA is depleted. The GBP is equal to the lesser of the RBA or 7% of the GBA. If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

The Total Free Amount (TFA) you are allowed to withdraw under the contract may be greater than the GBP. Any amount taken under the TFA provision in excess of the GBP would be subject to the GBA excess withdrawal procedure and the RBA excess withdrawal procedure.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. If you have a qualified annuity, you may be required to take a minimum distribution that is greater than your GBP in any contract year. Any excess withdrawal due to a required distribution would be subject to an excess withdrawal penalty.

Elective Step Up

If you do not take any partial withdrawals before the third contract anniversary, you have the option to increase the RBA to an amount equal to 100% of the contract anniversary value beginning on the first contract anniversary. The GBA step up will equal the greater of the GBA immediately prior to the step up or 100% of the contract anniversary value.

You may only step up if your contract anniversary value is greater than the RBA. The step up will be allowed only within 30 days after the contract anniversary. The effective step up date will be the contract anniversary date. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

If you take any partial withdrawals before the third contract anniversary, the annual step up election is not available until the third contract anniversary. If you choose to step up on the first or second contract anniversary but then take a withdrawal before the third contract anniversary, any prior step-ups will be removed and the withdrawal will be considered an excess withdrawal subject to the GBA excess withdrawal procedure and the RBA excess withdrawal procedure.

Guarantor(SM) Withdrawal Benefit Annuity Payout Option

Several annuity payout plans are available under the contract. In addition to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(SM) Withdrawal Benefit.

Under this option the amount payable each year will be equal to the future schedule of GBPs, but the total amount paid will not exceed the current total RBA. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract.

If Contract Value Reduces to Zero

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

o  you will be paid according to the annuity payout option described above;

o  we will no longer accept additional purchase payments; and

o  you will no longer be charged for the rider.

If the contract value falls to zero and the RBA is depleted, the Guarantor(SM) Withdrawal Benefit and the contract will terminate.

Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges.

NOTE: For special tax considerations associated with the Guarantor(SM) Withdrawal Benefit, see "Taxes."


For an example, see Appendix E.


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45   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

INCOME ASSURER BENEFIT(SM) RIDERS

There are three optional Income Assurer Benefit(SM) riders available under your contract:

o  Income Assurer Benefit(SM) - MAV;

o  Income Assurer Benefit(SM) - 5% Accumulation Benefit Base; or

o  Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.

The Income Assurer Benefit(SM) riders require that you elect one of the asset allocation models of the Portfolio Navigator (see "Making the Most of Your Contract -- Asset Allocation Program"). This requirement limits your choice of subaccounts and GPAs (if available) to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts and all of the GPAs that are available under the contract to other contract holders who do not elect this rider. The amount you may allocate or transfer within the model portfolio you select is limited by the percentage allocation established within the model for each subaccount and GPA (if available).

The Income Assurer Benefit(SM) riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.

The general information in this section applies to each Income Assurer Benefit(SM) rider. This section is followed by a description of each specific Income Assurer Benefit(SM) rider and how it is calculated.

You should consider whether an Income Assurer Benefit(SM) rider is appropriate for you because:

o you must hold the Income Assurer Benefit(SM) for 10 years unless you elect to terminate the rider within 30 days following the first anniversary after the effective date of the rider;


o you can only exercise the Income Assurer Benefit(SM) within 30 days after a contract anniversary following the expiration of the 10-year waiting period;


o the 10-year waiting period may be restarted if you elect to change the Portfolio Navigator asset allocation model to one that causes the rider charge to increase (see "Charges -- Income Assurer Benefit(SM)");


o the Income Assurer Benefit(SM) rider terminates* on the contract anniversary after the annuitant's 86th birthday; and

o  there are additional costs associated with the rider.


* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.

If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether an Income Assurer Benefit(SM) is appropriate for you. Partial withdrawals you take from the contract to satisfy minimum required distributions will reduce the guaranteed income benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider. Consult a tax advisor before you purchase any Income Assurer Benefit(SM) rider with a qualified annuity, such as an IRA.


If the Income Assurer Benefit(SM) rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose this optional benefit at the time you purchase your contract for an additional charge. The amount of the charge is determined by the Income Assurer Benefit(SM) rider you select (see "Charges -- Income Assurer Benefit(SM) Rider Fee"). The effective date of the rider will be the contract issue date. The Guarantor(SM) Withdrawal Benefit rider is not available with any Income Assurer Benefit(SM) rider. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a Income Assurer Benefit(SM) rider is appropriate for your situation because of the 10-year waiting period requirement. Be sure to discuss with your sales representative whether an Income Assurer Benefit(SM) rider is appropriate for your situation.


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46   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Here are some general terms that are used to describe the Income Assurer Benefits(SM) in the sections below:

Guaranteed Income Benefit Base: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit(SM) rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your annuity without the Income Assurer Benefit(SM). Your annuitization payout will never be less than that provided by your contract value.

Excluded Investment Options: These investment options are listed in your contract under Contract Data and will include the AXP(R) Variable Portfolio - Cash Management and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded Investment Options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.

Excluded Payments: These are purchase payments paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.

Proportionate Adjustments for Partial Withdrawals: These are calculated as the product of (a) times (b) where:

(a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges) to the contract value on the date of (but prior to) the partial withdrawal, and

(b) is the benefit on the date of (but prior to) the partial withdrawal.

Protected Investment Options: All investment options available under this contract that are not defined as excluded investment options under Contract Data are known as Protected Investment Options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.

Waiting Period: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your asset allocation model to one that causes the rider charge to increase.

The following are general provisions that apply to each Income Assurer Benefit(SM):

Exercising the Rider

Rider exercise conditions are:

o you may only exercise the Income Assurer Benefit(SM) rider within 30 days after any contract anniversary following the expiration of the Waiting Period;

o  the annuitant on the retirement date must be between 50 to 86 years old; and

o you can only take an annuity payment in one of the following annuity payment plans:

   1) Plan A -- Life Annuity-No Refund;

   2) Plan B --- Life Annuity with Ten or Twenty Years Certain;

   3) Plan D -- Joint and Last Survivor Life Annuity-No Refund;

   4) Plan D -- Joint and Last Survivor Life Annuity with Twenty Years Certain;
      or

   5) Plan E -- Twenty Years Certain.

After the expiration of the waiting period, the Income Assurer Benefit(SM) rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payments with a guaranteed minimum initial payment or a combination of the two options.

Fixed annuity payments under this rider will occur at the guaranteed annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate. These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables"). Your annuity payouts remain fixed for the lifetime of the annuity payout period.

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47   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

    P SUB(t-1) (1 + i)
    -----------------   =  P SUB(t)
          1.05

      P SUB(t-1) = prior annuity payout

      P SUB(t)   = current annuity payout

      i          = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

Terminating the Rider

Rider termination conditions are:

o you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

o you may terminate the rider any time after the expiration of the waiting period;

o the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and

o the rider will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.

YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT(SM) RIDERS DESCRIBED BELOW:

Income Assurer Benefit(SM) - MAV

The guaranteed income benefit base for the Income Assurer Benefit(SM) - MAV is the greater of these three values:

1. contract value; or

2. the total purchase payments made to the contract minus proportionate adjustments for partial withdrawals; or

3. the Maximum Anniversary Value.

Maximum Anniversary Value (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total payments made to the contract minus proportionate adjustments for partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of these three values:

1. contract value less the Market Value Adjusted Excluded Payments; or

2. total purchase payments, less excluded payments, less proportionate adjustments for partial withdrawals; or

3. the MAV, less Market Value Adjusted Excluded Payments.

Market Value Adjusted Excluded Payments are calculated as the sum of each excluded purchase payment multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

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48   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Income Assurer Benefit(SM) - 5% Accumulation Benefit Base

The Guaranteed Income Benefit Base for the Income Assurer Benefit - 5% Accumulation Benefit Base is the greater of these three values:

1. contract value; or

2. the total purchase payments made to the contract minus proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor.


5% Variable Account Floor - is equal to the contract value in the excluded investment options plus the variable account floor.

The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

o the total of your initial purchase payment allocated to the protected investment options; plus

o any other purchase payment that you allocated to the protected investment options less adjusted withdrawals and adjusted transfers for any withdrawals or transfers you made from the protected investment options; plus

o an amount equal to 5% of your initial purchase payment allocated to the protected investment options.


On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.

The amount of purchase payments withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

(a) is the amount of purchase payments in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.


The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.


Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

(a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

(b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and


(c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].

This method is greater than a dollar-for-dollar reduction, and could potentially deplete the maximum benefit faster than the dollar-for-dollar reduction.


If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of these three values:

1. contract value less the Market Value Adjusted Excluded Payments; or

2. total purchase payments, less excluded payments, less proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor, less 5% Adjusted Excluded Payments.

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49   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Market Value of Excluded Payments are calculated as the sum of each excluded purchase payment, multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such payment. The estimated contract value at such anniversary is calculated by assuming that payments and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

5% Adjusted Excluded Payments are calculated as the sum of each excluded payment accumulated at 5% for the number of full contract years they have been in the contract.

NOTE: The Income Assurer Benefit(SM) 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.


Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base


The guaranteed income benefit base for the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:

1. the contract value;

2. the total purchase payments made to the contract minus proportionate adjustments for partial withdrawals;

3. the MAV (described above); or

4. the 5% variable account floor (described above).

If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of:

1. contract value less the Market Value Adjusted Excluded Payments;

2. total purchase payments, less excluded payments, less proportionate adjustments for partial withdrawals;

3. the MAV, less Market Value Adjusted Excluded Payments (described above); or

4. the 5% variable account floor, less 5% Adjusted Excluded Payments (described above).


For an example of how each Income Assurer Benefit(SM) rider is calculated, see Appendix F.


BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM))

The Benefit Protector(SM) is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) to your contract. You must elect the Benefit Protector(SM) at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector(SM) Plus, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your registered representative and tax advisor whether or not the Benefit Protector(SM) is appropriate for your situation.

The Benefit Protector(SM) provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o  the applicable death benefit, plus:

o 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

o 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

Earnings at death: For purposes of the Benefit Protector(SM) and Benefit Protector(SM) Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

Terminating the Benefit Protector(SM)

o  You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

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50   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

If your spouse is the sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector(SM) Death Benefit Rider within 30 days of the date of death.

NOTE: For special tax considerations associated with the Benefit Protector(SM), see "Taxes."

For example, see Appendix G.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM) PLUS)

The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector(SM) rider during the second rider year.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) Plus to you contract. You must elect the Benefit Protector(SM) Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchases through a transfer, exchange, or rollover. You may not select this rider if you select the Benefit Protector(SM) Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your registered representative and tax advisor whether or not the Benefit Protector(SM) Plus is appropriate for your situation.

The Benefit Protector(SM) Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o the benefits payable under the Benefit Protector(SM) described above, plus

o a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                         Percentage if you and the annuitant are                Percentage if you or the annuitant are
Contract year           under age 70 on the rider effective date                70 or older on the rider effective date
One and Two                               0%                                                     0%
Three and Four                           10%                                                  3.75%
Five or more                             20%                                                   7.5%

Another way to describe the benefits payable under the Benefit Protector(SM) Plus rider is as follows:

o  the ROP death benefit (see "Benefits in Case of Death") plus:

                          If you and the annuitant are under                If you or the annuitant are age 70
Contract year             age 70 on the rider effective date, add...        or older on the rider effective date, add...
One                       Zero                                              Zero
Two                       40% x earnings at death (see above)               15% x earnings at death
Three and Four            40% x (earnings at death + 25% of initial         15% x (earnings at death + 25% of initial
                          purchase payment*)                                purchase payment*)
Five or more              40% x (earnings at death + 50% of initial         15% x (earnings at death + 50% of initial
                          purchase payment*)                                purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

Terminating the Benefit Protector(SM) Plus

o  You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector(SM) Plus, see "Taxes."

For example, see Appendix H.

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51   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

The Annuity Payout Period

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). You may reallocate this contract value to the subaccounts to provide variable annuity payouts. If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

Amounts of fixed and variable payouts depend on:

o  the annuity payout plan you select;

o  the annuitant's age and, in most cases, sex;

o  the annuity table in the contract; and

o  the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES

The annuity tables in your contract show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table B shows the minimum amount of each fixed payout. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

ANNUITY PAYOUT PLANS

Some of the following annuity payout plans may not be available if you have selected certain optional riders. Some annuity payout plans may be available only if you have selected certain optional riders (see "Optional Benefits").

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan:

o Plan A - Life annuity -- no refund: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

o Plan B - Life annuity with five, ten or 15 years certain: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

o Plan B - Life Annuity with 20 years certain: This annuity payout plan is available only if you have an Income Assurer Benefit(SM) rider. We make monthly payments for a guaranteed payout period of 20 years. If the annuitant dies, we will continue to pay the beneficiary until the 20 year period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guarantee payout period, we will continue to make payouts until the annuitant's death.

o Plan C - Life annuity -- installment refund: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

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52   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

o Plan D - Joint and last survivor life annuity -- no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

o Plan D - Joint and last survivor life annuity with 20 years certain: This annuity payout plan is available only if you have an Income Assurer Benefit(SM) rider. Monthly annuity payouts will be paid during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payments during the lifetime of the survivor. If the survivor dies before we have made payments for 20 years, we continue to make payments to the named beneficiary for the remainder of the 20 year period which begins when the first annuity payment is made.


o Plan E - Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit(SM) and elect the annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 6.55% and 8.15% depending on the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")


o Guarantor(SM) Withdrawal Benefit - Annuity Payout Option: If you have a Guarantor(SM) Withdrawal Benefit rider under your contract, you may elect the Guarantor(SM) Withdrawal Benefit fixed annuity payout option as an alternative to the above annuity payout plans. This option may not be available if the contract is issued to qualify under Sections 403 or 408 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us. Under this option, the amount payable each year will be equal to the future schedule of GBPs, but the total amount paid will not exceed the current total RBA (see "Optional Benefits -- Guarantor(SM) Withdrawal Benefit"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary.

Annuity payout plan requirements for qualified annuities: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing required minimum distributions if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

o in equal or substantially equal payments over a period not longer than the life of the annuitant or over the life of the annuitant and designated beneficiary; or

o in equal or substantially equal payments over a period not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary; or

o over a period certain not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary.

If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

Death after annuity payouts begin: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

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53   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Taxes

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records.

NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

Annuity payouts: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year of the annuitant. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.

Withdrawals: If you withdraw part or all of your nonqualified contract before your annuity payouts begin, your withdrawal payment will be taxed to the extent that the value of your contract immediately before the withdrawal exceeds your investment. You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

Withholding: If you receive all or part of the contract value, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have this withholding occur.

The withholding requirements may differ if we are making payment to a non-U.S. citizen or if we deliver the payment outside the United States.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from any payment from which we deduct federal withholding.

Death benefits to beneficiaries: The death benefit under a nonqualified contract is not tax exempt. Any amount your beneficiary receives that represents previously deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

Annuities owned by corporations, partnerships or trusts: For nonqualified annuities, any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. This provision is effective for purchase payments made after Feb. 28, 1986. However, if the trust was set up for the benefit of a natural person only, the income will remain tax-deferred.

Penalties: If you receive amounts from your contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o  because of your death;

o  because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary); or

o  if it is allocable to an investment before Aug. 14, 1982.

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54   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Transfer of ownership: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses. Please consult your tax advisor for further details.

Collateral assignment: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified (under Sections 403 or 408 of the Code) annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's SPD, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral.

Annuity payouts: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

Annuity payouts from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

Withdrawals: Under a qualified annuity, except a Roth IRA, the entire surrender will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

Withholding: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:

o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

o the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

o  the payout is a minimum distribution required under the Code;

o  the payout is made on account of an eligible hardship; or

o  the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

Withdrawals from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

Penalties: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o  because of your death;

o  because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o if the distribution is made following severance from employment after you attain age 55 (TSAs only); or

o  to pay certain medical or education expenses (IRAs only).

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55   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract represents after-tax contributions is not taxable as ordinary income to your beneficiary. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

Special considerations if you select either the MAV death benefit, 5% Accumulation Death Benefit, Enhanced Death Benefit, Guarantor(SM) Withdrawal Benefit, Income Assurer Benefit(SM), Benefit Protector(SM) or Benefit Protector(SM) Plus Riders: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

Collateral assignment: You may not collaterally assign or pledge your qualified contract.

Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

American Enterprise Life's tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

Voting Rights

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

o  the reserve held in each subaccount for your contract;
   divided by

o  the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

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56   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Substitution of Investments

We may substitute the funds in which the subaccounts invest if:

o  laws or regulations change;

o  the existing funds become unavailable; or

o in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

o  add new subaccounts;

o  combine any two or more subaccounts;

o  make additional subaccounts investing in additional funds;

o  transfer assets to and from the subaccounts or the variable account; and

o  eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the AXP(R) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

About the Service Providers

PRINCIPAL UNDERWRITER

American Express Financial Advisors, Inc. (AEFA), an affiliate of ours, serves as the principal underwriter and general distributor of the contract. AEFA's offices are located at 70100 AXP Financial Center, Minneapolis, MN 55474. AEFA is a wholly-owned subsidiary of American Express Financial Corporation (AEFC) which is a wholly-owned subsidiary of American Express Company, a financial services company headquartered in New York City.

AEFA distributes the contract through unaffiliated broker-dealers (selling firms) and their registered representatives. The selling firms have entered into distribution agreements with us and AEFA for the offer and sale of the contracts.

We pay sales commissions through AEFA to selling firms or their affiliated insurance agencies of up to 6% of purchase payments for contract Option L and 1% of purchase payments for contract Option C. We may also pay selling firms a temporary additional sales commission of up to 1% of purchase payments for both contract Option L and Option C for a period of time we select. A selling firm may elect to receive a lower sales commission on each purchase payment along with a quarterly supplemental trail commission beginning on or after the first contract anniversary of up to 1.25% of contract value for both contract Option L and Option C for as long as the contract remains in effect. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments. Selling firms may be required to return sales commissions under certain circumstances. AEFA and other unaffiliated broker dealers may receive sales commissions or overrides for wholesaling services including sales support provided to selling firms and their registered representatives. From time to time and in accordance with applicable laws and regulations we will pay or permit other promotional incentives in cash or credit or other compensation.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.

We intend to recoup a portion of the sales commissions and other distribution expenses we pay through certain fees and charges described in this prospectus (see "Expense Summary"), including withdrawal charges and mortality and expense risk charges. We or an affiliate may also receive all or part of the 12b-1 fees (see "Expense Summary -- Annual Operating Expenses of the Funds") that certain funds charge to help us pay commissions and other costs of distributing the contracts.

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57   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

ISSUER


We issue the annuities. We are a stock life insurance company organized in 1981 under the laws of the state of Indiana. Our administrative office is located at 829 AXP Financial Center, Minneapolis, MN 55474. Our statutory address is:
American Enterprise Life Insurance Company, 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204. We are a wholly owned subsidiary of IDS Life, which is a wholly-owned subsidiary of AEFC.


We conduct a conventional life insurance business. Our primary products currently include fixed and variable annuity contracts and variable life insurance policies. We offer these contracts through broker dealers and their affiliated insurance agencies who may also be affiliated with financial institutions such as banks.

As discussed above, we pay compensation on the sale of the contracts through AEFA to selling firms and their affiliated agencies that have entered into distribution agreements with AEFA and us for the sale of the contracts. This compensation will not result in any charge to contract owners or to the variable account in addition to the charges described in this prospectus.

STATE REGULATION

American Enterprise Life is subject to the laws of the State of Indiana governing insurance companies and to the regulations of the Indiana Department of Insurance. An annual statement in the prescribed form is filed with the Indiana Department of Insurance each year covering our operation for the preceding year and its financial condition at the end of such year. Regulation by the Indiana Department of Insurance includes periodic examination to determine American Enterprise's contract liabilities and reserves so that the Indiana Department of Insurance may certify that these items are correct. The Company's books and accounts are subject to review by the Indiana Department of Insurance at all times. In addition, American Enterprise Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. Under insurance guaranty fund laws, in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

LEGAL PROCEEDINGS

The SEC, the National Association of Securities Dealers, Inc. and several state attorneys general have brought proceedings challenging several mutual fund and variable product financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements, and inappropriate sales. We have received requests for information and have been contacted by regulatory authorities concerning our practices and are cooperating fully with these inquiries.

We and our affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of our respective business activities. We believe we have meritorious defenses to each of these actions and intend to defend them vigorously. We believe that we are not a party to, nor are any of our properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on our consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

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58   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Additional Information About American Enterprise Life

SELECTED FINANCIAL DATA

The following selected financial data for American Enterprise Life should be read in conjunction with the financial statements and notes.


                                       Nine months ended
                                 Sept. 30, 2004  Sept. 30, 2003
(thousands)                      (unaudited)     (unaudited)       2003          2002           2001           2000          1999
Net investment income             $  285,864      $  276,107    $  372,194    $  292,067     $  271,718     $  299,759    $  322,746
Net gain (loss) on investments         5,116          21,529        25,105             3       (89,920)            469         6,565
Other                                 25,401          14,783        21,318        18,906         16,245         12,248         8,338
Total revenues                       316,381         312,419    $  418,617    $  310,976     $  198,043     $  312,476    $  337,649
Income (loss) before income taxes     40,776          35,816    $   56,704    $ (52,177)     $ (63,936)     $   38,452    $   50,662
Net income (loss)                     15,265          23,829    $   37,629    $ (33,690)     $ (41,728)     $   24,365    $   33,987
Total assets                       8,641,773       8,735,643    $8,735,643    $8,026,730     $5,275,681     $4,652,221    $4,603,343
                                   ---------       ---------    ----------    ----------     ----------     ----------    ----------


MANAGEMENT'S DISCUSSION AND ANALYSIS OF CONSOLIDATED FINANCIAL CONDITION AND RESULTS OF OPERATIONS


American Enterprise Life follows U.S. generally accepted  accounting  principles
(GAAP), and the following discussion is presented on a consolidated basis consistent with GAAP.

Results of Operations for the Nine months Ended September 30, 2004 and 2003

Income before accounting change was $18.8 million for the nine months ended September 30, 2004 compared to $23.8 million for the nine months ended September 30, 2003. The decrease in income before accounting change primarily reflects reduced net realized gains on investments and an increased tax provision, increased other insurance and operating expenses, partially offset by lower interest credited on investment contracts and universal life-type insurance and increased net investment income.

Net income for the nine months ended September 30, 2004 reflects the $3.6 million ($5.5 million pretax) impact of American Enterprise Life's January 1, 2004 adoption of SOP 03-1. See "Recently Issued Accounting Standards" section of
Note 1 to the Consolidated Financial Statements for discussion regarding the impact of adoption of SOP 03-1. SOP 03-1 requires insurance enterprises to establish liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions.

Revenues

Net investment income increased $9.8 million or 4 percent reflecting slightly higher average yields on fixed maturity investments.

Mortality and expense risk and other fees increased $7.9 million or 85 percent, primarily reflecting higher average values of separate account assets.

Net realized gain on investments was $5.1 million and $21.5 million for the nine months ended September 30, 2004 and 2003, respectively. For the nine months ended September 30, 2004, $9.0 million of investment gains were partially offset by $3.9 million of losses. Included in these total investment gains and losses are $7.2 million of gross realized gains and $2.0 million of gross realized losses from sales of securities classified as Available-for-Sale.

For the nine months ended September 30, 2003, $51.2 million of gross realized gains from sales of securities classified as Available for Sale, were partially offset by $29.7 million of impairments and losses. Included in these total investment losses are $19.3 million of gross realized losses from sales of securities, as well as $9.3 million of other-than-temporary impairment losses on investments, classified as Available-for-Sale.

Benefits and Expenses

Interest credited on investment contracts and universal life-type insurance decreased $18.5 million or 10 percent, reflecting lower interest crediting rates and partially offset by higher average accumulation values of annuities.

DAC amortization expense decreased to $39.6 million for the nine months ended September 30, 2004 compared to $40.4 million for the nine months ended September 30, 2003. See the DAC section below for further discussion of DAC and related adjustments.

Other insurance and operating expense increased $14.3 million or 36 percent reflecting unfavorable mark-to-market adjustments on interest rate swaps for the nine months ended September 30, 2004 compared to the nine months ended September 30, 2003.

The increase in the effective income tax rate partially reflects the second quarter 2004 reduction in net deferred tax assets.

Other Events

American Enterprise Life intends to enter into a modified co-insurance indemnity reinsurance agreement, effective December 1, 2004 with its parent company, IDS Life. This proposed transaction was filed with state insurance regulators during the fourth quarter of 2004 and is pending their approval. The reinsurance agreement calls for American Enterprise Life to cede and IDS Life to assume


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59   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Results of Operations for the Nine Months Ended September 30, 2003 and 2002

Net income was $23.8 million for the nine months ended September 30, 2003, compared to a net loss of $24.9 million for the nine months ended September 30, 2002. The favorable change in net income primarily reflects increased net investment income and net realized gains on investments versus a slight loss in the 2002 period, as well as decreased other insurance and operating expense, partially offset by increased interest credited on investment contracts and universal life-type insurance.

Net investment income increased 29 percent reflecting a higher average level of investments partially offset by lower average yields on the investment portfolio.

Net realized gain on investments was $21.5 million for the nine months ended September 30, 2003 compared to a net loss of $775,000 for the nine months ended September 30, 2002. For the nine months ended September 30, 2003, $51.2 million of gross realized gains from sales of securities classified as Available-for-Sale were partially offset by $29.7 million of impairments and losses. Included in these total impairments and losses are $19.3 million of gross realized losses from sales of securities, as well as $9.3 million of other-than-temporary investment impairment losses, classified as Available-for-Sale.

For the nine months ended September 30, 2002, $23.6 million of gross realized gains from sales of securities classified as Available-for-Sale were slightly more than offset by $24.4 million of impairments and losses. Included in these impairments and losses are $10.3 million of gross realized losses from sales of securities, as well as $9.5 million of other-than-temporary investment impairment losses, classified as Available-for-Sale.

Total benefits and expenses were $276.6 million, an increase of 4 percent from the nine months ended September 30, 2002. This increase reflects higher interest credited on investment contracts and universal life-type insurance and slightly higher DAC amortization expense, partially offset by a substantial decrease in other insurance and operating expenses. Interest credited on investment contracts and universal-type insurance increased 28 percent reflecting higher average levels of fixed annuities in force, partially offset by lower crediting rates as a result of the relatively low interest rate environment. Other insurance and operating expenses decreased 44 percent, partially reflecting favorable market value changes on interest rate swaps during 2003.

DAC amortization expense increased 5 percent reflecting the third quarter 2003 and 2002 DAC related adjustments as a result of the Company's annual third quarter review of various DAC assumptions and practices, which were more than offset by a relative increase in DAC amortization expense during the first two quarters of 2003 as a result of the third quarter 2002 changes in assumed customer asset value growth rates.

The year-to-date 2003 versus 2002 change in the income tax provision (benefit) reflects year-to-date pre-tax income of $35.8 million during the nine months ended September 30, 2003, while during the same period a year ago, the Company incurred a year-to-date pre-tax loss of $38.8 million.

Results of Operations for the Years Ended December 31, 2003 and 2002:


Net income was $37.6 million for the year ended December 31, 2003, compared to a net loss of $33.7 million for the year ended December 31, 2002. The favorable change in net income primarily reflects increased net investment income and net realized gains on investments, as well as decreased other insurance and operating expense, partially offset by increased interest credited on investment contracts and universal life-type insurance.

Revenues

Net investment income increased 27 percent reflecting a higher average level of investments partially offset by lower average yields on the investment portfolio.

Gross realized gains on sales of securities classified as Available-for-Sale, using the specific identification method, were $65.8 million and $38.2 million for the years ended December 31, 2003 and 2002, respectively. Gross realized losses on sales were ($30.3 million) and ($17.6 million) for the same periods. American Enterprise Life also recognized losses of ($9.3 million) and ($14.5 million) in other-than-temporary impairments on Available-for-Sale securities for the years ended December 31, 2003 and 2002, respectively. Realized gains and losses on Available-for-Sale securities are reflected in net realized gain
(loss) on investments. Also included in net realized gain (loss) on investment is ($1.1 million) and ($6.1 million) in loan loss provisions for mortgage loans on real estate for the years ended December 31, 2003 and 2002, respectively.

Expenses

Total benefits and expenses decreased slightly from $363.2 million in 2002 to $361.9 million in 2003. The increase in interest credited on investment contracts and universal life-type contracts was offset by a substantial decrease in other insurance and operating expenses as well as a slight decrease in amortization of DAC. Interest credited on investment contracts and universal-type insurance increased 19 percent reflecting higher average levels of fixed annuities in force, partially offset by lower crediting rates as a result of the relatively low interest rate environment.

Other insurance and operating expenses decreased 40 percent, partially reflecting favorable market value changes on interest rate swaps during 2003 compared to unfavorable market value changes in 2002. The relatively low and stable interest rate environment during 2003 compared to declining interest rates during 2002 is the primary driver behind the favorable market value changes to the

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interest rate swaps. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps with IDS Life to protect the spread between yields earned on investments and interest rates credited to fixed-annuity products. The interest rate swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No. 133.

Amortization of deferred policy acquisition costs (DAC) was 6 percent lower in 2003 than 2002. This reflected a $3.2 million decrease in DAC amortization expense in 2003 compared to a $4.6 million increase in DAC amortization in 2002 as a result of management's third quarter reviews of various DAC assumptions and practices. DAC amortization expense was otherwise higher in 2003 than in 2002, reflecting higher business volumes and the ongoing impact of 2002 changes in customer asset value growth rate assumptions. See the DAC and related adjustments discussion below for further information.

The 2003 versus 2002 change in the income tax provision (benefit) reflects pre-tax income of $56.7 million during the year ended December 31, 2003, while during the year ended December 31, 2002, the American Enterprise Life incurred a pre-tax loss of $52.2 million.

The costs of acquiring new business, including, for example, direct sales commissions, policy issue costs and other related costs have been deferred on the sale of annuity contracts. Deferred policy acquisition costs (DAC) for certain annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. DAC for other annuities are amortized using the interest method.

Amortization of DAC requires the use of certain assumptions including interest margins, persistency rates, maintenance expense levels and customer asset value growth rates for variable annuities. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. This rate is net of asset fees, and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis.

Management monitors other principal DAC assumptions, such as persistency, mortality rates, interest margin and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase in DAC amortization expense while a decrease in amortization percentage will result in a decrease in DAC amortization expense. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period that such changes are made. As a result of these reviews, American Enterprise Life took actions in both 2003 and 2002 that impacted the DAC balance and expenses.

In the third quarter of 2003, American Enterprise Life improved its modeling of certain variable annuity contract revenues and unlocked estimated gross profits retrospectively to reflect actual interest margins and death and other benefits. American Enterprise Life also adjusted its assumptions to reflect lower than previously assumed spreads on fixed account values and adjusted the near-term rate and period used in projecting growth in customer asset values on variable annuities. These actions resulted in a $3.2 million reduction in DAC amortization expense.

In the third quarter of 2002, American Enterprise Life reset its customer asset value growth rate assumptions for variable annuity products to anticipate near-term and long-term growth at an annual rate of 7%. This action resulted in a $4.6 million increase in DAC amortization expense.

American Enterprise Life uses a mean reversion method as a guideline in setting the near-term customer asset value growth rate, also referred to as the mean reversion rate. In periods when market performance results in actual contract value growth at a rate different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. For example, if actual contract value growth during a quarter is less than 7% on an annualized basis, American Enterprise Life would increase the mean reversion rate assumed over the near term to the rate needed to achieve the long-term annualized growth rate of 7% by the end of that period, assuming this long-term view is still appropriate.

DAC of $346.0 million related to annuities was on American Enterprise Life's consolidated balance sheet at December 31, 2003. The DAC balance was $260.6 million at December 31, 2002, and was also related to annuities.

Results of Operations for the Years Ended December 31, 2002 and 2001

American Enterprise Life's net loss was $33.7 million in 2002, compared to a net loss of $41.7 million in 2001. Loss before income taxes totaled $52.2 million in 2002, compared with a loss of $63.9 million in 2001. The change primarily reflects the write-down and sale of certain high-yield securities in 2001, as described below. In addition, the significant growth in annuity sales during 2002 drove higher levels of both investment income and interest credited to contractholders. Other operating expenses increased in 2002 due primarily to higher expenses related to interest rate swaps.

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61   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS
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Revenues

Total revenues increased to $311.0 million in 2002, compared with $198.0 million in 2001. The increase is primarily due to a net realized gain on investments of $3 thousand in 2002 compared to a net realized loss on investments of $89.9 million in 2001.

Net investment income, the largest component of revenues, increased 7 percent from the prior year, primarily due to the significant growth in average invested assets in 2002 and to credit related yield adjustments on fixed maturity investments in 2001. Partially offsetting this was the impact of lower average yields in 2002, primarily due to portfolio repositioning, as discussed below.

Contractholder charges increased 8 percent to $6.5 million in 2002, compared with $6.0 million in 2001, due primarily to an increase in variable annuity surrender charges. American Enterprise Life also received mortality and expense risk fees from the separate accounts. Mortality and expense risk fees increased to $12.5 million in 2002, compared with $10.2 million in 2001, reflecting an increase in average separate account assets outstanding as favorable sales in 2002 more than offset market depreciation.

Net realized gains on investments were $3 thousand in 2002, compared to net realized losses on investments of $89.9 million in 2001. Included in the current years' net gains are impairment charges of $15 million from other-than-temporary impairments of fixed maturity investments. The losses in 2001 are comprised of an $18 million net loss in the first quarter resulting primarily from the recognition of impairment losses and the sale of certain high-yield securities; a $20 million write-down in the second quarter to recognize the impact of higher default assumptions on certain structured investments; a $51 million write-down of lower-rated securities (most of which were sold in 2001) in the second quarter primarily in connection with American Enterprise Life's decision to lower its risk profile by reducing the level of its high-yield fixed maturity investment portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; and $1 million of other net losses related to the sale and write-down of other investments.

Expenses

Total benefits and expenses increased 39 percent to $363.2 million in 2002 compared to $262.0 million in 2001. The largest component of expenses, interest credited on investment contracts, increased 19 percent to $215.9 million in 2002. This increase is primarily due to higher aggregate amounts of fixed annuities inforce driven by the significant increases in sales, partially offset by a decrease in interest crediting rates to annuity contracts due to declining interest rates. The lower level of interest rates also resulted in a significant decrease in the market value of interest rate swaps, which is the primary reason for the significant increase in other operating expenses. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps to protect the margin between interest rates earned on investments and the interest rates credited to annuity contract holders (interest margins). The swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No.
133. If interest rates remain at current levels, the decrease in the value of the interest rate swaps recognized currently will be approximately offset in the future by increases in interest margins. Other operating expenses also include an increase of $5 million due to greater guaranteed minimum death benefits paid this year ($6 million) versus last year ($1 million).

Impact of Recent Market-Volatility on Results of Operations

Various aspects of American Enterprise Life's business are impacted by equity market levels and other market-based events. Several areas in particular, as of December 31, 2003, involve DAC, mortality and expense risk fees and structured investments and guaranteed minimum death benefits (GMDB). The direction and magnitude of the changes in equity markets can increase or decrease DAC expense levels and mortality and expense risk fees and correspondingly affect results of operations in any particular period. Similarly, the value of American Enterprise Life's structured investment portfolio is impacted by various market factors. Persistency of, or increases in, bond and loan default rates, among other factors, could result in negative adjustments to the market values of these investments in the future, which would adversely impact results of operations.

The variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. To the extent that the GMDB is higher than the current account value at the time of death, American Enterprise Life incurs a benefit cost by policy. For the results through December 31, 2003, GAAP did not prescribe advance recognition of the projected future net costs associated with these guarantees, and accordingly, American Enterprise Life did not record a liability corresponding to these future obligations for death benefits in excess of annuity account value. The amount paid in excess of contract value was expensed when payable. Amounts expensed for the years ended December 31, 2003 and 2002, were $2.9 million and $6.4 million, respectively. American Enterprise Life also issues certain variable annuity contracts that contain a guaranteed minimum income benefit (GMIB) feature which, if elected by the contract owner and after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates. To date, American Enterprise Life has not expensed any amount related to GMIBs as all terms on GMIB features are within the stipulated waiting periods.

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1) with an effective date of January 1, 2004. SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where additional liabilities are established, the recognition of this liability may also impact the valuation and amortization of DAC associated with

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those insurance or annuity contracts. SOP 03-1 also provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements.

Detailed interpretations of SOP 03-1 and related implementation guidance continue to emerge and, accordingly, American Enterprise Life continues to evaluate its impact. Current estimates of applying SOP 03-1 would reduce first quarter 2004 results by approximately $5 million (after-tax).

American Enterprise Life's annuity products all have minimum interest rate guarantees in their fixed accounts. These guarantees range from 1.5% to 4.5%. To the extent the yield on American Enterprise Life's invested asset portfolio declines below its target spread plus the minimum guarantee, American Enterprise Life's profitability would be negatively affected.

Certain Critical Accounting Policies

American Enterprise Life's significant accounting policies are described in Note 1 to the Consolidated Financial Statements. The following provides information about certain critical accounting policies that are important to the Consolidated Financial Statements and that involve estimates requiring significant management assumptions and judgments about the effect of matters that are uncertain. These policies relate to investment securities valuation the recognition of impairment within the investment portfolio, deferred policy acquisition costs and liabilities for future policy benefits.

Investment securities valuation

Generally, investment securities are carried at fair value on the balance sheet with unrealized gains and losses recorded in other comprehensive income (loss) within equity, net of income tax provisions (benefits). At December 31, 2003, American Enterprise Life had net unrealized pretax gains on Available-for-Sale securities of $105.4 million. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Fair value is generally based on quoted market prices. As of December 31, 2003, there were $47.3 million in gross unrealized losses that related to $2.4 billion of securities (excluding structured investments), of which only $55 thousand has been in a continuous unrealized loss position for 12 months or more. American Enterprise Life does not believe that the unrealized loss on any individual security at December 31, 2003 represents an other-than-temporary impairment, and American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost.

American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations
(CDOs) backed by high-yield bonds, which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections that require a significant degree of management judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change. The carrying value will vary if the actual cash flows differ from projected due to actual defaults or an increase in the near-term default rate. As an example, an increase in the near-term default rate by 100 basis points, in and of itself, would reduce the cash flow projections by approximately $1 million based on underlying investments as of December 31, 2003.

The reserve for losses on mortgage loans on real estate is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

Deferred policy acquisition costs

Deferred policy acquisition costs represent the costs of acquiring new business, principally direct sales commissions and other distribution costs that have been deferred on the sale of annuity products. For annuity products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of estimated gross profits or as a portion of the interest margins associated with the products.

For annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining balances. These projections are inherently uncertain because they require management to make assumptions about financial markets and policyholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 or 15 years. Management regularly monitors financial market conditions and compares actual contractholder behavior experience to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in

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DAC balance and increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For annuity products, key assumptions underlying these long-term projections include interest rates, equity market performance, mortality rates and the rates at which contractholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about interest rates drive projected interest margins, while assumptions about equity market performance drive projected customer asset value growth rates and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity business during the DAC amortization period.

The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. American Enterprise Life uses a mean reversion method as a guideline in setting near-term customer asset value growth rates based on a long-term view of financial market performance. In periods when market performance results in actual contract value growth at a rate that is different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. Management is currently assuming a 7 percent long-term customer asset value growth rate. If American Enterprise Life increased or decreased its assumption related to this growth rate by 100 basis points, the impact on the DAC balance would be an increase or decrease of approximately $2 million.

Management monitors other principal DAC assumptions, such as persistency, mortality, interest margin and maintenance expense levels each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions discussed above. Therefore, an assessment of sensitivity associated with changes in any single assumption would not necessarily be an indicator of future results.

Liabilities for future policy benefits

Liabilities for variable universal life insurance and fixed and variable deferred annuities are equal to accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 4.6% to 8.5%, depending on year of issue, with an average rate of approximately 6.1%.

Risk Management

The sensitivity analysis discussed below estimates the effects of hypothetical sudden and sustained changes in the applicable market conditions of two different types of market risk on the ensuing year's net income, based on year-end positions. The market changes, assumed to occur as of year-end, are a 100 basis point increase in market interest rates and a 10 percent decline in the value of equity securities held in separate accounts. Computations of the prospective effects of the hypothetical interest rate and equity market changes are based on numerous assumptions, including relative levels of market interest rates and equity market prices, as well as the levels of assets and liabilities. The hypothetical changes and assumptions will be different from what actually occur. Furthermore, the computations do not incorporate actions that management could take if the hypothetical market changes took place. As a result, actual net income consequences will differ from those quantified below.

American Enterprise Life primarily invests in fixed maturity securities over a broad range of maturities for the purpose of providing fixed account annuity contractholders with a competitive rate of return on their investments while controlling risk, and to provide a dependable and targeted spread between the interest rate earned on investments and the interest rate credited to contractholders' accounts. American Enterprise Life does not invest in securities to generate short-term trading profits.

American Enterprise Life has an investment committee that meets periodically. At these meetings, the committee reviews models projecting different interest rate scenarios, risk/return measures and their impact on profitability of American Enterprise Life. The committee also reviews the distribution of assets in the portfolio by type and credit risk sector. The objective of the committee is to structure the investment portfolio based upon the type and expected behavior of products in the liability portfolio so as to meet contractual obligations and to achieve targeted levels of profitability within defined risk parameters.

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64   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS
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Interest rates credited to annuity contractholders' accounts are generally reset at shorter intervals than the maturity of American Enterprise Life's underlying investments portfolio. Therefore, margins may be negatively impacted by increases in the general level of interest rates. Part of the investment committee's strategy includes the use of derivatives, such as interest rate caps, swaps and floors, for risk management purposes. These derivatives help protect margins by increasing investment returns if there is a sudden and severe rise in interest rates, thereby mitigating the impact of an increase in rates credited to contract owner's fixed accounts. Conversely, in a low interest rate environment, such as that experienced recently, and to the extent the yield on American Enterprise Life's investment portfolio declines below its targeted spread plus the guaranteed minimum interest crediting rates on American Enterprise Life's annuity contracts with fixed accounts, American Enterprise Life's profitability would be negatively affected. This negative impact may be compounded by the fact that many of American Enterprise Life's interest bearing investments are callable or prepayable by the issuer and calls and prepayments are more likely to occur in low interest rate environments. Interest rate derivatives with notional amounts totaling approximately $2 billion were outstanding at December 31, 2003 to hedge interest rate exposure. The entire $2 billion of the notional par relates to interest rate swaps and floors American Enterprise Life has exclusively with IDS Life.

The negative effect on American Enterprise Life's annual pretax net income of a 100 basis point increase in interest rates, which assumes intervals at which interest credited to contractholder's fixed accounts are reset and customer behavior based on the application of proprietary models to the book of business at December 31, 2003, and the impact of any derivatives, would be a decrease of approximately $3.6 million.

The amount of the fee income American Enterprise Life receives is based upon the daily market value of the separate account assets or of the underlying mutual funds. As a result, American Enterprise Life's fee income would be negatively impacted by a decline in the equity markets. Another part of the investment committee's strategy is to use, from time to time, index options to manage the equity market risk related to fee income. These derivatives economically hedge fee income by providing option income when there is a significant decline in the equity markets. American Enterprise Life did not have equity-based derivatives outstanding at December 31, 2003 for this purpose.

The negative effect on American Enterprise Life's pretax earnings of a 10 percent decline in equity prices would be approximately $1.5 million based on separate account assets as of December 31, 2003.

Liquidity and Capital Resources

American Enterprise Life's liquidity requirements are generally met by funds provided by annuity considerations, capital contributions, investment income, proceeds from sales of investments as well as maturities and periodic repayments of investment principal and capital contributions received from IDS Life. The primary uses of funds are annuity obligations, commissions and operating expenses and investment purchases. American Enterprise Life routinely reviews its sources and uses of funds in order to meet its ongoing obligations.

American Enterprise Life has an available line of credit with AEFC aggregating $50 million. No borrowings were outstanding under the line of credit at December 31, 2003. At December 31, 2003, American Enterprise Life had outstanding reverse repurchase agreements totaling $67.5 million. Both the line of credit and the reverse repurchase agreements are used strictly as short-term sources of funds.

At December 31, 2003, investments in Available-for-Sale fixed maturity securities comprised 92 percent of American Enterprise Life's total invested assets and primarily include mortgage and other asset-backed securities, and corporate debt. Approximately 42 percent is invested in GNMA, FNMA and FHLMC mortgage-backed securities which are considered AAA quality. American Enterprise Life's corporate bonds and obligations comprise a diverse portfolio with the largest concentrations accounting for approximately 47 percent of the portfolio, in the following industries: banking and finance, utilities, communication and media and transportation.

At December 31, 2003 and based on amortized costs, approximately 7 percent of American Enterprise Life's investments in Available-for-Sale fixed maturity securities were below investment grade bonds. These investments may be subject to a higher degree of risk than investment grade issues because of the borrower's generally greater sensitivity to adverse economic conditions, such as a recession or increasing interest rates, and in certain instances, the lack of an active secondary market. Expected returns on below investment grade bonds reflect consideration of such factors. American Enterprise Life has identified certain Available-for-Sale fixed maturity securities for which a decline in fair value has been determined to be other-than-temporary, and has written them down to fair value with a charge to net income.

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65   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS
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During 2001, American Enterprise Life placed its rated CDO securities and related accrued interest, (collectively referred to as transferred assets), having an aggregate book value of $54 million, into a securitization trust. In return, American Enterprise Life received $7 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $47 million. As of December 31, 2003, the retained interests had a carrying value of $41.1 million, of which $30.3 million is considered investment grade. American Enterprise Life has no obligations, contingent or otherwise, to such unaffiliated investors. One of the results of this transaction is that increases or decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

At December 31, 2003, net unrealized gains on Available-for-Sale fixed maturity securities included $160.8 million (pretax) of gross unrealized gains and $55.4 million (pretax) of gross unrealized losses.

At December 31, 2003, American Enterprise Life had reserves for losses for mortgage loans of $7.4 million.

The economy and other factors have caused insurance companies to go under regulatory supervision. These situations resulted in assessments by state guaranty associations to cover losses to policyholders of insolvent or rehabilitated companies. Some assessments can be partially recovered through a reduction in future premium taxes in certain states. American Enterprise Life established an asset for guaranty association assessments paid to those states allowing a reduction in future premium taxes over a reasonable period of time. The asset is being amortized as premium taxes are reduced. American Enterprise Life has also estimated the potential effect of future assessments on American Enterprise Life's financial position and results of operations and has established a reserve for such potential assessments.

The National Association of Insurance Commissioners (NAIC) established risk-based capital (RBC) standards for life insurance companies to determine capital requirements based upon the risks inherent in its operations. These standards require the computation of a RBC amount which is then compared to a company's actual total adjusted statutory capital. The computation involves applying factors to various statutory financial data to address four primary risks: asset default, adverse insurance experience, interest rate risk and external events. These standards provide for regulatory attention when the percentage of total adjusted capital to authorized control level RBC is below certain levels. As of December 31, 2003, American Enterprise Life's total adjusted capital was well in excess of the levels requiring regulatory attention. In 2003, any dividends would require the approval of the Insurance Department of the State of Indiana.

Forward-Looking Statements

Certain statements in Item 7. of this Form 10-K Annual Report contain forward-looking statements that are subject to risks and uncertainties that could cause results to differ materially from such statements. The words "believe," "expect," "anticipate," "optimistic," "intend," "plan," "aim," "will," "should," "could," "likely," and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. American Enterprise Life undertakes no obligation to publicly update or revise any forward-looking statements. Important factors that could cause actual results to differ materially from American Enterprise Life's forward-looking statements include, but are not limited to: fluctuations in external markets, which can affect the amount and types of investment products sold, the market value of its managed assets, fees received based on those assets and the amount of amortization of DAC; potential deterioration in high-yield and other investments, which could result in further losses in American Enterprise Life's investment portfolio; changes in assumptions relating to DAC which also could impact the amount of DAC amortization; the ability to sell certain high-yield investments at expected values and within anticipated timeframes and to maintain its high-yield portfolio at certain levels in the future; the types and value of certain death benefit features on variable annuity contracts; the affect of assessments and other surcharges for guaranty funds; the response of reinsurance companies under reinsurance contracts; the impact of reinsurance rates and the availability and adequacy of reinsurance to protect American Enterprise Life against losses; negative changes in American Enterprise Life's credit ratings; increasing competition in all American Enterprise Life's major businesses; the adoption of recently issued rules related to the consolidation of variable interest entities, including those involving CDOs that American Enterprise Life may from time-to-time invest in which could affect both American Enterprise Life's balance sheet and results of operations; and outcomes of litigation.

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66   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS
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Additional Information

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2003 previously filed by American Enterprise Life with the SEC under the Securities Exchange Act of 1934 is incorporated by reference into this prospectus.

American Enterprise Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact American Enterprise Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on American Enterprise Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


Independent Registered Public Accounting Firm

Ernst & Young LLP, an independent registered public accounting firm, have audited the consolidated financial statements of American Enterprise Life Insurance Company at Dec. 31, 2003 and 2002, and for each of the three years in the period ended Dec. 31, 2003, and the individual financial statements of the segregated asset subaccounts of American Enterprise Variable Annuity Account - American Express AccessChoice(SM) Select Variable Annuity as of Dec. 31, 2003 and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports given on their authority as experts in accounting and auditing.


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
Financial Statements

Consolidated Balance Sheets
                                                                                                       September 30,   December 31,
                                                                                                            2004            2003
(thousands, except share data)                                                                            (Unaudited)
Assets
Investments:
   Available-for-Sale:
      Fixed maturities, at fair value (amortized cost: 2004, $6,274,528; 2003, $6,539,561)               $6,389,420      $6,644,721
      Preferred and common stocks, at fair value (amortized cost: 2004, $6,000; 2003, $6,000)                 6,210           6,191
   Mortgage loans on real estate, at cost (less reserves: 2004, $6,862; 2003, $7,362)                       447,426         534,812
   Other investments                                                                                          2,179           6,069
                                                                                                         ----------      ----------
      Total investments                                                                                   6,845,235       7,191,793
Cash and cash equivalents                                                                                    80,342           9,065
Amounts due from brokers                                                                                     10,504             161
Other accounts receivable                                                                                     4,136           3,572
Accrued investment income                                                                                    70,851          70,591
Deferred policy acquisition costs                                                                           306,830         296,722
Deferred sales inducement costs                                                                              49,762          49,244
Other assets                                                                                                 31,136           6,335
Separate account assets                                                                                   1,559,696       1,108,160
                                                                                                         ----------      ----------
      Total assets                                                                                       $8,958,492      $8,735,643
                                                                                                         ==========      ==========
Liabilities and Stockholder's Equity
Liabilities:
   Future policy benefits:
      Fixed annuities                                                                                    $6,418,515      $6,645,315
      Variable annuity guarantees                                                                             3,945              --
      Universal life insurance                                                                                   31              27
   Policy claims and other policyholders' funds                                                               7,257           3,100
   Amounts due to brokers                                                                                     6,516          75,070
   Deferred income taxes, net                                                                                42,488          11,618
   Other liabilities                                                                                         70,081          68,674
   Separate account liabilities                                                                           1,559,696       1,108,160
                                                                                                         ----------      ----------
      Total liabilities                                                                                   8,108,529       7,911,964
                                                                                                         ----------      ----------
Stockholder's equity:
   Capital stock, $150 par value; 100,000 shares authorized, 20,000 shares issued and outstanding             3,000           3,000
   Additional paid-in capital                                                                               591,872         591,872
   Retained earnings                                                                                        192,810         177,545
   Accumulated other comprehensive income, net of tax:
      Net unrealized securities gains                                                                        67,796          60,078
      Net unrealized derivative losses                                                                       (5,515)         (8,816)
                                                                                                         ----------      ----------
         Total accumulated other comprehensive income                                                        62,281          51,262
                                                                                                         ----------      ----------
            Total stockholder's equity                                                                      849,963         823,679
                                                                                                         ----------      ----------
Total liabilities and stockholder's equity                                                               $8,958,492      $8,735,643
                                                                                                         ==========      ==========

See Notes to Consolidated Financial Statements.


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
Consolidated Statements of Income
                                                                                                               Nine months ended
                                                                                                                September 30,
(thousands) (Unaudited)                                                                                       2004           2003
Revenues:
Net investment income                                                                                      $285,864        $276,107
Contractholder and policyholder charges                                                                       8,278           5,542
Mortality and expense risk and other fees                                                                    17,123           9,241
Net realized gain on investments                                                                              5,116          21,529
                                                                                                           --------        --------
   Total                                                                                                    316,381         312,419
                                                                                                           --------        --------
Benefits and Expenses:
Death and other benefits-investment contracts and universal life-type insurance                              10,140           6,113
Interest credited on investment contracts and universal life-type insurance                                 171,760         190,255
Amortization of deferred policy acquisition costs                                                            39,605          40,399
Other insurance and operating expenses                                                                       54,100          39,836
                                                                                                           --------        --------
   Total                                                                                                    275,605         276,603
                                                                                                           --------        --------
Pretax income before accounting change                                                                       40,776          35,816
Income tax provision                                                                                         21,949          11,987
                                                                                                           --------        --------
Income before accounting change                                                                              18,827          23,829
Cumulative effect of accounting change, net of tax (Note 1)                                                  (3,562)             --
                                                                                                           --------        --------
Net income                                                                                                 $ 15,265        $ 23,829
                                                                                                           ========        ========
See Notes to Consolidated Financial Statements.


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
Consolidated Statements of Cash Flows

                                                                                                               Nine months ended
                                                                                                                 September 30,
(thousands)  (Unaudited)                                                                                      2004           2003
Cash Flows from Operating Activities
Net income                                                                                                $  15,265     $    23,829
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
   Change in accrued investment income                                                                         (260)        (11,938)
   Change in deferred policy acquisition costs, net                                                          (7,590)        (56,370)
   Change in policy claims and other policyholders' funds                                                     4,157             549
   Deferred income taxes                                                                                     26,855          12,455
   Change in other assets and liabilities, net                                                              (21,150)        (15,943)
   Amortization of premium, net                                                                              19,671          17,374
   Net realized gain on investments                                                                          (5,116)        (21,529)
   Cumulative effect of accounting change, net of tax (Note 1)                                                3,562              --
                                                                                                          ---------     -----------
Net cash provided by (used in) operating activities                                                          35,394         (51,573)
                                                                                                          =========     ===========
Cash Flows From Investing Activities
Available-for-Sale securities:
   Sales                                                                                                    235,867       2,411,140
   Maturities, sinking fund payments and calls                                                              310,338         740,832
   Purchases                                                                                               (295,629)     (4,522,086)
Other investments:
   Sales, maturities, sinking fund payments and calls                                                        97,272          53,545
   Purchases                                                                                                 (6,272)        (23,227)
Change in amounts due to and from brokers, net                                                              (78,897)       (977,772)
                                                                                                          ---------     -----------
Net cash provided by (used in) investing activities                                                         262,679      (2,317,568)
                                                                                                          =========     ===========
Cash Flows from Financing Activities
Activity related to investment contracts and universal life-type insurance:
   Considerations received                                                                                  178,548       1,636,948
   Interest credited to account values                                                                      171,760         190,255
   Surrenders and other benefits                                                                           (577,104)       (517,891)
                                                                                                          ---------     -----------
Net cash (used in) provided by provided by financing activities                                            (226,796)      1,309,312
                                                                                                          ---------     -----------
Net increase (decrease) in cash and cash equivalents                                                         71,277      (1,059,829)
Cash and cash equivalents at beginning of period                                                              9,065       1,118,692
                                                                                                          ---------     -----------
Cash and cash equivalents at end of period                                                                $  80,342     $    58,863
                                                                                                          =========     ===========

See Notes to Consolidated Financial Statements.


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Notes to Consolidated Financial Statements (Unaudited)

1. BASIS OF PRESENTATION

The accompanying Consolidated Financial Statements should be read in conjunction with the financial statements in the Annual Report on Form 10-K of American Enterprise Life Insurance Company (American Enterprise Life) for the year ended December 31, 2003. Certain reclassifications of prior period amounts have been made to conform to the current presentation.

The interim financial information in this report has not been audited. In the opinion of management, all adjustments necessary for a fair presentation of the consolidated financial position and the consolidated results of operations for the interim periods have been made. All adjustments made were of a normal, recurring nature. Results of operations reported for interim periods are not necessarily indicative of results for the entire year.

Recently Issued Accounting Standards

In June 2004, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) FAS No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments (SFAS No. 97), Permit or Require Accrual of an Unearned Revenue Liability" (FSP 97-1). The implementation of Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1), raised a question regarding the interpretation of the requirements of SFAS No. 97 concerning when it is appropriate to record an unearned revenue liability. FSP 97-1 clarifies that SFAS No. 97 is clear in its intent and language, and requires the recognition of an unearned revenue liability for amounts that have been assessed to compensate insurers for services to be performed over future periods. SOP 03-1 describes one situation, when assessments result in profits followed by losses, where an unearned revenue liability is required. SOP 03-1 does not amend SFAS No. 97 or limit the recognition of an unearned revenue liability to the situation described in SOP 03-1. The guidance in FSP 97-1 is effective for financial statements for fiscal periods beginning after June 18, 2004. The adoption of FSP 97-1 did not have a material impact on American Enterprise Life's consolidated financial condition or results of operations. (For further discussion of SOP 03-1, see below and Note 3).

In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1 effective for fiscal years beginning after December 15, 2003. SOP 03-1 provides guidance on separate account presentation and accounting for interests in separate accounts. Additionally, SOP 03-1 provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements. Lastly, SOP 03-1 requires insurance enterprises to consider whether to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where an additional liability is established, the recognition of this liability will then be considered in amortizing deferred policy acquisition costs (DAC) and any deferred sales inducement costs associated with those insurance or annuity contracts.

The adoption of SOP 03-1 as of January 1, 2004, resulted in a cumulative effect of accounting change that reduced 2004 results by $3.6 million ($5.5 million pretax). The cumulative effect of accounting change related to establishing additional liabilities for certain variable annuity guaranteed benefits and from considering these liabilities in valuing DAC and deferred sales inducement costs associated with those contracts. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed when payable. American Enterprise Life's accounting for separate accounts was already consistent with the provisions of SOP 03-1 and, therefore, there was no impact related to this requirement.

In November 2003, the Financial Accounting Standards Board (FASB) ratified a consensus on the disclosure provisions of Emerging Issues Task Force (EITF) Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." American Enterprise Life complied with the disclosure provisions of this rule in Note 2 to the Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2003. In March 2004, the FASB reached a consensus regarding the application of a three-step impairment model to determine whether investments accounted for in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," and other cost method investments are other-than-temporarily impaired. However, with the issuance of FASB Staff Position (FSP) No. EITF 03-1-1, the provisions of the consensus relating to the measurement and recognition of other-than-temporary impairments will be deferred pending further clarification from the FASB. The remaining provisions of this rule, which primarily relate to disclosure requirements, are required to be applied prospectively to all current and future investments accounted for in accordance with SFAS No. 115 and other cost method investments. American Enterprise Life will evaluate the potential impact of EITF 03-1 after the FASB completes its reassessment.


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2. INVESTMENT SECURITIES

Gross realized gains and losses on sales and losses recognized for other-than-temporary impairments of securities classified as Available-for-Sale, using the specific identification method, were as follows for the three and nine months ended September 30, 2004 and 2003:

                                                                                 Three Months Ended       Nine Months Ended
                                                                                    September 30,            September 30,
(millions)                                                                        2004       2003         2004        2003
Gross realized gains on sales                                                     $ 1.5      $  6.5       $ 7.2       $ 51.2
Gross realized (losses) on sales                                                  $(0.6)     $(10.2)      $(2.0)      $(19.3)
Realized (losses) recognized for other-than-temporary impairments                 $  --      $   --       $  --       $ (9.3)

3. VARIABLE ANNUITIES AND SALES INDUCEMENT COSTS

Variable annuity contracts offered by American Enterprise Life all contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. American Enterprise Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up benefits (GGU). In addition, American Enterprise Life offers contracts containing guaranteed minimum income benefit (GMIB) provisions. If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. American Enterprise Life has established additional liabilities for these variable annuity death and GMIB benefits under SOP 03-1. American Enterprise Life has not established additional liabilities for other insurance or annuitization guarantees for which the risk is currently immaterial.

The variable annuity death benefit liability is determined each period by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees). Similarly, the GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

In determining the additional liabilities for variable annuity death benefits and GMIB, American Enterprise Life projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management will review and where appropriate, adjust its assumptions each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management will review and update these assumptions annually in the third quarter of each year.


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The following provides summary information related to variable annuity contracts for which American Enterprise Life has established additional liabilities for death benefits and guaranteed minimum income benefits:

Variable Annuity GMDB and GMIB by Benefit Type

(Dollar amounts in millions)                                         As of September 30, 2004             As of December 31, 2003
Contracts with GMDB Providing for Return of Premium
     Total Contract Value                                                   $1,031.9                              $1,066.7
     Contract Value in Separate Accounts                                    $  182.8                              $  142.0
     Net Amount at Risk*                                                    $    5.8                              $    7.4
     Weighted Average Attained Age                                                64                                    66

Contracts with GMDB Providing for One Year Ratchet
     Total Contract Value                                                   $1,400.7                              $1,467.7
     Contract Value in Separate Accounts                                    $  826.5                              $  791.3
     Net Amount at Risk*                                                    $   48.8                              $   79.1
     Weighted Average Attained Age                                                64                                    62

Contracts with Other GMDB
     Total Contract Value                                                   $  265.8                              $  244.6
     Contract Value in Separate Accounts                                    $  192.4                              $  169.2
     Net Amount at Risk*                                                    $   31.0                              $   20.3
     Weighted Average Attained Age                                                64                                    62

Contracts with GGU Death Benefit
     Total Contract Value                                                   $   81.0                              $   77.1
     Contract Value in Separate Accounts                                    $   45.3                              $   38.7
     Net Amount at Risk*                                                    $    1.1                              $    1.1
     Weighted Average Attained Age                                                64                                    63

Contracts with GMIB
     Total Contract Value                                                   $  394.7                              $  349.9
     Contract Value in Separate Accounts                                    $  308.3                              $  263.0
     Net Amount at Risk*                                                    $   16.0                              $   23.0
     Weighted Average Attained Age                                                59                                    59

* Represents current death benefit less total contract value for GMDB, amount of gross up for GGU and accumulated guaranteed minimum benefit base less total contract value for GMIB and assumes the actuarially remote scenario that all claims become payable on the same day.

Additional Liabilities and Incurred Benefits                                  GMDB & GGU                            GMIB

Nine months ended September 30, 2004
     Liability balance at January 1                                             $1.2                                  $2.2
     Reported claims                                                            $1.7                                  $0.1
     Liability balance at September 30                                          $1.5                                  $2.5
     Incurred claims (reported + change in liability)                           $2.0                                  $0.4

The additional liabilities for guaranteed benefits established under SOP 03-1 are supported by general account assets. Changes in these liabilities are included in death and other benefits in the Consolidated Statements of Operations.

Contract values in separate accounts were invested in various equity, bond or other funds as directed by the contract holder. No gains or losses were recognized on assets transferred to separate accounts for the periods presented.

Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. Deferred sales inducement costs were $49.8 million and $49.2 million at September 30, 2004 and December 31, 2003, respectively, and are stated separately in the Consolidated Balance Sheets. These costs were previously included in DAC and were reclassified as part of the adoption of SOP 03-1. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. American Enterprise Life capitalized $2.7 million and $5.6 million during the three months ended September 30, 2004 and 2003, respectively, and $10.1 million and $17.0 million during the nine months ended September 30, 2004 and 2003, respectively. American Enterprise Life amortized $2.3 million and $1.8 million during the three months ended September 30, 2004 and 2003, respectively, and $7.1 million and $6.3 million during the nine months ended September 30, 2004 and 2003, respectively.


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4. COMPREHENSIVE INCOME (LOSS)

Comprehensive income (loss) is defined as the aggregate change in stockholder's equity, excluding changes in ownership interests. It is the sum of net income and changes in (i) unrealized gains or losses on Available-for-Sale securities and applicable deferred policy acquisition and deferred sales inducement costs, and (ii) unrealized gains or losses on derivatives. The components of comprehensive income (loss), net of related tax, for the three and nine months ended September 30, 2004 and 2003 were as follows:

                                                                                 Three Months Ended        Nine Months Ended
                                                                                    September 30,            September 30,
(Millions)                                                                        2004        2003         2004        2003
Net income                                                                       $ 10.9       $  6.8       $15.3       $ 23.8
Change in:
   Net unrealized securities gains (losses)                                        89.6        (46.7)        7.7        (10.8)
   Net unrealized derivative gains                                                  1.1          1.1         3.3          3.3
                                                                                 ------       ------       -----       ------
Total                                                                            $101.6       $(38.8)      $26.3       $ 16.3
                                                                                 ======       ======       =====       ======

5. TAXES AND INTEREST

Net income taxes paid during the nine months ended September 30, 2004 were $4.8 million and cash received for income taxes during the nine months ended September 30, 2003 was $2.4 million. Interest paid on borrowings during the nine months ended September 30, 2004 and 2003, were $0.4 million and $0.3 million, respectively.

6. COMMITMENTS AND CONTINGENCIES

Commitments to fund mortgage loans on real estate at September 30, 2004 and December 31, 2003 were $2.9 million and $1.0 million, respectively.

The maximum amount of life insurance risk retained by American Enterprise Life is $750,000 on any single life. Risk not retained is reinsured with other life insurance companies on a yearly renewable term basis. American Enterprise Life retains all accidental death benefit and waiver of premium risk. Reinsurance contracts do not relieve American Enterprise Life from its primary obligation to policyholders.

Substantially all of American Enterprise Life's annuity products have minimum interest rate guarantees in their fixed accounts. At September 30, 2004, these minimum interest rate guarantees ranged from 1.5 percent to 5.0 percent. To the extent the yield on American Enterprise Life's investment portfolio declines below its target spread plus the minimum guarantee, American Enterprise Life's profitability would be negatively affected.

The Securities and Exchange Commission (SEC), the National Association of Securities Dealers (NASD) and several state attorneys general have brought proceedings challenging several mutual fund and variable product financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements, and inappropriate sales. American Enterprise Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

American Enterprise Life and its affiliates are involved in other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. American Enterprise Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. In addition, American Enterprise Life is subject to periodic state insurance department regulatory action, through examinations or other proceedings. American Enterprise Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on American Enterprise Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

The IRS routinely examines American Enterprise Life's federal income tax information and is currently conducting an audit for the 1993 through 1996 tax years. Management does not believe there will be a material adverse effect on American Enterprise Life's consolidated financial position as a result of these audits.

7. SUBSEQUENT EVENTS

American Enterprise Life intends to enter into a modified co-insurance indemnity reinsurance agreement, effective December 1, 2004 with its parent company, IDS Life Insurance Company. This proposed transaction was filed with state insurance regulators during the fourth quarter of 2004 and is pending their approval. The reinsurance agreement calls for American Enterprise Life to cede and IDS Life Insurance Company to assume American Enterprise Life's liabilities relating to fixed-only plans of deferred annuities.


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Report of Ernst & Young LLP, Independent Registered Public Accounting Firm


THE BOARD OF DIRECTORS

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of American Enterprise Life Insurance Company (a wholly owned subsidiary of IDS Life Insurance Company) as of December 31, 2003 and 2002, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the management of American Enterprise Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American Enterprise Life Insurance Company at December 31, 2003 and 2002, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.


                                                               Ernst & Young LLP

Minneapolis, Minnesota

January 26, 2004

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75   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS
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
Consolidated Balance Sheets

December 31, (Thousands, except share amounts)                                                              2003            2002
Assets
Investments: (Note 2)
   Available-for-Sale:
      Fixed maturities, at fair value (amortized cost: 2003, $6,545,561; 2002, $5,105,431)               $6,650,906      $5,288,855
      Common stocks, at fair value (cost: 2003, $--; 2002, $--)                                                   6              --
   Mortgage loans on real estate                                                                            534,812         587,535
   Other investments                                                                                          6,069           2,381
                                                                                                         ----------      ----------
      Total investments                                                                                   7,191,793       5,878,771
Cash and cash equivalents (Note 1)                                                                            9,065       1,118,692
Amounts due from brokers                                                                                        161              --
Other accounts receivable                                                                                     3,572           1,584
Accrued investment income                                                                                    70,591          56,448
Deferred policy acquisition costs (Note 3)                                                                  345,966         260,577
Other assets                                                                                                  6,335          15,887
Separate account assets                                                                                   1,108,160         694,771
                                                                                                         ----------      ----------
      Total assets                                                                                       $8,735,643      $8,026,730
                                                                                                         ==========      ==========
Liabilities and stockholder's equity Liabilities:
   Future policy benefits:
      Fixed annuities                                                                                    $6,645,315      $5,411,938
      Universal life-type insurance                                                                              27              16
   Policy claims and other policyholders' funds                                                               3,100           9,050
   Amounts due to brokers                                                                                    75,070         985,081
   Deferred income taxes, net                                                                                11,618          17,608
   Other liabilities                                                                                         68,674          82,453
   Separate account liabilities                                                                           1,108,160         694,771
                                                                                                         ----------      ----------
      Total liabilities                                                                                   7,911,964       7,200,917
Commitments and contingencies
Stockholder's equity:
   Capital stock, $150 par value per share; 100,000 shares authorized, 20,000 shares issued and
   outstanding                                                                                                3,000           3,000
   Additional paid-in capital                                                                               591,872         591,872
   Retained earnings                                                                                        177,545         139,916
   Accumulated other comprehensive income (loss), net of tax:
      Net unrealized securities gains                                                                        60,078         104,259
      Net unrealized derivative losses                                                                       (8,816)        (13,234)
                                                                                                         ----------      ----------
         Total accumulated other comprehensive income (loss)                                                 51,262          91,025
                                                                                                         ----------      ----------
      Total stockholder's equity                                                                            823,679         825,813
                                                                                                         ----------      ----------
Total liabilities and stockholder's equity                                                               $8,735,643      $8,026,730
                                                                                                         ==========      ==========

See notes to consolidated financial statements.

--------------------------------------------------------------------------------
76   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Consolidated Statements of Operations

Years ended December 31, (Thousands)                                                         2003            2002            2001
Revenues
Net investment income                                                                      $372,194        $292,067        $271,718
Contractholder charges                                                                        7,569           6,454           5,998
Mortality and expense risk fees                                                              13,749          12,452          10,247
Net realized gain (loss) on investments                                                      25,105               3         (89,920)
                                                                                           --------        --------        --------
   Total revenues                                                                           418,617         310,976         198,043
                                                                                           --------        --------        --------
Benefits and expenses
Interest credited on investment contracts and universal life-type insurance                 257,235         215,918         180,906
Amortization of deferred policy acquisition costs                                            45,605          48,469          45,494
Other insurance and operating expenses                                                       59,073          98,766          35,579
                                                                                           --------        --------        --------
   Total benefits and expenses                                                              361,913         363,153         261,979
                                                                                           --------        --------        --------
Income (loss) before income tax provision (benefit)                                          56,704         (52,177)        (63,936)
Income tax provision (benefit)                                                               19,075         (18,487)        (22,208)
                                                                                           --------        --------        --------
Net income (loss)                                                                          $ 37,629        $(33,690)       $(41,728)
                                                                                           ========        ========        ========

See notes to consolidated financial statements.


--------------------------------------------------------------------------------
77   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Consolidated Statements of Cash Flows

Years ended December 31, (Thousands)                                                        2003            2002            2001
Cash flows from operating activities
Net income (loss)                                                                       $    37,629     $   (33,690)    $   (41,728)
Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities:
   Change in accrued investment income                                                      (14,143)        (11,026)          9,519
   Change in other accounts receivable                                                       (1,988)            228            (945)
   Change in deferred policy acquisition costs, net                                         (75,285)        (65,680)        (19,301)
   Change in other assets                                                                     9,552          (7,360)         31,411
   Change in policy claims and other policyholders' funds                                    (5,950)          6,764          (7,009)
   Deferred income tax provision (benefit)                                                   15,420          (3,725)        (34,562)
   Change in other liabilities                                                              (13,779)         17,936           6,553
   Amortization of premium (accretion of discount), net                                      23,699             167            (689)
   Net realized (gain) loss on investments                                                  (25,105)             (3)         89,920
   Other, net                                                                                 7,730          12,784          (7,796)
                                                                                        -----------     -----------     -----------
      Net cash (used in) provided by operating activities                                   (42,220)        (83,605)         25,373
Cash flows from investing activities Available-for-Sale securities:
   Sales                                                                                  3,365,402       1,092,923         803,034
   Maturities, sinking fund payments and calls                                              875,785         500,348         379,281
   Purchases                                                                             (5,678,854)     (3,409,718)     (1,446,157)
Other investments:
   Sales                                                                                     72,281          64,988          71,110
   Purchases                                                                                (25,287)         (4,391)         (8,513)
Change in amounts due from brokers                                                             (161)         41,705         (40,389)
Change in amounts due to brokers                                                           (910,011)        759,954         200,740
                                                                                        -----------     -----------     -----------
      Net cash used in investing activities                                              (2,300,845)       (954,191)        (40,894)
Cash flows from financing activities
Activity related to universal life-type insurance and investment contracts:
   Considerations received                                                                1,733,030       2,052,002         779,626
   Surrenders and other benefits                                                           (756,827)       (621,646)       (779,649)
   Interest credited to account balances                                                    257,235         215,918         180,906
Capital contribution                                                                             --         250,000          60,000
                                                                                        -----------     -----------     -----------
      Net cash provided by financing activities                                           1,233,438       1,896,274         240,883
                                                                                        -----------     -----------     -----------
   Net (decrease) increase in cash and cash equivalents                                  (1,109,627)        858,478         225,362
   Cash and cash equivalents at beginning of year                                         1,118,692         260,214          34,852
                                                                                        -----------     -----------     -----------
   Cash and cash equivalents at end of year                                             $     9,065     $ 1,118,692     $   260,214
                                                                                        ===========     ===========     ===========
Supplemental disclosures:
   Income taxes paid                                                                    $     3,266     $    12,761     $        --
   Interest on borrowings                                                               $       377     $        --     $        15
                                                                                        -----------     -----------     -----------
See notes to consolidated financial statements.


--------------------------------------------------------------------------------
78   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Consolidated Statements of Stockholder's Equity
                                                                                      Accumulated
                                                                                         other
                                                                       Additional    comprehensive                    Total
                                                           Capital       paid-in    income (loss),   Retained     stockholder's
For the three years ended December 31, 2003 (Thousands)     stock        capital      net of tax     earnings        equity
Balance, January 1, 2001                                   $3,000       $281,872      $(62,097)      $215,334      $438,109
Comprehensive income:
   Net loss                                                    --             --            --        (41,728)      (41,728)
   Cumulative effect of adopting SFAS No. 133,
      net of income tax benefit of $18,699                     --             --       (34,726)            --       (34,726)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of income
      tax provision of $73,754                                 --             --       136,972             --       136,972
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net loss,
      net of income tax provision of $30,811                   --             --       (57,220)            --       (57,220)
   Reclassification adjustment for losses on derivatives
      included in net loss, net of income tax benefit
      of $4,535                                                --             --         8,422             --         8,422
                                                            -----        -------        ------        -------       -------
   Total comprehensive income                                                                                        11,720
Capital contribution                                           --         60,000            --             --        60,000
                                                            -----        -------        ------        -------       -------

Balance, December 31, 2001                                  3,000        341,872        (8,649)       173,606       509,829
Comprehensive income:
   Net loss                                                    --             --            --        (33,690)      (33,690)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of pretax
      deferred policy acquisition costs of ($23,026) and
      income tax provision of $51,599                          --             --        95,827             --        95,827
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      loss, net of income tax provision of $2,471              --             --        (4,589)            --        (4,589)
   Reclassification adjustment for losses on
      derivatives included in net loss, net of income tax
      benefit of $4,542                                        --             --         8,436             --         8,436
                                                            -----        -------        ------        -------       -------
   Total comprehensive income                                                                                        65,984
Capital contribution                                           --        250,000            --             --       250,000
                                                            -----        -------        ------        -------       -------

Balance, December 31, 2002                                  3,000        591,872        91,025        139,916       825,813
Comprehensive income:
   Net income                                                  --             --            --         37,629        37,629
   Net unrealized holding losses on Available-for-Sale
      Securities arising during the year, net of pretax
      deferred policy acquisition costs of $10,104 and
      income tax benefit of $14,632                            --             --       (27,174)            --       (27,174)
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      income, net of income tax provision of $9,157            --             --       (17,006)            --       (17,006)
   Reclassification adjustment for losses on
      derivatives included in net income, net of income
      tax benefit of $2,378                                    --             --         4,417             --         4,417
                                                            -----        -------        ------        -------       -------

   Total comprehensive loss                                                                                          (2,134)
Capital contribution                                           --             --            --             --            --
                                                            -----        -------        ------        -------       -------
Balance, December 31, 2003                                 $3,000       $591,872      $ 51,262       $177,545      $823,679
                                                           ======       ========      ========       ========      ========

See notes to consolidated financial statements.


--------------------------------------------------------------------------------
79   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Notes to Consolidated Financial Statements

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of business

American Enterprise Life Insurance Company (American Enterprise Life) is a stock life insurance company that is domiciled in Indiana and is licensed to transact insurance and annuity business in 48 states. American Enterprise Life is a wholly owned subsidiary of IDS Life Insurance Company (IDS Life), which is a wholly owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly owned subsidiary of American Express Company. American Enterprise Life also wholly owns American Enterprise REO 1, LLC. This subsidiary holds mortgage loans on real estate and/or real estate investments.

American Enterprise Life's principal product is deferred annuities, which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Variable universal life insurance is offered as well. American Enterprise Life distributes its products primarily through financial institutions and regional and/or independent broker dealers.

American Enterprise Life's fixed annuity contracts guarantee a minimum interest rate during the accumulation period (the time before the annuity payments begin). However, American Enterprise Life has the option of paying a higher rate set at its discretion, and has adopted a practice whereby any higher current rate is guaranteed for a specified period. Under American Enterprise Life's variable annuity products, the purchaser may choose among general account and separate account investment options. Within the general account, many contracts allow the purchaser to select the number of years a fixed rate will be guaranteed. If a guarantee term longer than one year is chosen, there may be a market value adjustment applied if funds are withdrawn before the end of that term. Separate account options include accounts investing in equities, bonds, managed funds and/or short term securities.

Basis of presentation

The accompanying Consolidated Financial Statements include the accounts of American Enterprise Life and its wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying Consolidated Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance (see Note 5). Certain prior year amounts have been reclassified to conform to the current year's presentation.


The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Revenue recognition

Net investment income

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, mortgage loans on real estate and other investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. Interest income on structured securities is recognized according to Emerging Issues Task Force (EITF) Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

Contractholder and policyholder charges

Contractholder and policyholder charges include certain charges assessed on annuities and universal and variable universal life insurance. Contractholder and policyholder charges include cost of insurance charges, administrative charges and surrender charges on annuities and universal and variable universal life insurance. Cost of insurance charges on universal and variable universal life insurance are recognized as revenue when earned, whereas contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

Net realized gain (loss) on investments

Realized gains and losses are recognized on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.


--------------------------------------------------------------------------------
80   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

American Enterprise Life Insurance Company -- Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

Investments -- Fixed maturity and equity securities

All fixed maturity securities and marketable equity securities are classified as Available-for-Sale and carried at fair value. Unrealized gains and losses on securities classified as Available-for-Sale are carried as a separate component of accumulated other comprehensive income (loss), net of the related deferred policy acquisition costs and income taxes. Gains and losses are recognized in the results of operations upon disposition of the securities using the specific identification method. In addition, losses are also recognized when management determines that a decline in a security's fair value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for fixed maturity securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. The charges are reflected in net realized gain (loss) on investments within the Consolidated Statements of Income.

Fair value of fixed maturity and equity securities is generally based on quoted market prices. However, American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds and bank loans), which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections which require a significant degree of management judgment as to default and recovery rates of the underlying investments and, as such, are subject to change. American Enterprise Life's CDO investments are accounted for in accordance with Emerging Issues Task Force (EITF) Issue 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

Net investment income, which primarily consists of interest earned on fixed maturity securities, is generally accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums, discounts and anticipated prepayments on mortgage backed securities.

Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

Investments -- Mortgage loans on real estate

Mortgage loans on real estate reflect principal amounts outstanding less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

The reserve for losses is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

American Enterprise Life generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Cash and cash equivalents

American Enterprise Life considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

Deferred policy acquisition costs

Deferred policy acquisition costs (DAC) represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. For annuity products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of estimated gross profits or as a portion of the interest margins associated with the products.

For annuity products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, mortality rates, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. Management monitors other principle DAC assumptions, such as persistency, mortality rate, interest margin and maintenance expense level assumptions each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring process, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an acceleration of DAC amortization while a decrease in amortization percentage will result in a deceleration of DAC amortization. The impact on results of operations of changing assumptions with respect to the amortization of DAC can either be positive or negative in any particular period and is reflected in the period in which such changes are made.


--------------------------------------------------------------------------------
81   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

American Enterprise Life Insurance Company -- Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

Guaranteed minimum death benefits

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. At time of issue, these contracts typically guarantee the death benefit payable will not be less than the amount invested, regardless of the performance of the customer's account. Most contracts also provide for some type of periodic adjustment of the guaranteed amount based on the change in value of the contract. A large portion of American Enterprise Life's contracts containing a GMDB provision adjust once every six years. The periodic adjustment of these contracts can either increase or decrease the guaranteed amount though not below the amount invested adjusted for withdrawals. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the accumulated contract value. Through December 31, 2003, the amount paid in excess of contract value was expensed when payable. Amounts expensed in 2003, 2002 and 2001 were $2.9 million, $6.4 million, and $0.8 million, respectively. American Enterprise Life also issues certain variable annuity contracts that contain a guaranteed minimum income benefit (GMIB) feature which, if elected by the contract owner and after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates. To date, American Enterprise Life has not expensed any amount related to GMIBs as all terms on GMIB features are within the stipulated waiting periods. See Recently issued accounting standards section herein for a description of Statement of Position 03-1.

Liabilities for future policy benefits

Liabilities for variable universal life insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates, ranging from 4.6% to 8.5%, depending on year of issue, with an average rate of approximately 6.1%.

Reinsurance

There are no amounts recoverable from reinsurers at December 31, 2003 and 2002.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with that used in accounting for original policies issued and with the terms of the reinsurance contracts.

The maximum amount of life insurance risk retained by American Enterprise Life is $750,000 on any single life. American Enterprise Life retains all accidental death benefit, and waiver of premium risk.

Federal income taxes

American Enterprise Life's taxable income is included in the consolidated federal income tax return of American Express Company. American Enterprise Life provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Separate account business

The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. Through December 31, 2003, American Enterprise Life received mortality and expense risk fees directly from the separate accounts. During the fourth quarter of 2003, AEFC replaced IDS Life as the investment manager of these proprietary mutual funds. In connection with this change and through an agreement with AEFC, American Enterprise Life receives fund administrative services fees for the fund management services American Enterprise Life provides these proprietary mutual funds.

American Enterprise Life makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. American Enterprise Life makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. American Enterprise Life also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, American Enterprise Life guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. American Enterprise Life also guarantees that the death benefit will continue to be payable at the initial level regardless of investment performance so long as minimum premium payments are made.


--------------------------------------------------------------------------------
82   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

American Enterprise Life Insurance Company -- Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

Recently issued accounting standards

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46), which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. FIN 46 was effective for American Enterprise Life as of December 31, 2003. FIN 46 does not impact the accounting for qualifying special purpose entities as defined by Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," such as American Enterprise Life's CDO-related securitization trust established in 2001. That trust contains a majority of American Enterprise Life's rated CDOs whose retained interest in the trust had a carrying value of $41.1 million at December 31, 2003, of which $30.3 million is considered investment grade. Additionally, there were no other impacts on the financial statements as of December 31, 2003.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The Statement amends and clarifies accounting for derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133. The adoption of this Statement did not have a material impact on American Enterprise Life's financial statements.

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). American Enterprise Life is currently evaluating its impact, which, among other provisions, requires reserves related to guaranteed minimum death benefits included within the majority of variable annuity contracts offered by American Enterprise Life. SOP 03-1 is required to be adopted on January 1, 2004, and any impact will be recognized in American Enterprise Life's 2004 results of operations.

In November 2003, the FASB ratified a consensus on the disclosure provisions of EITF Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." The disclosure provisions of this rule, which are addressed in Note 2, require tabular presentation of certain information regarding investment securities with gross unrealized losses.

In July 2000, the FASB's EITF issued a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." American Enterprise Life adopted the consensus as of January 1, 2001. Issue No. 99-20 prescribed new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The consensus primarily affects American Enterprise Life's CDO investments. Although there was no significant impact resulting from the adoption of Issue 99-20, American Enterprise Life holds structured securities that are accounted for under Issue 99-20.

Effective January 1, 2001, American Enterprise Life adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended (SFAS No. 133), which required an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative are recorded in earnings or directly to equity, depending on the instrument's designated use. The adoption of SFAS No. 133 resulted in a cumulative after-tax reduction to other comprehensive income of $34.7 million. This reduction in other comprehensive income is due to cash flow hedges that existed previous to adopting SFAS No. 133 that no longer qualify or are not designated for hedge accounting treatment under SFAS No. 133. The cumulative impact to earnings was not significant. See Note 9 for further discussion of American Enterprise Life's derivatives and hedging activities.

2. INVESTMENTS

Fixed maturity and equity securities

Available-for-Sale securities at December 31, 2003 are distributed by type as presented below:

                                                                                         Gross          Gross
                                                                        Amortized     unrealized     unrealized       Fair
(Thousands) cost gains losses value Fixed maturity securities:
   Mortgage and other asset-backed securities                         $3,066,446      $ 37,207       $(22,106)   $3,081,547
   Corporate bonds and obligations                                     2,737,449        98,969        (18,067)    2,818,351
   Foreign corporate bonds and obligations                               574,582        23,521         (6,055)      592,048
   U.S. Government agency obligations                                     87,614           741            (19)       88,336
   Structured investments                                                 49,232            --         (8,106)       41,126
   State and municipal obligations                                        30,238           322         (1,062)       29,498
                                                                      ----------      --------       --------    ----------
Total fixed maturity securities                                        6,545,561       160,760        (55,415)    6,650,906
   Common stocks                                                              --             6             --             6
                                                                      ----------      --------       --------    ----------
Total fixed maturity and equity securities                            $6,545,561      $160,766       $(55,415)   $6,650,912
                                                                      ==========      ========       ========    ==========


--------------------------------------------------------------------------------
83   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

American Enterprise Life Insurance Company -- Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

Available-for-Sale securities at December 31, 2002 are distributed by type as presented below:

                                                                                         Gross          Gross
                                                                       Amortized      unrealized     unrealized       Fair
(Thousands) cost gains losses value Fixed maturity securities:
   Mortgage and other asset-backed securities                         $3,306,057      $101,719       $   (804)   $3,406,972
   Corporate bonds and obligations                                     1,459,454        89,905        (17,264)    1,532,095
   Foreign corporate bonds and obligations                               278,974        19,078           (663)      297,389
   U.S. Government agency obligations                                      4,928           389             --         5,317
   Structured investments                                                 53,768            --         (9,142)       44,626
   State and municipal obligations                                         2,250           206             --         2,456
                                                                      ----------      --------       --------    ----------
Total fixed maturity securities                                        5,105,431       211,297        (27,873)    5,288,855
   Common stocks                                                              --            --             --            --
                                                                      ----------      --------       --------    ----------
Total fixed maturity and equity securities                            $5,105,431      $211,297       $(27,873)   $5,288,855
                                                                      ==========      ========       ========    ==========

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2003:

                                                  Less than 12 months       12 months or more                 Total
                                                  Fair    Unrealized         Fair   Unrealized          Fair      Unrealized
                                                  value     losses           value     losses           value       losses
(Thousands)
Description of Securities:
Mortgage and other asset-backed securities    $1,411,059    $(22,106)      $   --      $ --          $1,411,059    $(22,106)
Corporate bonds and obligations                  797,463     (18,012)       1,438       (55)            798,901     (18,067)
Foreign corporate bonds and obligations          172,213      (6,055)          --        --             172,213      (6,055)
U.S. Government agency obligations                   529         (19)          --        --                 529         (19)
State and municipal obligations                   21,943      (1,062)          --        --              21,943      (1,062)
                                              ----------    --------       ------      ----          ----------    --------
Total                                         $2,403,207    $(47,254)      $1,438      $(55)         $2,404,645    $(47,309)
                                              ==========    ========       ======      ====          ==========    ========

Note: Excludes structured investments that are accounted for pursuant to EITF 99-20, and are therefore outside the scope of EITF 03-1. At December 31, 2003, such investments had gross unrealized losses of $8.1 million.

Approximately 204 investment positions were in an unrealized loss position as of December 31, 2003. The gross unrealized losses on these securities are attributable to a number of factors including changes in interest rates and credit spreads and specific credit events associated with individual issuers. As part of its ongoing monitoring process, management has concluded that none of these securities are other-than-temporarily impaired at December 31, 2003. American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost. See Investments -- Fixed maturity and equity securities section of Note 1 for information regarding American Enterprise Life's policy for determining when an investment's decline in value is other-than-temporary.

The following is a distribution of Available-for-Sale securities by maturity at December 31, 2003:

                                                                                                      Amortized       Fair
(Thousands)                                                                                             cost          value
Due within one year                                                                                $   37,979    $   38,741
Due from one to five years                                                                            883,902       934,536
Due from five to ten years                                                                          2,306,080     2,354,394
Due in more than ten years                                                                            251,154       241,687
Mortgage and other asset-backed securities                                                          3,066,446     3,081,548
                                                                                                    ---------     ---------
   Total                                                                                           $6,545,561    $6,650,906
                                                                                                   ==========    ==========

The timing of actual receipts will differ from contractual maturities because issuers may have the right to call or prepay obligations.


--------------------------------------------------------------------------------
84   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

American Enterprise Life Insurance Company -- Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

At December 31, 2003, fixed maturity securities comprised approximately 92 percent of American Enterprise Life's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $132.6 million of securities which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. Ratings are presented using S&P's convention and if the two agencies' ratings differ, the lower rating is used. A summary of fixed maturity securities, at fair value, by rating on December 31, is as follows:

Rating                                                      2003          2002
AAA                                                          50%           65%
AA                                                            2             1
A                                                            18            10
BBB                                                          23            19
Below investment grade                                        7             5
                                                            ---           ---
   Total                                                    100%          100%
                                                            ---           ---

At December 31, 2003, approximately 92% of the securities rated AAA were GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

The table below includes sales, maturities and purchases of investments classified as Available-for-Sale for the years ended December 31:

(Thousands)                                                                             2003            2002          2001
Sales                                                                               $3,365,402     $1,092,923    $  803,034
Maturities                                                                          $  875,785     $  500,348    $  379,281
Purchases                                                                           $5,678,854     $3,409,718    $1,446,157
                                                                                    ==========     ==========    ==========

Gross realized gains on sales of securities classified as Available-for-Sale securities, using the specific identification method, were approximately $65.8 million, $38.2 million and $17.9 million for the years ended December 31, 2003, 2002 and 2001, respectively. Gross realized losses on sales of Available-for-Sale securities were approximately ($30.3 million), ($17.6 million) and ($72.6 million) for the same periods. American Enterprise Life also recognized losses of approximately ($9.3 million), ($14.5 million) and ($30.1 million) in other-than-temporary impairments on Available-for-Sale securities for the years ended December 31, 2003, 2002 and 2001, respectively. The 2001 losses include the effect of the write-down and sale of high-yield securities discussed below.

During 2001, American Enterprise Life recognized pretax losses of $90.2 million to recognize the impact of higher default rate assumptions on certain structured investments, to write down lower-rated securities (most of which were sold in 2001) in connection with American Enterprise Life's decision to lower its risk profile by reducing the level of its high-yield portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; to write down certain other investments. Of the total charge of $90.2 million, approximately $83.7 million of these losses are included in net realized losses on investments and $6.5 million are included in net investment income.

Also during 2001 American Enterprise Life placed a majority of its rated CDO securities and related accrued interest (collectively referred to as transferred assets) having an aggregate book value of $53.6 million, into a securitization trust. In return, American Enterprise Life received $7.1 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $46.5 million. As of December 31, 2003, the retained interests had a carrying value of $41.1 million, of which $30.3 million is considered investment grade. The book amount is determined by allocating the previous carrying value of the transferred assets between assets sold and the retained interests based on their relative fair values. Fair values are based upon the estimated present value of future cash flows. The retained interests are accounted for in accordance with EITF Issue No. 99-20.

The change in net unrealized securities gains (losses) recognized in other comprehensive income includes two components: (i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), and (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities (reclassification for realized gains (losses)). This reclassification has no effect on total comprehensive income or shareholder's equity.

The following table presents these components of other comprehensive income net of tax:

(Thousands)                                                                             2003            2002          2001
Holding (losses) gains                                                                $(27,174)       $95,827      $136,972
Reclassification for realized securities losses (gains)                                (17,006)        (4,589)      (57,220)
                                                                                       -------         ------       -------
Increase in net unrealized securities (losses) gains recognized in other
comprehensive income                                                                  $(44,180)       $91,238      $ 79,752
                                                                                      ========        =======      ========

At December 31, 2003 and 2002, bonds carried at $3.5 million and $3.4 million, respectively, were on deposit with various states as required by law.


--------------------------------------------------------------------------------
85   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

American Enterprise Life Insurance Company -- Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

Pursuant to the adoption of SFAS No. 133 at January 1, 2001, American Enterprise Life reclassified all held-to-maturity securities with a carrying value of $934.1 million and net unrealized losses of $7.1 million to Available-for-Sale.

Mortgage loans on real estate

The following is a summary of mortgage loans on real estate at December 31:

(Thousands)                                                                                             2003          2002
Mortgage loans on real estate                                                                        $542,174      $598,347
Mortgage loans on real estate reserves                                                                 (7,362)      (10,812)
                                                                                                       ------       -------
Net mortgage loans                                                                                   $534,812      $587,535
                                                                                                     ========      ========

Mortgage loans are first mortgages on real estate. American Enterprise Life holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements.

At December 31, 2003 and 2002, American Enterprise Life's recorded investment in impaired mortgage loans on real estate was $2.8 million and $11.7 million, with a reserve of $1.0 million and $4.7 million, respectively. During 2003 and 2002, the average recorded investment in impaired mortgage loans on real estate was $6.6 million and $9.4 million, respectively. American Enterprise Life recognized $0.2 million, $0.3 million and $0.3 million of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2003, 2002 and 2001, respectively.

The balances of and changes in the total reserve for mortgage loan losses as of and for the years ended December 31, are as follows:

(Thousands)                                                                             2003            2002          2001
Balance, January 1                                                                     $10,812        $ 5,067        $5,054
Provision for mortgage loan losses                                                         281          6,079           928
Foreclosures, write-offs and other                                                      (3,731)          (334)         (915)
                                                                                        ------           ----          ----
Balance, December 31                                                                   $ 7,362        $10,812        $5,067
                                                                                       =======        =======        ======

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

                                                              December 31, 2003                          December 31, 2002
(Thousands)                                             On balance        Funding                    On balance      Funding
Region                                                     sheet        commitments                     sheet      commitments
South Atlantic                                           $118,183      $   --                        $145,999           $--
Middle Atlantic                                            75,056          --                          85,680            --
East North Central                                         99,371       1,000                         103,713            --
Mountain                                                   74,347          --                          75,001            --
West North Central                                         88,961          --                          99,790            --
New England                                                25,229          --                          28,360            --
Pacific                                                    24,607          --                          25,759            --
West South Central                                         25,724          --                          26,889            --
East South Central                                         10,696          --                           7,156            --
                                                         --------      ------                        --------           ---
                                                          542,174       1,000                         598,347            --
Less reserves for losses                                   (7,362)         --                         (10,812)           --
                                                         --------      ------                        --------           ---
   Total                                                 $534,812      $1,000                        $587,535           $--
                                                         ========      ======                        ========           ===

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

                                                              December 31, 2003                          December 31, 2002
(Thousands)                                             On balance        Funding                    On balance      Funding
Property type                                              sheet        commitments                     sheet      commitments
Department/retail stores                                 $139,417      $   --                        $159,176           $--
Apartments                                                113,746          --                         132,567            --
Office buildings                                          169,904       1,000                         171,799            --
Industrial buildings                                       60,275          --                          67,776            --
Hotels/motels                                              33,091          --                          35,421            --
Medical buildings                                          18,694          --                          24,476            --
Nursing/retirement homes                                    2,413          --                           2,707            --
Mixed use                                                   4,634          --                           4,425            --
                                                         --------      ------                        --------           ---
                                                          542,174       1,000                         598,347            --
Less reserves for losses                                   (7,362)         --                         (10,812)           --
                                                         --------      ------                        --------           ---
   Total                                                 $534,812      $1,000                        $587,535           $--
                                                         ========      ======                        ========           ===

Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2003 and 2002 was not material.


--------------------------------------------------------------------------------
86   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

American Enterprise Life Insurance Company -- Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

Mortgage loan findings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan.

Sources of investment income and realized gains (losses) on investments

Net investment income for the years ended December 31 is summarized as follows:

(Thousands)                                                                             2003            2002          2001
Income on fixed maturities                                                            $321,420       $239,084      $211,920
Income on mortgage loans on real estate                                                 42,482         47,697        54,723
Other                                                                                   11,600          8,874         6,498
                                                                                       -------        -------      --------
                                                                                       375,502        295,655       273,141
Less investment expenses                                                                 3,308          3,588         1,423
                                                                                       -------        -------      --------
   Total                                                                              $372,194       $292,067      $271,718
                                                                                      ========       ========      ========

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(Thousands)                                                                             2003            2002          2001
Fixed maturities                                                                       $26,163        $ 6,068      $(84,770)
Mortgage loans on real estate                                                            3,450         (5,744)       (1,263)
Other                                                                                   (4,508)          (321)       (3,887)
                                                                                       -------        -------      --------
   Total                                                                               $25,105        $     3      $(89,920)
                                                                                       =======        =======      ========

3. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, were:

(Thousands)                                                                             2003            2002          2001
Balance, beginning of year                                                            $260,577       $217,923     $ 198,622
Capitalization of expenses                                                             120,890        114,149        64,795
Amortization                                                                           (45,605)       (48,469)      (45,494)
Change in unrealized investment gains and losses                                        10,104        (23,026)           --
                                                                                      --------       --------      --------
Balance, end of year                                                                  $345,966       $260,577      $217,923
                                                                                      ========       ========      ========

4. INCOME TAXES

American Enterprise Life qualifies as a life insurance company for federal income tax purposes. As such, American Enterprise Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax expense (benefit) for the years ended December 31 consists of the following:

(Thousands)                                                                             2003            2002          2001
Federal income taxes
   Current                                                                             $ 3,371       $(15,096)     $ 11,803
   Deferred                                                                             15,420         (3,725)      (34,562)
                                                                                       -------       --------      --------
                                                                                        18,791        (18,821)      (22,759)
State income taxes-current                                                                 284            334           551
                                                                                       -------       --------      --------
Income tax expense (benefit)                                                           $19,075       $(18,487)     $(22,208)
                                                                                       =======       ========      ========

Income tax expense (benefit) differs from that computed by using the federal statutory rate of 35%. The principal causes of the difference in each year are shown below:

                                                               2003                        2002                       2001
(Dollars in thousands)                               Provision        Rate       Provision      Rate       Provision        Rate
Federal income taxes based on the statutory rate       $19,846       35.0%       $(18,262)    (35.0)%      $(22,378)      (35.0)%
Tax-exempt interest and dividend income                  (485)       (0.8)            (62)     (0.1)             (3)         --
State taxes, net of federal benefit                       184         0.3             217       0.4             358         0.6
Other, net                                               (470)       (0.9)           (380)     (0.7)           (185)       (0.3)
                                                       -------       ----        --------     -----        --------       -----
Total income taxes                                     $19,075       33.6%       $(18,487)    (35.4)%      $(22,208)      (34.7)%
                                                       =======       ====        ========     =====        ========       =====


--------------------------------------------------------------------------------
87   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

American Enterprise Life Insurance Company -- Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of American Enterprise Life's deferred income tax assets and liabilities as of December 31 are as follows:

(Thousands)                                                                                             2002          2001
Deferred income tax assets:
   Policy reserves                                                                                   $ 64,080      $ 48,048
   Net unrealized losses on Available-for-Sale securities                                              10,688            --
   Investments, other                                                                                   3,252         3,154
   Other                                                                                                  412         6,049
                                                                                                     --------      --------
Total deferred income tax assets                                                                       78,432        57,251
                                                                                                     --------      --------
Deferred income tax liabilities:
   Deferred policy acquisition costs                                                                   90,050        73,243
   Net unrealized gains on Available-for-Sale securities                                                   --         1,616
                                                                                                     --------      --------
Total deferred income tax liabilities                                                                  90,050        74,859
                                                                                                     --------      --------
Net deferred income tax liabilities                                                                  $(11,618)     $(17,608)
                                                                                                     ========      ========

American Enterprise Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that American Enterprise Life will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

5. STOCKHOLDER'S EQUITY

Retained earnings available for distribution as dividends to IDS Life are limited to American Enterprise Life's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. American Enterprise Life's statutory unassigned deficit aggregated $99.1 million and $101.5 million as of December 31, 2003 and 2002, respectively. Any dividend distributions in 2003 would require approval by the Indiana Department of Insurance.

Statutory net loss for the years ended December 31 and statutory capital and surplus as of December 31 are summarized as follows:

(Thousands)                                                                               2003          2002           2001
Statutory net gain (loss)                                                             $  6,483       $(85,113)     $(81,461)
Statutory capital and surplus                                                          495,816        493,339       303,501
                                                                                      --------       --------      --------

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised regulations took effect January 1, 2001. The State of Indiana adopted the provisions of the revised manual without modification. The revised manual changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that American Enterprise Life uses to prepare its statutory-basis financial statements. The impact of implementing these changes was a decrease of $44.8 million to American Enterprise Life's statutory-basis capital and surplus as of January 1, 2001.

6. RELATED PARTY TRANSACTIONS

American Enterprise Life has no employees. Charges by IDS Life for the use of joint facilities, technology support, marketing services and other services aggregated $56.3 million, $44.5 million, and $34.7 million for the years ended December 31, 2003, 2002 and 2001, respectively. Certain of these costs are included in deferred policy acquisition costs. Expenses allocated to American Enterprise Life may not be reflective of expenses that would have been incurred by American Enterprise Life on a stand-alone basis.

In connection with AEFC being named the investment manager for the proprietary mutual funds used as investment options by American Enterprise Life's variable annuity and variable life insurance contract owners in the fourth quarter of 2003 and, as discussed in the "Separate account business" section of Note 1 herein, AEFC receives management fees from these funds. American Enterprise Life continues to provide fund management services other than investment management, and has entered into an administrative services agreement with AEFC to be compensated for the services American Enterprise Life provides. During the fourth quarter of 2003, $138 thousand was received by American Enterprise Life under this arrangement.

American Enterprise Life has entered into interest rate swaps and interest rate floors with IDS Life. See Note 8 for more details.

Included in other liabilities at December 31, 2003 and 2002 is $2.4 million and $1.5 million, respectively, payable to IDS Life for federal income taxes.


--------------------------------------------------------------------------------
88   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

American Enterprise Life Insurance Company -- Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. LINES OF CREDIT

American Enterprise Life has an available line of credit with AEFC aggregating $50.0 million. The rate for the line of credit is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under this agreement at December 31, 2003 or 2002.

8. COMMITMENTS AND CONTINGENCIES

The Securities and Exchange Commission (SEC), the National Association of Securities Dealers (NASD) and several state attorneys general have brought proceedings challenging several mutual fund and variable product financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements, and inappropriate sales. American Enterprise Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

American Enterprise Life and its affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. American Enterprise Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. American Enterprise Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on American Enterprise Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

At December 31, 2003, American Enterprise Life had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

Reinsurance contracts do not relieve American Enterprise Life from its primary obligation to policyholders.

The IRS routinely examines American Enterprise Life's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years. Management does not believe there will be a material adverse effect on American Enterprise Life's consolidated financial position as a result of these audits.

9. DERIVATIVE FINANCIAL INSTRUMENTS

American Enterprise Life maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate and equity market volatility. American Enterprise Life does not enter into derivative instruments for speculative purposes. As prescribed by SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as cash flow hedges, fair value hedges, or hedges of a net investment in a foreign operation, based upon the exposure being hedged. American Enterprise Life currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. American Enterprise Life is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions. Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. American Enterprise Life monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of American Enterprise Life's counterparties are rated A or better by Moody's and Standard & Poor's.

American Enterprise Life enters into interest rate swaps, floors and caps to manage American Enterprise Life's interest rate risk. Specifically, American Enterprise Life uses the instruments to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders. The interest rate swaps and floors are exclusively with IDS Life. The values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate swaps had carrying amounts of ($42.7 million) and ($72.5 million) at December 31, 2003 and 2002, respectively, and are included in Other liabilities. The interest rate floors had carrying amounts of $6.1 million and $15.9 million at December 31, 2003 and 2002, respectively, and are included in Other assets. The interest rate caps had carrying amounts of $nil and $8 thousand as of December 31, 2003 and 2002, respectively, and are included in Other assets. American Enterprise Life incurred ($11.6 million) and ($56.8 million) in derivative losses in 2003 and 2002, respectively, which are included in Other operating expenses. The decrease in derivative losses in 2003 is primarily due to the impact that increasing interest rates had on the market value of American Enterprise Life's interest rate swaps. The derivatives expire at various dates through 2006.


--------------------------------------------------------------------------------
89   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

American Enterprise Life Insurance Company -- Notes to Consolidated Financial Statements.
--------------------------------------------------------------------------------

10. FAIR VALUES OF FINANCIAL INSTRUMENTS

American Enterprise Life discloses fair value information for financial instruments for which it is practicable to estimate that value. The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2003 and 2002 and require management judgment. These figures may not be indicative of their future fair values. Fair value of life insurance obligations, receivables and all non-financial instruments, such as DAC, are excluded. Off-balance sheet intangible assets are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of American Enterprise Life, therefore, cannot be estimated by aggregating the amounts presented.

                                                               2003                             2002
                                                      Carrying        Fair            Carrying        Fair
(Thousands)                                            amount         value            amount         value
Financial Assets
Fixed maturities                                     $6,650,906    $6,650,906        $5,288,855    $5,288,855
Common stocks                                        $        6    $        6        $       --    $       --
Mortgage loans on real estate                        $  534,812    $  585,295        $  587,535    $  656,200
Derivatives                                          $    6,072    $    6,072        $   15,852    $   15,852
Cash and cash equivalents                            $    9,065    $    9,065        $1,118,692    $1,118,692
Separate account assets                              $1,108,160    $1,108,160        $  694,771    $  694,771
                                                     ----------    ----------        ----------    ----------

Financial Liabilities
Future policy benefits for fixed annuities             $6,623,247  $6,385,595        $5,388,765    $5,256,677
Derivatives                                            $   42,904  $   42,904        $   73,058    $   73,058
Separate account liabilities                           $1,107,211  $1,064,419        $  694,248    $  671,315
                                                       ----------  ----------        ----------    ----------

At December 31, 2003 and 2002, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $22.1 million and $23.2 million, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2003 and 2002. The fair values of deferred annuities is estimated as the carrying amount less applicable surrender charges. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2003 and 2002.

At December 31, 2003 and 2002, the fair value of liabilities related to separate accounts is estimated as the carrying amount less applicable surrender charges and less variable insurance contracts carried at $0.9 million and $0.5 million, respectively.


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90   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Table of Contents of the Statement of Additional Information

Calculating Annuity Payouts                           p.  3

Rating Agencies                                       p.  4

Principal Underwriter                                 p.  4


Independent Registered Public Accounting Firm         p.  4


Condensed Financial Information (Unaudited)           p.  5

Financial Statements

--------------------------------------------------------------------------------
91   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

APPENDICES

The purpose of these appendices is to illustrate the operation of various contract features and riders. In order to demonstrate these contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts and GPAs and the fees and charges that apply to your contract.

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92   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Appendix A: Example -- Market Value Adjustment (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early withdrawals."

Assumptions:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

o we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

o after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

Example 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate and, so the MVA will be negative.

Example 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

Sample MVA Calculations

The precise MVA formula we apply is as follows:

   Early withdrawal amount x [(          1 + i          )n/12 - 1] = MVA
                                 ---------------------
                                     1 + j + .001

     Where  i = rate earned in the GPA from which amounts are being transferred or withdrawn.

            j = current rate for a new Guaranteed Period equal to the
                remaining term in the current Guarantee Period.

            n = number of months remaining in the current Guarantee Period
                (rounded up).

--------------------------------------------------------------------------------
93   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Examples -- MVA

Using assumptions similar to those we used in the examples above:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA;

o we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

o after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Example 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

   $1,000 x [(          1.030          )84/12 - 1] = -$39.84
                ---------------------
                  1 + .035 + .001

In this example, the MVA is a negative $39.84.

Example 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

   $1,000 x [(          1.030          )84/12 - 1] = $27.61
                ---------------------
                  1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 6% due to the withdrawal charge schedule under contract Option L. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA (and any applicable withdrawal charge under contract Option L), unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

--------------------------------------------------------------------------------
94   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Appendix B: Example -- Income Assurer Benefit(SM) Rider Fee

Example -- Income Assurer Benefit(SM) Rider Fee

Assumptions:

o You purchase the contract with a payment of $50,000 on Jan. 1, 2004 and allocate all of your payment to the Protected Investment Options and make no transfers, add-ons or withdrawals; and

o on Jan. 1, 2005 (the first contract anniversary) your total contract value is $55,545; and

o on Jan. 1, 2006 (the second contract anniversary) your total contract value is $53,270.

We would calculate the Guaranteed Income Benefit Base for each Income Assurer Benefit(SM) on the second anniversary as follows:

The Income Assurer Benefit(SM) - MAV Guaranteed Income Benefit Base is the greatest of the following values:

   Purchase Payments less adjusted partial withdrawals:                                                        $50,000
   Contract value on the second anniversary:                                                                   $53,270
   Maximum Anniversary Value:                                                                                  $55,545
                                                                                                               -------
   Income Assurer Benefit(SM) - MAV Guaranteed Income Benefit Base                                             $55,545

The Income Assurer Benefit(SM) - 5% Accumulation Guaranteed Income Benefit Base is the greatest of the following values:

   Purchase Payments less adjusted partial withdrawals:                                                        $50,000
   Contract value on the second anniversary:                                                                   $53,270
   5% Variable Account Floor = 1.05 x 1.05 x $50,000                                                           $55,125
                                                                                                               -------
   Income Assurer Benefit(SM) - 5% Accumulation Guaranteed Income Benefit Base                                 $55,125

The Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Guaranteed
Income Benefit Base is the greatest of the following values:

   Purchase Payments less adjusted partial withdrawals:                                                        $50,000
   Contract value on the second anniversary:                                                                   $53,270
   Maximum Anniversary Value:                                                                                  $55,545
   5% Variable Account Floor = 1.05 x 1.05 x $50,000                                                           $55,125
                                                                                                               -------
   Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Guaranteed Income Benefit Base               $55,545

The Income Assurer Benefit(SM) fee deducted from your contract value would be:


Income Assurer Benefit(SM) - MAV fee =                                                       0.30% x $55,545 = $166.64

Income Assurer Benefit(SM) - 5% Accumulation Benefit Base fee =                              0.60% x $55,125 = $334.06

Income Assurer Benefit(SM) - MAV or 5% Accumulation Benefit Base fee =                       0.65% x $55,545 = $361.85


--------------------------------------------------------------------------------
95   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Appendix C: Example -- Withdrawal Charges

Full withdrawal charge calculation -- four-year withdrawal charge schedule:

This is an example of how we calculate the withdrawal charge for a full withdrawal on a contract with a four-year (from the date of each purchase payment) withdrawal charge schedule with the following history:

Assumptions:

o We receive a single $50,000 purchase payment on Jan. 1, 2004; and

o  the contract anniversary date is Jan. 1 each year; and

o you withdraw the contract for its total value on July 1, 2007, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 6.0%; and

o you have made no withdrawals prior to July 1, 2007.

We will look at two situations, one where the contract has a gain and another where there is a loss:

                                                                                Contract with Gain        Contract with Loss

                                   Contract Value at time of full withdrawal:          $60,000.00                $40,000.00

                                         Contract Value on prior anniversary:           58,000.00                 42,000.00

Step 1. First, we determine the amount of earnings available in the contract at the time of withdrawal as:

                                                      Current Contract Value:           60,000.00                 40,000.00

                                 less purchase payment still in the contract:           50,000.00                 50,000.00
                                                                                        ---------                 ---------
                            Earnings in the contact (but not less than zero):           10,000.00                      0.00

Step 2. Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:

                                                    Earnings in the contract:           10,000.00                      0.00

                               10% of the prior anniversary's Contract Value:            5,800.00                  4,200.00
                                                                                        ---------                 ---------
                                                                         TFA:           10,000.00                  4,200.00

Step 3. Now we can determine how much of the purchase payment is being withdrawn (PPW) as follows:

         PPW = XSF + (ACV - XSF) / (CV - TFA) x (PPNPW -  XSF)

              XSF =  amount by which 10% of the prior
                                  anniversary's
                     contract  value exceeds earnings                                        0.00                  4,200.00

              ACV =  amount withdrawn in excess of earnings                             50,000.00                 40,000.00

               CV =  total contract value just prior to current  withdrawal             60,000.00                 40,000.00

              TFA =  from Step 2                                                        10,000.00                  4,200.00

            PPNPW =  purchase payment not previously withdrawn                          50,000.00                 50,000.00

Step 4.  We then calculate the withdrawal charge as:

                                                                         PPW:           50,000.00                 50,000.00

                                                                    less XSF:               (0.00)                (4,200.00)
                                                                                        ---------                 ---------
                                amount of PPW subject to a withdrawal charge:           50,000.00                 45,800.00

                                    multiplied by the withdrawal charge rate:              x 6.0%                    x 6.0%
                                                                                        ---------                 ---------
                                                           withdrawal charge:            3,000.00                  2,748.00

Step 5. The value you will receive as a result of your full withdrawal is determined as:

                                                    Contract Value withdrawn:           60,000.00                 40,000.00

                                                           Withdrawal charge:           (3,000.00)                (2,748.00)

                             Contract charge (assessed upon full withdrawal):              (40.00)                   (40.00)
                                                                                        ---------                 ---------
                                                Net full withdrawal proceeds:          $56,960.00                $37,212.00

--------------------------------------------------------------------------------
96   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Partial withdrawal charge calculation -- four-year withdrawal charge schedule:

This is an example of how we calculate the withdrawal charge for a partial withdrawal on a contract with a four-year (from the date of each purchase payment) withdrawal charge schedule with the following history:

o  We receive a single $50,000 purchase payment on Jan. 1, 2004; and

o  the contract anniversary date is Jan. 1 each year; and

o you request a partial withdrawal of $15,000 on July 1, 2007, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 6.0%; and

o  you have made no withdrawals prior to July 1, 2007.

We will look at two situations, one where the contract has a gain and another where there is a loss:

                                                                                Contract with Gain        Contract with Loss

                                Contract Value at time of partial withdrawal:          $60,000.00                $40,000.00

                                         Contract Value on prior anniversary:           58,000.00                 42,000.00

Step 1. First, we determine the amount of earnings available in the contract at the time of withdrawal as:

                                                      Current Contract Value:           60,000.00                 40,000.00

                                 less purchase payment still in the contract:           50,000.00                 50,000.00
                                                                                       ----------                ----------
                            Earnings in the contact (but not less than zero):           10,000.00                      0.00

Step 2. Next, we determine the TFA available in the contract as the greatest of the following values:

                                                    Earnings in the contract:           10,000.00                      0.00

                               10% of the prior anniversary's Contract Value:            5,800.00                  4,200.00
                                                                                       ----------                ----------
                                                                         TFA:           10,000.00                  4,200.00

Step 3. Now we can determine how much of the purchase payment and purchase payment credit is being withdrawn (PPW) as:

         PPW = XSF + (ACV - XSF) / (CV - TFA) x (PPNPW - XSF)

              XSF =  amount by which 10% of the prior
                     anniversary's  contract value exceeds
                     earnings                                                                0.00                  4,200.00

              ACV =  amount withdrawn in excess of earnings                              5,319.15                 15,897.93

               CV =  total contract value just prior to
                     current withdrawal                                                 60,000.00                 40,000.00

              TFA =  from Step 2                                                        10,000.00                  4,200.00

            PPNPW =  purchase payment not previously withdrawn                          50,000.00                 50,000.00

Step 4.  We then calculate the withdrawal charge as:

                                                                         PPW:            5,319.15                 19,165.51

                                                                    less XSF:               (0.00)                (4,200.00)
                                                                                       ----------                ----------
                                amount of PPW subject to a withdrawal charge:            5,319.15                 14,965.51

                                    multiplied by the withdrawal charge rate:              x 6.0%                    x 6.0%
                                                                                       ----------                ----------
                                                           withdrawal charge:              319.15                    897.93

Step 5. The value you will receive as a result of your full withdrawal is determined as:

                                                    Contract Value withdrawn:           15,319.15                 15,897.93

                                                           Withdrawal charge:             (319.15)                  (897.93)
                                                                                       ----------                ----------
                                                Net full withdrawal proceeds:          $15,000.00                $15,000.00

--------------------------------------------------------------------------------
97   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Appendix D: Example -- Death Benefits

 Example -- ROP Death Benefit

Assumptions:

o You purchase the contract with a payment of $20,000 on Jan. 1, 2004. You select contract Option L; and

o  on Jan. 1, 2005 you make an additional purchase payment of $5,000; and

o on March 1, 2005 the contract value falls to $22,000 and you take a $1,500 partial withdrawal, including withdrawal charge; and

o  on March 1, 2006 the contract value grows to $23,000.

   We calculate the ROP Death Benefit on March 1, 2006 as follows:

   1. Contract value at death:                                                                              $23,000.00
                                                                                                            ==========
   2. Purchase payments minus adjusted partial withdrawals:

         Total purchase payments:                                                                           $25,000.00
         minus adjusted partial withdrawals calculated as:

         $1,500 x $25,000  =                                                                                 -1,704.55
         ----------------                                                                                     --------
              $22,000

         for a death benefit of:                                                                            $23,295.45
                                                                                                            ==========

   ROP Death Benefit, calculated as the greatest of these
   two values:                                                                                                        $23,295.45

 Example -- MAV Death Benefit

Assumptions:

o You purchase the contract with a payment of $25,000 on Jan. 1, 2005. You select contract Option L; and

o on Jan. 1, 2005 (the first contract anniversary) the contract value grows to $26,000; and

o on March 1, 2005 the contract value falls to $22,000, at which point you take a $1,500 (including withdrawal charge) partial withdrawal, leaving a contract value of $20,500.

   We calculate the MAV Death Benefit on March 1, 2005, which is based on the greater of three values, as follows:

      1. Contract value at death:                                                                           $20,500.00

      2. Purchase payments minus adjusted partial withdrawals:

         Total purchase payments:                                                                           $25,000.00
         minus adjusted partial withdrawals, calculated as:

         $1,500 x $25,000  =                                                                                 -1,704.55
         ----------------                                                                                     --------
              $22,000

         for a death benefit of:                                                                            $23,295.45
                                                                                                            ==========

      3. The MAV immediately preceding the date of death:

         Greatest of your contract anniversary values:                                                      $26,000.00
         plus purchase payments made since the prior anniversary:                                                +0.00
         minus the death benefit adjusted partial withdrawals, calculated as:

         $1,500 x $26,000  =                                                                                 -1,772.73
         ----------------                                                                                     --------
              $22,000

         for a death benefit of:                                                                            $24,227.27
                                                                                                            ==========

   The MAV Death Benefit, calculated as the greatest of
   these three values, which is the MAV:                                                                              $24,227.27

--------------------------------------------------------------------------------
98   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Example -- 5% Accumulation Death Benefit

Assumptions:

o You purchase the contract with a payment of $25,000 on Jan. 1, 2004 with $5,000 allocated to the GPAs and $20,000 allocated to the subaccounts. You select Contract Option L; and

o on Jan. 1, 2005 (the first contract anniversary), the GPA value is $5,200 and the subaccount value is $17,000. Total contract value is $23, 200; and

o on March 1, 2005, the GPA value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

   The death benefit on March 1, 2005, which is based on the greater of three values, is calculated as follows:

      1. Contract value at death:                                                                           $22,800.00
                                                                                                            ==========
      2. Purchase payments minus adjusted partial withdrawals:

         Total purchase payments:                                                                           $25,000.00
         minus adjusted partial withdrawals, calculated as:

         $1,500 x $25,000  =                                                                                 -1,543.21
         ----------------                                                                                     --------
              $24,300

         for a death benefit of:                                                                            $23,456.79
                                                                                                            ==========

      3. The 5% variable account floor:

         The variable account floor on Jan. 1, 2005,

         calculated as: 1.05 x $20,000 =                                                                    $21,000.00

         plus amounts allocated to the subaccounts since that anniversary:                                       +0.00
         minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:

         $1,500 x $21,000  =                                                                                -$1,657.89
         ----------------                                                                                    ---------
              $19,000

         variable account floor benefit:                                                                    $19,342.11

         plus the GPA value:                                                                                 +5,300.00

         5% variable account floor (value of the GPAs and the variable account floor):                      $24,642.11
                                                                                                            ==========

   The 5% Accumulation Death Benefit, calculated as the greatest of these three
   values, which is the 5% variable account floor:                                                                    $24,642.11

--------------------------------------------------------------------------------
99   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Example -- Enhanced Death Benefit

Assumptions:

o You purchase the contract with a payment of $25,000 on Jan. 1, 2004 with $5,000 allocated to the GPAs and $20,000 allocated to the subaccounts. You select Contract Option L; and

o on Jan. 1, 2005 (the first contract anniversary), the GPAs value is $5,200 and the subaccount value is $17,000. Total contract value is $23, 200; and

o on March 1, 2005, the GPA value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

   The death benefit on March 1, 2005, which is the greatest of four values, is calculated as follows:

      1. Contract value at death:                                                                           $22,800.00
                                                                                                            ==========
      2. Purchase payments minus adjusted partial withdrawals:

         Total purchase payments:                                                                           $25,000.00
         minus adjusted partial withdrawals, calculated as:

         $1,500 x $25,000  =                                                                                 -1,543.21
         ----------------                                                                                     --------
              $24,300

         for a ROP Death Benefit of:                                                                        $23,456.79
                                                                                                            ==========

      3. The MAV on the anniversary immediately preceding the date of death:

         The MAV on the immediately preceding anniversary:                                                  $25,000.00
         plus purchase payments made since that anniversary:                                                     +0.00
         minus adjusted partial withdrawals made since that
         anniversary, calculated as:

         $1,500 x $25,000  =                                                                                 -1,543.21
         ----------------                                                                                     --------
              $24,300

         for a MAV Death Benefit of:                                                                        $23,456.79
                                                                                                            ==========

      4. The 5% variable account floor:

         The variable account floor on Jan. 1, 2005,

         calculated as: 1.05 x $20,000 =                                                                    $21,000.00

         plus amounts allocated to the subaccounts since that anniversary:                                       +0.00

         minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:

         $1,500 x $21,000  =                                                                                -$1,657.89
         ----------------                                                                                    ---------
              $19,000

         variable account floor benefit:                                                                    $19,342.11

         plus the GPA value:                                                                                 +5,300.00

         5% variable account floor (value of the GPAs and the variable account floor):                      $24,642.11
         =                                                                                                  ==========

   EDB, calculated as the greatest of these four values,
   which is the 5% variable account floor:                                                                            $24,642.11

--------------------------------------------------------------------------------
100   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Appendix E: Example -- Guarantor(SM) Withdrawal Benefit Rider

Example of the Guarantor(SM) Withdrawal Benefit

Assumptions:

o  You purchase the contract with a payment of $100,000 on Jan. 1, 2004; and

o  you select contract Option L.

   The Guaranteed Benefit Amount (GBA) equals your purchase payment:                     $100,000

   The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
      0.07 x $100,000 =                                                                   $ 7,000

   The Remaining Benefit Amount (RBA) equals your purchase
   payment:  $100,000

   On Jan. 1, 2005 the contract value grows to $110,000.
   You decide to  step up your benefit.

   The RBA equals 100% of your contract anniversary value:                               $110,000

   The GBA equals 100% of your contract anniversary value:                               $110,000

   The GBP equals 7% of your stepped-up GBA:
      0.07 x $110,000 =                                                                   $ 7,700

   On July 1, 2007 you decide to take a partial withdrawal of $7,700.

   You took a partial withdrawal equal to your GBP, so your RBA equals the prior
   RBA less the amount of the partial withdrawal:
      $110,000 - $7,700 =                                                                $102,300

   The GBA equals the GBA immediately prior to the partial
   withdrawal:  $110,000

   The GBP equals 7% of your GBA:
      0.07 x $110,000 =                                                                   $ 7,700

   On Jan. 1, 2008 you make an additional purchase payment of $50,000.

   The new RBA for the contract is equal to your prior RBA plus 100% of the additional purchase payment:
      $102,300 + $50,000 =                                                               $152,300

   The new GBA for the contract is equal to your prior GBA plus 100% of the additional purchase payment:
      $110,000 + $50,000 =                                                               $160,000

   The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment:
      $7,700 + $3,500 =                                                                  $ 11,200

   On Jan. 1, 2009 your contract value grows to $200,000.
   You decide to  step up your benefit.

   The RBA equals 100% of your contract anniversary value:                               $200,000

   The GBA equals 100% of your contract anniversary value:                               $200,000

   The GBP equals 7% of your stepped-up GBA:
      0.07 x $200,000 =                                                                  $ 14,000

--------------------------------------------------------------------------------
101   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

   On July 1, 2010 your contract value grows to $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:

      (1) your contract value immediately following the partial withdrawal;
             $230,000 - $20,000 =                                                        $210,000

      OR

      (2) your prior RBA less the amount of the partial withdrawal.
             $200,000 - $20,000 =                                                        $180,000

   Reset RBA = lesser of (1) or (2) =                                                    $180,000

   The GBA gets reset to the lesser of:

      (1) your prior GBA                                                                 $200,000

      OR

      (2) the greater of:
             a. your contract value immediately following the partial withdrawal;
                   $230,000 - $20,000 =                                                  $210,000

             OR

             b. your Reset RBA. $180,000

      Greater of a. or b. =                                                              $210,000

   Reset GBA = lesser of (1) or (2) =                                                    $200,000

   The Reset GBP is equal to 7% of your Reset GBA:
      0.07 x $200,000 =                                                                  $ 14,000

   On July 1, 2012 your contract value falls to $175,000. You decide to take a partial withdrawal of $25,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:

      (1) your contract value immediately following the partial withdrawal;
             $175,000 - $25,000 =                                                        $150,000

      OR

      (2) your prior RBA less the amount of the partial withdrawal.
             $180,000 - $25,000 =                                                        $155,000

   Reset RBA = lesser of (1) or (2) =                                                    $150,000

   The GBA gets reset to the lesser of:

      (1) your prior GBA;                                                                $200,000

      OR

      (2) the greater of:
             a. your contract value immediately following the partial withdrawal;
                   $175,000 - $25,000 =                                                  $150,000

             OR

             b. your Reset RBA. $150,000

      Greater of a. or b. =                                                              $150,000

   Reset GBA = lesser of (1) or (2) =                                                    $150,000

   The Reset GBP is equal to 7% of your Reset GBA:
      0.07 x $150,000 =                                                                  $ 10,500

--------------------------------------------------------------------------------
102   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Appendix F: Example -- Income Assurer Benefit(SM) Riders

The purpose of these examples is to illustrate the operation of the Income Assurer Benefit(SM) Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. The contract values shown are hypothetical and do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "Protected Investment Options") and the fees and charges that apply to your contract.

For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.

Remember that the riders require you to choose a Portfolio Navigator asset allocation model portfolio. The riders are intended to offer protection against market volatility in the subaccounts (Protected Investment Options). Some Portfolio Navigator asset allocation model portfolios include Protected Investment Options and Excluded Investment Options (AXP(R) Variable Portfolio - Cash Management, and if available under the contract, GPAs and/or the one-year fixed account). Excluded Investment Options are not included in calculating the 5% variable account floor under the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base rider. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in Portfolio Navigator asset allocation models.

Assumptions:

o  You purchase the contract with a payment of $100,000; and

o  you invest all contract value in the subaccounts
   (Protected Investment Options); and

o you make no additional purchase payments, partial withdrawals or changes in asset allocation model; and

o  the annuitant is male and age 55 at contract issue; and

o the joint annuitant is female and age 55 at contract issue.

Example -- Income Assurer Benefit(SM) - MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                     Assumed                                  Maximum            Guaranteed
  Contract                                          Contract             Purchase           Anniversary            Income
 Anniversary                                          Value              Payments         Value (MAV)(1)       Benefit Base(2)
     1                                             $108,000             $100,000            $108,000            $108,000
     2                                              125,000                 none             125,000             125,000
     3                                              132,000                 none             132,000             132,000
     4                                              150,000                 none             150,000             150,000
     5                                               85,000                 none             150,000             150,000
     6                                              121,000                 none             150,000             150,000
     7                                              139,000                 none             150,000             150,000
     8                                              153,000                 none             153,000             153,000
     9                                              140,000                 none             153,000             153,000
    10                                              174,000                 none             174,000             174,000
    11                                              141,000                 none             174,000             174,000
    12                                              148,000                 none             174,000             174,000
    13                                              208,000                 none             208,000             208,000
    14                                              198,000                 none             208,000             208,000
    15                                              203,000                 none             208,000             208,000

(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.

--------------------------------------------------------------------------------
103   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Plan B - Life Annuity with 10 Years Certain

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

  Contract                                               Standard Provisions               Income Assurer Benefit(SM) - MAV
 Anniversary                                         Assumed        Plan B - Life with   Guaranteed Income   Plan B - Life with
 at Exercise                                     Contract Value      10 Years Certain*     Benefit Base       10 Years Certain*
    10                                             $174,000               $  779.52         $174,000              $  779.52
    11                                              141,000                  647.19          174,000                 798.66
    12                                              148,000                  697.08          174,000                 819.54
    13                                              208,000                1,004.64          208,000               1,004.64
    14                                              198,000                  982.08          208,000               1,031.68
    15                                              203,000                1,033.27          208,000               1,058.72

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

Plan D - Joint and Last Survivor Life Annuity - No Refund

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

  Contract                                               Standard Provisions               Income Assurer Benefit(SM) - MAV
 Anniversary                                         Assumed      Plan D - Last Survivor Guaranteed Income Plan D - Last Survivor
 at Exercise                                     Contract Value         No Refund*         Benefit Base          No Refund*
    10                                             $174,000                 $626.40         $174,000                $626.40
    11                                              141,000                  518.88          174,000                 640.32
    12                                              148,000                  556.48          174,000                 654.24
    13                                              208,000                  800.80          208,000                 800.80
    14                                              198,000                  782.10          208,000                 821.60
    15                                              203,000                  822.15          208,000                 842.40

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

--------------------------------------------------------------------------------
104   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Example -- Income Assurer Benefit(SM) - 5% Accumulation Benefit Base

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                                                 Guaranteed
                                                                                                                   Income
                                                     Assumed                                                   Benefit Base -
  Contract                                          Contract             Purchase         5% Accumulation      5% Accumulation
 Anniversary                                          Value              Payments         Benefit Base(1)      Benefit Base(2)
     1                                             $108,000             $100,000            $105,000            $108,000
     2                                              125,000                 none             110,250             125,000
     3                                              132,000                 none             115,763             132,000
     4                                              150,000                 none             121,551             150,000
     5                                               85,000                 none             127,628             127,628
     6                                              121,000                 none             134,010             134,010
     7                                              139,000                 none             140,710             140,710
     8                                              153,000                 none             147,746             153,000
     9                                              140,000                 none             155,133             155,133
    10                                              174,000                 none             162,889             174,000
    11                                              141,000                 none             171,034             171,034
    12                                              148,000                 none             179,586             179,586
    13                                              208,000                 none             188,565             208,000
    14                                              198,000                 none             197,993             198,000
    15                                              203,000                 none             207,893             207,893

(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

Plan B - Life Annuity with 10 Years Certain

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                                                                             Income Assurer Benefit(SM) -
  Contract                                               Standard Provisions                 5% Accumulation Benefit Base
 Anniversary                                         Assumed        Plan B - Life with   Guaranteed Income   Plan B - Life with
 at Exercise                                     Contract Value      10 Years Certain*     Benefit Base       10 Years Certain*
    10                                             $174,000               $  779.52         $174,000              $  779.52
    11                                              141,000                  647.19          171,034                 785.05
    12                                              148,000                  697.08          179,586                 845.85
    13                                              208,000                1,004.64          208,000               1,004.64
    14                                              198,000                  982.08          198,000                 982.08
    15                                              203,000                1,033.27          207,893               1,058.17

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

--------------------------------------------------------------------------------
105   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Plan D - Joint and Last Survivor Life Annuity - No Refund

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                                                                             Income Assurer Benefit(SM) -
  Contract                                               Standard Provisions                 5% Accumulation Benefit Base
 Anniversary                                         Assumed      Plan D - Last Survivor Guaranteed Income Plan D - Last Survivor
 at Exercise                                     Contract Value         No Refund*         Benefit Base          No Refund*
    10                                             $174,000                 $626.40         $174,000                $626.40
    11                                              141,000                  518.88          171,034                 629.40
    12                                              148,000                  556.48          179,586                 675.24
    13                                              208,000                  800.80          208,000                 800.80
    14                                              198,000                  782.10          198,000                 782.10
    15                                              203,000                  822.15          207,893                 841.97

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

Example -- Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                                              Guaranteed Income
                                                                                                               Benefit Base -
                                 Assumed                                  Maximum                             Greater of MAV or
  Contract                      Contract            Purchase            Anniversary       5% Accumulation      5% Accumulation
 Anniversary                      Value             Payments             Value(1)         Benefit Base(1)      Benefit Base(2)
     1                         $108,000            $100,000             $108,000            $105,000            $108,000
     2                          125,000                none              125,000             110,250             125,000
     3                          132,000                none              132,000             115,763             132,000
     4                          150,000                none              150,000             121,551             150,000
     5                           85,000                none              150,000             127,628             150,000
     6                          121,000                none              150,000             134,010             150,000
     7                          139,000                none              150,000             140,710             150,000
     8                          153,000                none              153,000             147,746             153,000
     9                          140,000                none              153,000             155,133             155,133
    10                          174,000                none              174,000             162,889             174,000
    11                          141,000                none              174,000             171,034             174,000
    12                          148,000                none              174,000             179,586             179,586
    13                          208,000                none              208,000             188,565             208,000
    14                          198,000                none              208,000             197,993             208,000
    15                          203,000                none              208,000             207,893             208,000

(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

--------------------------------------------------------------------------------
106   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Plan B - Life Annuity with 10 Years Certain

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                                                                      Income Assurer Benefit(SM) - Greater of MAV
  Contract                                               Standard Provisions                or 5% Accumulation Benefit Base
 Anniversary                                         Assumed        Plan B - Life with   Guaranteed Income   Plan B - Life with
 at Exercise                                     Contract Value      10 Years Certain*     Benefit Base       10 Years Certain*
    10                                             $174,000               $  779.52         $174,000              $  779.52
    11                                              141,000                  647.19          174,000                 798.66
    12                                              148,000                  697.08          179,586                 845.85
    13                                              208,000                1,004.64          208,000               1,004.64
    14                                              198,000                  982.08          208,000               1,031.68
    15                                              203,000                1,033.27          208,000               1,058.72

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

Plan D - Joint and Last Survivor Life Annuity - No Refund

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                                                                      Income Assurer Benefit(SM) - Greater of MAV
  Contract                                               Standard Provisions                or 5% Accumulation Benefit Base
 Anniversary                                         Assumed      Plan D - Last Survivor Guaranteed Income Plan D - Last Survivor
 at Exercise                                     Contract Value         No Refund*         Benefit Base          No Refund*
    10                                             $174,000                 $626.40         $174,000                $626.40
    11                                              141,000                  518.88          174,000                 640.32
    12                                              148,000                  556.48          179,586                 675.24
    13                                              208,000                  800.80          208,000                 800.80
    14                                              198,000                  782.10          208,000                 821.60
    15                                              203,000                  822.15          208,000                 842.40

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

--------------------------------------------------------------------------------
107   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

Appendix G: Example -- Benefit Protector(SM) Death Benefit Rider

Example of the Benefit Protector(SM)

Assumptions:

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70; and

o  you select contract Option L with the MAV Death Benefit.

   On July 1, 2004 the contract value grows to $105,000. The MAV Death Benefit on July 1, 2004 equals the contract value. You have not reached the first contract anniversary so the Benefit Protector(SM) does not provide any additional benefit at this time.

   On Jan. 1, 2005 the contract value grows to $110,000. The death benefit on Jan.
   1, 2005 equals:

   MAV death benefit (contract value):                                                                     $110,000

   plus the Benefit Protector(SM) benefit which equals 40% of earnings at death

      (MAV death benefit minus payments not previously withdrawn):

      0.40 x ($110,000 - $100,000) =                                                                         +4,000
                                                                                                            -------
   Total death benefit of:                                                                                 $114,000

   On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan.
   1, 2006 equals:

   MAV death benefit (MAV):                                                                                $110,000

   plus the Benefit Protector(SM) benefit (40% of earnings at death):

      0.40 x ($110,000 - $100,000) =                                                                         +4,000
                                                                                                            -------
   Total death benefit of:                                                                                 $114,000

   On Feb. 1, 2006 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge for contract Option L. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw
   $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value.
   Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000
   (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:

   MAV Death Benefit (MAV adjusted for partial withdrawals):                                                $57,619

   plus the Benefit Protector(SM) benefit (40% of earnings at death):

      0.40 x ($57,619 - $55,000) =                                                                           +1,048
                                                                                                            -------
   Total death benefit of:                                                                                  $58,667

--------------------------------------------------------------------------------
108   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

   On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan. 1, 2007 equals the death benefit on Feb. 1, 2006. The reduction in contract value has no effect.

   On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on Jan. 1, 2013 equals:

   MAV Death Benefit (contract value):                                                                     $200,000

   plus the Benefit Protector(SM) benefit (40% of earnings at death,

      up to a maximum of 100% of purchase payments not

      previously withdrawn that are one or more years old)                                                  +55,000
                                                                                                            -------
   Total death benefit of:                                                                                 $255,000

   On July 1, 2013 you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(SM) value. The death benefit on July 1, 2013 equals:

   MAV Death Benefit (contract value):                                                                     $250,000

   plus the Benefit Protector benefit (40% of earnings at death,

      up to a maximum of 100% of purchase payments not

      previously withdrawn that are one or more years old)                                                  +55,000
                                                                                                            -------
   Total death benefit of:                                                                                 $305,000

   On July 1, 2013 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit on July 1, 2013 equals:

   MAV Death Benefit (contract value):                                                                     $250,000

   plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not previously withdrawn):

      0.40 x ($250,000 - $105,000) =                                                                        +58,000
                                                                                                            -------
   Total death benefit of:                                                                                           $308,000

--------------------------------------------------------------------------------
109   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

Appendix H: Example -- Benefit Protector(SM) Plus Death Benefit Rider

Example of the Benefit Protector(SM) Plus

Assumptions:

o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70; and

o  you select contract Option L with the MAV Death Benefit.

   On July 1, 2004 the contract value grows to $105,000. The MAV Death Benefit on July 1, 2004 equals the contract value. You have not reached the first contract anniversary so the Benefit Protector(SM) Plus does not provide any additional benefit at this time.

   On Jan. 1, 2005 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector(SM) Plus does not provide any benefit beyond what is provided by the Benefit Protector(SM) at this time. The death benefit on Jan. 1, 2005 equals:

   MAV Death Benefit (contract value):                                                                     $110,000
   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death

      (MAV Death Benefit minus payments not previously withdrawn):

      0.40 x ($110,000 - $100,000) =                                                                         +4,000
                                                                                                            -------
   Total death benefit of:                                                                                 $114,000

   On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan.
   1, 2006 equals:

   MAV Death Benefit (MAV):                                                                                $110,000

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:

      0.40 x ($110,000 - $100,000) =                                                                         +4,000

   plus 10% of purchase payments made within 60 days of contract issue

      and not previously withdrawn: 0.10 x $100,000 =                                                       +10,000
                                                                                                            -------
   Total death benefit of:                                                                                 $124,000

   On Feb. 1, 2006 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge for contract Option L. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw
   $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value.
   Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000
   (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:

   MAV Death Benefit (MAV adjusted for partial withdrawals):                                                $57,619

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:

      0.40 x ($57,619 - $55,000) =                                                                           +1,048

   plus 10% of purchase payments made within 60 days of contract issue

      and not previously withdrawn: 0.10 x $55,000 =                                                         +5,500
                                                                                                            -------
   Total death benefit of:                                                                                  $64,167

   On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan.
   1, 2007 equals the death benefit on Feb. 1, 2006. The reduction in contract value has no effect.

--------------------------------------------------------------------------------
110   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

   On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector(SM) Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2013 equals:

   MAV Death Benefit (contract value):                                                                     $200,000
   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death,

      up to a maximum of 100% of purchase payments not previously withdrawn

      that are one or more years old                                                                        +55,000

   plus 20% of purchase payments made within 60 days of contract issue

      and not previously withdrawn: 0.20 x $55,000 =                                                        +11,000
                                                                                                            -------
   Total death benefit of:                                                                                 $266,000

   On July 1, 2013 you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(SM) Plus value. The death benefit on July 1, 2013 equals:

   MAV Death Benefit (contract value):                                                                     $250,000

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death,

      up to a maximum of 100% of purchase payments not previously withdrawn

      that are one or more years old                                                                        +55,000

   plus 20% of purchase payments made within 60 days of contract issue

      and not previously withdrawn: 0.20 x $55,000 =                                                        +11,000
                                                                                                            -------
   Total death benefit of:                                                                                 $316,000

   On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector(SM) Plus remains constant. The death benefit on July 1, 2014 equals:

   MAV Death Benefit (contract value):                                                                     $250,000

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death

      (MAV Death Benefit minus payments not previously withdrawn):

      0.40 x ($250,000 - $105,000) =                                                                        +58,000

   plus 20% of purchase payments made within 60 days of contract issue

      and not previously withdrawn: 0.20 x $55,000 =                                                        +11,000
                                                                                                            -------
   Total death benefit of:                                                                                           $319,000

--------------------------------------------------------------------------------
111   AMERICAN EXPRESS ACCESSCHOICE SELECT VARIABLE ANNUITY --  PROSPECTUS

(logo)
AMERICAN
 EXPRESS
(R)

American Enterprise Life Insurance Company, Issuer
829 AXP Financial Center
Minneapolis, MN 55474
(800) 333-3437


273416 A (12/04)

Part B

The combined Statement of Additional Information and Financial Statements for American Express Endeavor(SM) Select Variable Annuity and American Express AccessChoice(SM) Variable Annuity filed electronically as Part B to Post-Effective Amendment No. 21 to Registration Statement No. 333-99297 is incorporated by reference.

Part C.

Item 24. Financial Statements and Exhibits

     (a) Financial Statements included in Part A of this Registration Statement:

              American Enterprise Life Insurance Company

              Consolidated Balance Sheet for nine months ended Sept. 30, 2004 (Unaudited).
              Statements of Income for nine months ended Sept. 30, 2004 and 2003 (Unaudited).
              Consolidated Statements of Cash Flows for nine months ended Sept. 30, 2004 and 2003.
              Notes to Financial Statements.

              Report of Independent Auditors dated Jan. 26, 2004.
              Consolidated Balance Sheets as of Dec. 31, 2003 and 2002. Consolidated Statements of Operations for the years ended Dec. 31, 2003, 2002 and 2001.
              Consolidated Statements of Cash Flows for the years ended Dec. 31, 2003, 2002 and 2001.
              Consolidated Statements of Stockholder's Equity for the three years ended Dec. 31, 2003.
              Notes to Consolidated Financial Statements.

              Financial Statements included in Part B of this Registration
              Statement:

              American Enterprise Variable Annuity Account American Express
                  American Express FlexChoice(SM) Select Variable Annuity American Express FlexChoice(SM) Variable Annuity Evergreen Privilege Variable Annuity
                  Evergreen Pathways(SM) Variable Annuity
                  Evergreen Pathways(SM) Select Variable Annuity
                  Wells Fargo Advantage Choice(SM) Variable Annuity
                  Wells Fargo Advantage Choice(SM) Select Variable Annuity American Express AccessChoice(SM) Variable Annuity


              Report of Independent Auditors dated March 19, 2004.
              Statements of Assets and Liabilities as of Dec. 31, 2003. Statements of Operations for the year ended Dec. 31, 2003. Statements of Changes in Net Assets for the years ended Dec. 31, 2003 and 2002.
              Notes to Financial Statements.

   (b)  Exhibits:

1.1 Resolution of the Executive Committee of the Board of Directors of American Enterprise Life Insurance Company establishing the American Enterprise Variable Annuity Account dated July 15, 1987, filed electronically as Exhibit 1 to the Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated by reference.

1.2 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 10 subaccounts dated Aug. 21, 1997, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 8 to Registration Statement No. 33-54471, filed on or about Aug. 27, 1997, is incorporated by reference.

1.3 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 6 subaccounts dated June 17, 1998, filed electronically as Exhibit 1.3 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 12 to Registration Statement No. 33-54471, filed on or about Aug. 24, 1998, is incorporated by reference.

1.4 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 16 subaccounts dated Jan. 20, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-67595, filed on or about Feb. 16, 1999, is incorporated by reference.

1.5 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 37 subaccounts dated June 29, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about July 8, 1999, is incorporated by reference.

1.6 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 236 subaccounts dated Sept. 8, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-82149, filed on or about Sept. 21, 1999, is incorporated by reference.

1.7 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 67 subaccounts dated Nov. 22, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 2 to Registration Statement No. 333-85567 filed on or about Dec. 30, 1999 is incorporated by reference.

1.8 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 15 subaccounts dated Feb. 2, 2000, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about Feb. 11, 2000, is incorporated by reference.

1.9 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 141 additional subaccounts within the separate account dated April 25, 2000, filed electronically as Exhibit
          1.3 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 5 to Registration Statement No. 333-85567 filed on or about April 28, 2000 is incorporated by reference.

1.10 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 1 subaccount dated April 25, 2000, filed electronically as Exhibit 1.4 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 3 to Registration Statement No. 333-74865, filed on or about April 27, 2001, is incorporated by reference.

1.11 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 21 subaccounts dated April 13, 2001, filed electronically as Exhibit 1.4 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 7 to Registration Statement No. 333-85567, filed on or about April 30, 2001, is incorporated by reference.

1.12 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 12 subaccounts dated Sept. 29, 2000, filed electronically as Exhibit 1.12 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

1.13 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 85 subaccounts dated Feb. 5, 2002, filed electronically as Exhibit 1.13 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

1.14 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 109 subaccounts dated April 17, 2002, filed electronically as Exhibit 1.14 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 11 to Registration Statement No. 333-85567 is incorporated by reference.

1.15 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 229 subaccounts dated July 1, 2002, filed electronically as Exhibit 1.15 to the American Enterprise Variable Annuity Account's Post-Effective Amendment No. 6 to Registration Statement No. 333-92297 and is incorporated by reference.

1.16 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 339 subaccounts dated December 16, 2002, filed electronically as Exhibit 1.16 to Post-Effective Amendment No. 3 to Registration Statement No. 333-73958, filed on or about December 20, 2002, is incorporated by reference.

1.17 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 6 subaccounts dated April 1, 2003 filed electronically as Exhibit 1.17 to Registrant's Post-Effective Amendment No. 12 to Registration Statement No. 333-85567 filed on or about April 24, 2003, is incorporated by reference.

1.18 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 183 subaccounts dated October 29, 2003 filed electronically as Exhibit 1.18 to Registrant's Post-Effective Amendment No. 15 to Registration Statement No. 333-92297 filed on or about October 30, 2003 is incorporated by reference.

1.19 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 973 subaccounts dated April 26, 2004 filed electronically as Exhibit 1.19 to Registrant's Post-Effective Amendment No. 9 to Registration Statement No. 333-74865 filed on or April 27, 2004 is incorporated by reference.

2.        Not applicable.

3.1 Form of Selling Agreement for American Enterprise Life Insurance Company Variable Annuities, filed electronically as Exhibit 3 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 filed on or about Nov. 4, 1999 is incorporated by reference.

3.2 Form of Master General Agent Agreement for American Enterprise Life Insurance Company Variable Annuities (form 9802 B), filed electronically as Exhibit 3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865 filed on or about Aug. 4, 1999, is incorporated by reference.

4.1 Form of Deferred Annuity Contract Option L (form 271496), filed electronically as Exhibit 4.1 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

4.2 Form of Deferred Annuity Contract Option C (form 271491), filed electronically as Exhibit 4.2 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

4.3 Form of Enhanced Death Benefit Rider (form 44213), filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.4 Form of Guaranteed Minimum Income Benefit Rider (form 44214), filed electronically as Exhibit 4.4 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.5 Form of Disability Waiver of Withdrawal Charges Rider (form 44215), filed electronically as Exhibit 4.5 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.6       Form of Roth IRA Endorsement  (form  43094), filed  electronically  as
          Exhibit 4.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about Aug. 4, 1999, is incorporated by reference.

4.7 Form of SEP-IRA (form 43433), filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about Aug. 4, 1999, is incorporated by reference.

4.8       Form of TSA Endorsement (form 43413),  filed electronically as Exhibit
          4.4 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-72777 on form N-4, filed on or about July 8, 1999, is incorporated by reference.

4.9 Form of Benefit Protector(SM) Death Benefit Rider (form 271155), filed electronically as Exhibit 4.15 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 6 to Registration Statement No. 333-85567, filed on or about March 1, 2001, is incorporated by reference.

4.10 Form of Benefit Protector(SM) Plus Death Benefit Rider (form 271156), filed electronically as Exhibit 4.16 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 6 to Registration Statement No. 333-85567, filed on or about March 1, 2001, is incorporated by reference.

4.11 Form of Traditional IRA or SEP-IRA Endorsement (form 272108) filed electronically as Exhibit 4.11 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.12      Form of Roth IRA Endorsement (form 272109) filed electronically as
          Exhibit 4.12 to Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.13 Form of Variable Annuity Unisex Endorsement (form 272110) filed electronically as Exhibit 4.13 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.14 Form of Maximum Anniversary Value Death Benefit Rider (form 272869) filed electronically as Exhibit 4.11 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.15 Form of 5% Accumulation Death Benefit Rider (form 272870) filed electronically as Exhibit 4.12 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.16 Form of Enhanced Death Benefit Rider (form 272871) filed electronically as Exhibit 4.13 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.17 Form of Guaranteed Minimum Income Benefit Rider (Maximum Anniversary Value Benefit Base)(form 272872) filed electronically as Exhibit 4.14 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.18 Form of Guaranteed Minimum Income Benefit Rider (5% Accumulation Benefit Base)(form 272873) filed electronically as Exhibit 4.15 to
          American   Enterprise   Variable  Annuity   Account's   Post-Effective
          Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.19 Form of Guaranteed Minimum Income Benefit Rider (Greater of Maximum Anniversary Value Benefit Base and 5% Accumulation Benefit Base)(form 272874) filed electronically as Exhibit 4.16 to American Enterprise
          Variable  Annuity  Account's   Post-Effective   Amendment  No.  7  to
          Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.20 Form of Guaranteed Minimum Withdrawal Benefit Rider (The Guarantor(SM) Withdrawal Benefit Rider)(form 272875) filed electronically as Exhibit
          4.17 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.21 Form of Deferred Variable Annuity Contract (form 272876 DPFCC) filed electronically as Exhibit 4.21 to Registrant's Post-Effective Amendment No. 5 filed on or about February 10, 2004 is incorporated by reference.

4.22 Form of Deferred Variable Annuity Contract (form 272876 DPFCL) filed electronically as Exhibit 4.22 to Registrant's Post-Effective Amendment No. 5 filed on or about February 10, 2004 is incorporated by reference.

5 Form of Variable Annuity Application (form 271552), filed electronically as Exhibit 5 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

6.1 Amendment and Restatement of Articles of Incorporation of American Enterprise Life dated July 29, 1986, filed electronically as Exhibit
          6.1 to American Enterprise Life Personal Portfolio Plus 2's Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated by reference.

6.2 Amended By-Laws of American Enterprise Life, dated September 11, 2002, filed electronically as Exhibit 6.3 to Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, are incorporated by reference.

7.        Not applicable.

8.1 Copy of Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., American Enterprise Life Insurance Company, on behalf of itself and its separate accounts, and American Express Financial Advisors, Inc., dated Oct. 30, 1997, filed electronically as Exhibit 8.5 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 10 to Registration Statement No. 33-54471, is incorporated by reference.

8.2 Copy of Participation Agreement by and among American Enterprise Life Insurance Company, American Express Financial Advisors, Inc., Alliance Capital Management L.P. and Alliance Fund Distributors, Inc., dated January 1, 2000, filed electronically as Exhibit 8.2 to 3 to Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

8.3(a) Copy of Participation Agreement among Variable Insurance Products Fund, and Fidelity Distributors Corporation and American Enterprise Life Insurance Company, dated Sept. 1, 1999, filed electronically as
          Exhibit 1.A.(8)(a) to American Enterprise Variable Life Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-84121, filed on or about Nov. 16, 1999, is incorporated by reference.

   (b) Copy of Participation Agreement among Variable Insurance Products Fund III, and Fidelity Distributors Corporation and American Enterprise Life Insurance Company, dated Sept. 1, 1999, filed electronically as
          Exhibit 1.A.(8)(b) to American Enterprise Variable Life Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-84121, filed on or about Nov. 16, 1999, is incorporated by reference.

   (c) Copy of Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and American Enterprise Life Insurance Company, dated July 15, 2002, filed electronically as
          Exhibit 8.3 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-92297, filed on or about October 21, 2002, is incorporated by reference.

8.4 Copy of Participation Agreement by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and American Enterprise Life Insurance Company, dated April 1, 1999, filed electronically as
          Exhibit 8.4(a) to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about Aug. 4, 1999, is incorporated by reference.

8.5 Copy of Participation Agreement among MFS Variable Insurance Trust, American Enterprise Life Insurance Company and Massachusetts Financial Services Company, dated Sept. 1, 1999, filed electronically as Exhibit 1.A.(8)(m) to American Enterprise Variable Life Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-84121, filed on or about April 27, 2001, is incorporated by reference.

8.6 Copy of Participation Agreement among Oppenheimer Trust and American Enterprise Life Insurance Company, dated October 30, 1997, filed electronically as Exhibit 8.4 to Post-Effective Amendment No. 10 to Registration Statement No. 33-54471, is incorporated herein by reference.

8.7 Copy of Participation Agreement among Putnam Capital Manager Trust, Putnam Mutual Funds Corp. and American Enterprise Life Insurance Company, dated Jan. 16, 1995, filed electronically as Exhibit 8.2 to American Enterprise Life Personal Portfolio Plus 2's Post-Effective Amendment No. 2 to Registration Statement No. 33-54471, is incorporated by reference.

8.8 Copy of Participation Agreement among American Enterprise Life Insurance Company and The Universal Institutional Funds, Inc. and Morgan Stanley Investment Management Inc., dated September 1, 2002, filed electronically as Exhibit 8.6 to American Enterprise Variable Account's Post Effective Amendment No. 11 to Registration Statement No. 333-92297, filed on or about April 24, 2003, is incorporated by reference.

8.9 Copy of Participation Agreement by and among American Enterprise Life Insurance Company and Van Kampen Life Investment Trust, Van Kampen Funds Inc. and Van Kampen Asset Management Inc., dated September 1, 2002, filed electronically as Exhibit 8.11 to American Enterprise Variable Account's Post Effective Amendment No. 11 to Registration Statement No. 333-92297, filed on or about April 24, 2003, is incorporated by reference.

8.10 Copy of Participation Agreement by and among Wells Fargo Variable Trust, American Enterprise Life Insurance Company and Stephens Inc., dated March 3, 2000, filed electronically as Exhibit 8.7 to Post-Effective Amendment No. 3 to Registration Statement No. 333-73958, filed on or about December 20, 2002, is incorporated by reference.

9. Opinion of counsel and consent to its use as to the legality of the securities being registered, is filed electronically herewith.

10.1 Consent of Independent Registered Public Accounting Firm for American Express AccessChoice(SM) Select Variable Annuity is filed electronically herewith.

11.       None.

12.       Not applicable.

13.1 Power of Attorney to sign this Registration Statement, dated April 15, 2004, filed electronically as Exhibit 13 to the Post-Effective Amendment No. 6 to Registration Statement No.
          333-73958 is incorporated by reference.

13.2 Power of Attorney to sign Amendments to this Registration Statement, dated July 7, 2004, filed electronically as Exhibit 13.2 to Post-Effective Amendment No. 7 to Registration Statement No. 333-73958 is incorporated by reference.

Item 25.


Item 25. Directors and Officers of the Depositor (American Enterprise Life Insurance Company)

Name                                  Principal Business Address*       Positions and Offices with Depositor
------------------------------------- --------------------------------- --------------------------------------

Gumer C. Alvero                                                         Director and Executive Vice President - Annuities


Timothy V. Bechtold                                                     Director


Arther H. Berman                                                        Director and Vice President - Finance


Walter S. Berman                                                        Vice President and Treasurer


Lorraine R. Hart                                                        Vice President - Investments


Carol A. Holton                                                         Director and President


Paul R. Johnston                                                        Secretary


Michelle M. Keeley                                                      Vice President - Investments


Christopher J. Kopka                                                    Money Laundering Prevention Officer


Paul S. Mannweiler                    135 N. Pennslvania St.            Director
                                      Suite 2350
                                      Indianapolis, IN  46204

Eric L. Marhoun                                                         General Counsel


Thomas W. Murphy                                                        Vice President - Investments


Roger Natarajan                                                         Director


Scott R. Plummer                                                        38a-1 Chief Compliance Officer

Teresa J. Rasmussen                                                     Assistant General Counsel


Mark E. Schwarzmann                                                     Director, Chairman of the Board and
                                                                        Chief Executive Officer

David K. Stewart                                                        Vice President and Controller

Beth E. Weimer                                                          Chief Compliance Officer


* Unless otherwise noted, the principal business address is: 829 AXP Financial Center, Minneapolis, MN 55474.


Item 26.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant (Continued)

The following list includes the names of major subsidiaries of American Express Company.

                                                                                        Jurisdiction of
Name of Subsidiary                                                                      Incorporation

I. Travel Related Services
     American Express Travel Related Services Company, Inc.                             New York

II. International Banking Services

     American Express Bank Ltd.                                                         Connecticut

III. Companies engaged in Financial Services

     Advisory Capital Income                                                            Delaware
     Advisory Capital Partners LLC                                                      Delaware
     Advisory Capital Strategies Group Inc.                                             Minnesota
     Advisory Convertible Arbitage, LLC                                                 Delaware
     Advisory Credit Opportunities GP LLC                                               Delaware
     Advisory European (General Partner) LLC                                            George Town
     Advisory Quantitive Equity (General Partner) LLC                                   Delaware
     Advisory Select LLC                                                                Delaware
     AEXP Affordable Housing LLC                                                        Delaware
     American Centurion Life Assurance Company                                          New York
     American Enterprise Investment Services Inc.                                       Minnesota
     American Enterprise Life Insurance Company                                         Indiana
     American Enterprise REO 1, LLC                                                     Minnesota
     American Express Asset Management (Australia)                                      NSW Australia
     American Express Asset Management Company S.A.                                     Luxembourg
     American Express Asset Management Group Inc.                                       Minnesota
     American Express Asset Management International Inc.                               Delaware
     American Express Asset Management International (Japan) Ltd.                       Japan
     American Express Asset Management Ltd.                                             England
     American Express Bank, FSB                                                         Federal Charter
     American Express Certificate Company                                               Delaware
     American Express Client Service Corporation                                        Minnesota
     American Express Corporation                                                       Delaware
     American Express Financial Advisors Inc.                                           Delaware
     American Express Financial Advisors Japan Inc.                                     Delaware
     American Express Financial Corporation                                             Delaware
     American Express Insurance Agency of Alabama Inc.                                  Alabama
     American Express Insurance Agency of Arizona Inc.                                  Arizona
     American Express Insurance Agency of Idaho Inc.                                    Idaho
     American Express Insurance Agency of Maryland Inc.                                 Maryland
     American Express Insurance Agency of Massachusetts Inc.                            Massachusetts
     American Express Insurance Agency of Nevada Inc.                                   Nevada
     American Express Insurance Agency of New Mexico Inc.                               New Mexico
     American Express Insurance Agency of Oklahoma Inc.                                 Oklahoma
     American Express Insurance Agency of Texas Inc.                                    Texas
     American Express Insurance Agency of Wyoming Inc.                                  Wyoming
     American Express International Deposit Corporation                                 Cayman Island
     American Express Property Casualty Insurance Agency of Kentucky Inc.               Kentucky
     American Express Property Casualty Insurance Agency of Maryland Inc.               Maryland
     American Express Property Casualty Insurance Agency of Mississippi Inc.            Mississippi
     American Express Property Casualty Insurance Agency of Pennsylvania Inc.           Pennsylvania
     American Express Property Casualty Insurance Agency                                Wisconsin
     American Express Trust Company                                                     Minnesota
     American Partners Life Insurance Company                                           Arizona
     AMEX Assurance Company                                                             Illinois
     Boston Equity General Partner LLC                                                  Delaware
     IDS Cable Corporation                                                              Minnesota
     IDS Cable II Corporation                                                           Minnesota
     IDS Capital Holdings Inc.                                                          Minnesota
     IDS Futures Brokerage Group                                                        Minnesota
     IDS Futures Corporation                                                            Minnesota
     IDS Insurance Agency of Utah, Inc.                                                 Utah
     IDS Life Insurance Company                                                         Minnesota
     IDS REO1, LLC                                                                      Minnesota
     IDS REO2, LLC                                                                      Minnesota
     IDS Life Insurance Company of New York                                             New York
     IDS Management Corporation                                                         Minnesota
     IDS Partnership Services Corporation                                               Minnesota
     IDS Property Casualty Insurance Company                                            Wisconsin
     IDS Realty Corporation                                                             Minnesota
     Investors Syndicate Development Corporation - NV                                   Nevada
     Kenwood Capital Management LLC                                                     Delaware
     Northwinds Marketing Group, LLC                                                    Delaware
     Realty Assets, Inc.                                                                Nebraska
     Securities America Financial Corporation                                           Nebraska
     Securities America Inc.                                                            Delaware
     Securities America Advisors, Inc.                                                  Nebraska
     Threadneedle International Limited                                                 England and Wales

Item 27.   Number of Contract owners

           As of August 31, 2004 there were 38,136 nonqualified and qualified contracts in the American Enterprise Variable Annuity Account.

Item 28.   Indemnification

The amended By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

There are agreements in place under which the underwriter and affiliated persons of the depositor or registrant may be indemnified against liabilities arising out of acts or omissions in connection with the offer of the contracts; provided however, that no such indemnity will be made to the underwriter or affiliated persons of the depositor or registrant for liabilities to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.   Principal Underwriters.

Item 29. Principal Underwriters.

(a) American Express Financial Advisors acts as principal underwriter for the following investment companies:

          AXP California  Tax-Exempt  Trust;  AXP Dimensions  Series,  Inc.; AXP
          Discovery  Series,  Inc.;  AXP Equity  Series,  Inc.; AXP Fixed Income
          Series,  Inc.; AXP Global Series,  Inc.; AXP Government Income Series,
          Inc.; AXP Growth Series, Inc.; AXP High Yield Income Series, Inc.; AXP
          High Yield  Tax-Exempt  Series,  Inc.;  AXP Income  Series,  Inc.; AXP
          International  Series,  Inc.; AXP Investment Series, Inc.; AXP Managed
          Series,  Inc.;  AXP Market  Advantage  Series,  Inc.; AXP Money Market
          Series,  Inc.; AXP Partners Series,  Inc.; AXP Partners  International
          Series,  Inc.; AXP Progressive Series,  Inc.; AXP Sector Series, Inc.;
          AXP Selected Series,  Inc.; AXP Special  Tax-Exempt  Series Trust; AXP
          Stock Series,  Inc.; AXP Strategy Series, Inc.; AXP Tax-Exempt Series,
          Inc.; AXP Tax-Free Money Series, Inc.; Growth Trust; Growth and Income
          Trust;  Income Trust;  Tax-Free  Income Trust;  World Trust;  American
          Express Certificate Company; Advisory Hedged Opportunity Fund.

(b)      As to each director, officer or partner of the principal underwriter:

         Name and Principal                             Position and Offices with
         Business Address*                              Underwriter

         Gumer C. Alvero                                Vice President - General
                                                        Manager Annuities

         Ward D. Armstrong                              Senior Vice President -
                                                        Retirement Services and
                                                        Asset Management Group

         John M. Baker                                  Vice President - Chief
                                                        Client Service Officer

         Dudley Barksdale                               Vice President - Service
                                                        Development

         Timothy V. Bechtold                            Vice President -
                                                        Insurance Products

         Arthur H. Berman                               Senior Vice President

         Walter S. Berman                               Director and Senior Vice President

         Robert C. Bloomer                              Vice President - Technologies III

         Leslie H. Bodell                               Vice President - Technologies I

         Rob Bohli                                      Group Vice President -
         10375 Richmond Avenue #600                     South Texas
         Houston, TX  77042

         Walter K. Booker                               Group Vice President -
         61 South Paramus Road                          New Jersey
         Mack-Cali Office Center IV,
         3rd Floor
         Paramus, NJ  07652

         Bruce J. Bordelon                              Group Vice President -
         1333 N. California Blvd.,                      Northern California
         Suite 200
         Walnut Creek, CA  94596

         Randy L. Boser                                 Vice President - Mutual Fund
                                                        Business Development

         Kenneth J. Ciak                                Vice President and
         IDS Property Casualty                          General Manager - IDS
         1400 Lombardi Avenue                           Property Casualty
         Green Bay, WI  54304

         Paul A. Connolly                               Vice President - RL HR/US Retail

         James M. Cracchiolo                            Director, President, Chairman of
                                                        the Board and Chief Executive
                                                        Officer

         Colleen Curran                                 Vice President and
                                                        Assistant General Counsel

         Luz Maria Davis                                Vice President - Employee
                                                        Communications

         Arthur E. DeLorenzo                            Group Vice President -
         4 Atrium Drive, #100                           Upstate New York/Vermont
         Albany, NY  12205

         Scott M. DiGiammarino                          Group Vice President -
         Suite 500, 8045 Leesburg                       Washington D.C./Baltimore
         Pike
         Vienna, VA  22182

         Paul James Dolan                               Vice President - CAO Product Sales

         Kenneth Dykman                                 Group Vice President -
         6000 28th Street South East                    Greater Michigan
         Suite 200
         Grand Rapids, MI  49546

         William V. Elliot                              Vice President - Financial
                                                        Planning and Advice

         Benjamin R. Field                              Vice President - Finanace
                                                        Education and Planning Services

         Gordon M. Fines                                Vice President - Senior
                                                        Portfolio Manager I

         Giunero Floro                                  Vice President - Creative
                                                        Services

         Terrence J. Flynn                              Vice President - Brokerage
                                                        Clearing Operations

         Jeffrey P. Fox                                 Vice President - Investment
                                                        Accounting

         Barbara H. Fraser                              Executive Vice President -
                                                        AEFA Products and Corporate
                                                        Marketing

         Peter A. Gallus                                Vice President - CAO - AEFA
                                                        Investment Management

         Gary W. Gassmann                               Group Vice President -
         2677 Central Park Boulevard                    Detroit Metro
         Suite 350
         Southfield, MN  48076

         Diana T. Gossett                               Group Vice President -
                                                        Great Plains

         John C. Greiber                                Group Vice President -
                                                        Minnesota/Iowa

         Steven Guida                                   Vice President -
                                                        New Business and Service

         Teresa A. Hanratty                             Senior Vice President -
         Suites 6&7                                     Field Management
         169 South River Road
         Bedford, NH  03110

         Lorraine R. Hart                               Vice President - Fixed Income
                                                        Investments Administration
                                                        Officer

         Janis K. Heaney                                Vice President -
                                                        Incentive Management

         Brian M. Heath                                 Senior Vice President -
         Suite 150                                      Advisor Group
         801 E. Campbell Road
         Richardson, TX  75081

         Jon E. Hjelm                                   Group Vice President -
         655 Metro Place South                          Ohio Valley
         Suite 570
         Dublin, OH  43017

         David X. Hockenberry                           Group Vice President -
         830 Crescent Centre Drive                      Mid South
         Suite 490
         Franklin, TN  37067-7217

         Carol A. Holton                                Vice President - Third
                                                        Party Distribution

         Debra A. Hutchinson                            Vice President - Technologies I

         Diana R. Iannarone                             Group Vice President -
         3030 N.W. Expressway                           Great Plains
         Suite 900
         Oklahoma City, OK  73112

         Theodore M. Jenkin                             Group Vice President -
         6000 Freedom Square Drive                      Steel Cities
         Suite 300
         Cleveland, OH  44131

         James M. Jensen                                Vice President -
                                                        Compensation and Licensing
                                                        Services

         Jody M. Johnson                                Group Vice President -
                                                        Twin Cities Metro

         Paul R. Johnston                               Secretary

         Nancy E. Jones                                 Vice President - Advisor
                                                        Marketing

         William A. Jones                               Vice President - Technologies III

         John C. Junek                                  Senior Vice President and
                                                        General Counsel

         Ora J. Kaine                                   Vice President -
                                                        Retail Distribution Services

         Michelle M. Keeley                             Senior Vice President -
                                                        Fixed Income

         Raymond G. Kelly                               Group Vice President -
         Suite 250                                      Northern Texas
         801 East Campbell Road
         Richardson, TX  75081

         Claire Kolmodin                                Vice President - Strategic
                                                        Initiatives

         Christopher J. Kopka                           Money Laundering Prevention
                                                        Officer

         Mitre Kutanovski                               Group Vice President -
         125 South Wacker Drive                         Chicago Metro
         Suite 1550
         Chicago, IL  60606

         Lori J. Larson                                 Vice President - Advisor
                                                        Field Force Growth and
                                                        Retention

         Daniel E. Laufenberg                           Vice President and Chief
                                                        U.S. Economist

         Jane W. Lee                                    Vice President - General
                                                        Manager Platinum Financial
                                                        Services

         Catherine M. Libbe                             Vice President - Marketing
                                                        & Product Retirement Services

         Diane D. Lyngstad                              Vice President - Comp and
                                                        Licensing Services

         Thomas A. Mahowald                             Vice President - Equity Research

         Timothy J. Masek                               Vice President -
                                                        Fixed Income Research

         Mark T. McGannon                               Vice President and General
                                                        Manager - Products Sales

         Brian J. McGrane                               Vice President and LFO
                                                        Officer - Finance

         Dean O. McGill                                 Group Vice President -
         11835 W. Olympic Blvd                          Los Angeles Metro
         Suite 900 East
         Los Angeles, CA  90064

         Sarah M. McKenzie                              Vice President - Managed and
                                                        Brokerage Products

         Penny J. Meier                                 Vice President - Business
                                                        Transformation/Six Sigma

         Paula R. Meyer                                 Senior Vice President and
                                                        General Manager - Mutual Funds

         Holly Morris                                   Senior Vice President -
                                                        Technologies

         Rebecca Nash                                   Vice President - Service
                                                        Operations

         Roger Natarajan                                Vice President - Finance

         Thomas V. Nicolosi                             Group Vice President -
         Suite 220                                      New York Metro Area
         500 Mamaroneck Ave.
         Harrison, NY  10528

         Patrick H. O'Connell                           Group Vice President -
         Commerce Center One                            Southern New England
         333 East River
         Hartford, CT  06108-4200

         Francois B. Odouard                            Vice President - Brokerage

         Michael J. O'Keefe                             Vice President -
                                                        Advisory Business Systems

         Geoffery Oprandy                               Group Vice President - Southwest
         11811 N. Tatum Blvd. Suite 1030
         Phoenix, AZ  85028

         Kristi L. Petersen                             Vice President - ONE Account
                                                        and Cash

         John G. Poole                                  Group Vice President -
         14755 North Outer Forty Road                   Gateway/Springfield
         Suite 500
         Chesterfield, MO  63017

         Larry M. Post                                  Group Vice President -
         2 Constitution Plaza                           New England
         Charlestown, MA  02129

         Teresa J. Rasmussen                            Vice President and
                                                        Assistant General Counsel


         Michael J. Rearden                             Group Vice President -
         1800 S. Pine Island Road, Suite 510            Southern Florida
         Plantation, FL  33324

         Ralph D. Richardson III                        Group Vice President -
         Suite 800                                      Carolinas
         Arboretum Plaza One
         9442 Capital of Texas
         Hyw. N.
         Austin, TX  78759

         Mark A. Riordan                                Vice President - Finance
                                                        Emerging Technologies

         ReBecca K. Roloff                              Senior Vice President -
                                                        GFS

         Maximillian G. Roth                            Group Vice President -
         1400 Lombardi Avenue                           Wisconsin/Upper Michigan
         Suite 202
         Green Bay, WI  54304

         Russell L. Scalfano                            Group Vice President -
         Suite 201                                      Illinois/Indiana/Kentucky
         101 Plaza East Blvd.
         Evansville, IN  47715

         Andrew C. Schell                               Vice President - Strategy
                                                        and Planning

         Mark E. Schwarzmann                            Senior Vice President -
                                                        Insurance and Annuities

         Gary A. Scott                                  Vice President - Client
                                                        Acquisition Marketing  and
                                                        Services

         Jacqueline M. Sinjem                           Vice President - Plan
                                                        Sponsor Services

         Albert L. Soule                                Group Vice President -
         6925 Union Park Center                         Western Frontier
         Suite 200
         Midvale, UT  84047

         Bridget M. Sperl                               Senior Vice President -
                                                        Client Service Organization

         Paul J. Stanislaw                              Group Vice President -
         Suite 1100                                     Southern California/Hawaii
         Two Park Plaza
         Irvine, CA  92614

         Lisa A. Steffes                                Vice President -
                                                        Marketing Officer
                                                        Development

         David K. Stewart                               Vice President - AEFA Controller
                                                        and Treasurer

         Caroline Stockdale-Boon                        Senior Vice President -
                                                        Human Resources

         Jeffrey J. Stremcha                            Vice President - Technologies I

         John T. Sweeney                                Chief Financial Officer,
                                                        Vice President, Lead Financial
                                                        Officer - Banking, Brokerage and
                                                        Managed Products

         Joe Sweeney                                    Senior Vice President,
                                                        General Manager - U.S. Brokerage
                                                        and Membership Banking

         Craig P. Taucher                               Group Vice President -
         Suite 150                                      Georgia/North Florida
         4190 Belfort Rd.
         Jackonville, FL  32216

         Neil G. Taylor                                 Group Vice President -
         188 106th Avenue NE                            Pacific Northwest
         Suite 640
         Bellevue, WA  98004-5902

         William F. "Ted" Truscott                      Senior Vice President and
                                                        Chief Investment Officer

         George F. Tsafaridis                           Vice President - Quality &
                                                        Service Support

         Janet M. Vandenbark                            Group Vice President -
         3951 Westerre Parkway, Suite 250               Virginia
         Richmond, VA 23233

         Ramanathan Venkataramanan                      Vice President - Technologies III

         Peter S. Velardi                               Senior Vice President -
                                                        Field Management

         Andrew O. Washburn                             Vice President -
                                                        Mutual Fund Marketing

         Donald F. Weaver                               Group Vice President -
         3500 Market Street,                            Eastern Pennsylvania/
         Suite 200                                      Delaware
         Camp Hill, PA  17011

         Beth E. Weimer                                 Vice President and
                                                        Chief Compliance Officer

         Phil Wentzel                                   Vice President - Finance

         Jeffrey A. Williams                            Senior Vice President -
                                                        Cross-Sell/Strategic
                                                        Management

         William J. Williams                            Senior Vice President -
                                                        Field Management

         Dianne L. Wilson                               Vice President - Insurance
                                                        Operations

         Gayle W. Winfree                               Group Vice President -
         1 Galleria Blvd. Suite 1900                    Delta States
         Metairie, LA  70001

         Michael D. Wolf                                Vice President - Equity Senior
                                                        Portfolio Manager

         Abraham L. Wons                                Vice President - Investments Risk
                                                        Management

         Michael R. Woodward                            Senior Vice President -
         32 Ellicott St                                 Field Management
         Suite 100
         Batavia, NY  14020


* Business address is: 70100 AXP Financial Center, Minneapolis, MN 55474 unless otherwise noted.


Item 29(c)


                        Net Underwriting
Name of Principal       Discounts and         Compensation on      Brokerage
Underwriter             Commissions           Redemption           Commissions           Compensation

American Express        $52,618,927           None                 None                  None
Financial Advisors
Inc.

Item 30.   Location of Accounts and Records

           American Enterprise Life Insurance Company
           829 AXP Financial Center
           Minneapolis, MN 55474

Item 31.   Management Services

           Not applicable.

Item 32.   Undertakings

           (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

           (b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

           (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to American Enterprise Life Contract Owner Service at the address or phone number listed in the prospectus.

           (d) The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

           (e) Registrant represents that it is relying upon the no-action assurance given to the American Council of Life Insurance (pub. Avail. Nov. 28, 1988). Further, Registrant represents that it has complied with the provisions of paragraphs (1) -
                  (4) of that no-action letter.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, American Enterprise Life Insurance Company, on behalf of the Registrant, certifies that it meets the requirements of the Securities Act Rule 485(b) for the Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, and State of Minnesota, on the 22nd day of November, 2004.


AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT
                                  (Registrant)

                           By American Enterprise Life Insurance Company
                                    (Sponsor)

                           By /s/  Carol A. Holton*
                              --------------------------
                                   Carol A. Holton
                                   President

As required by the Securities Act of 1933, this Amendment to this Registration Statement has been signed by the following persons in the capacities indicated on the 22nd day of November, 2004.

Signature                                 Title


/s/  Gumer C. Alvero*                     Director and Executive
---------------------                     Vice President - Annuities
     Gumer C. Alvero


/s/  Timothy V. Bechtold*                 Director
-------------------------
     Timothy V. Bechtold


/s/  Arthur H. Berman*                    Director and Vice President - Finance
-------------------------                 (Principal Financial Officer)
     Arthur H. Berman


/s/  Carol A. Holton*                     Director and President
----------------------
     Carol A. Holton


/s/  Paul S. Mannweiler*                  Director
------------------------
     Paul S. Mannweiler


/s/  Roger Natarajan*                     Director
-------------------------
     Roger Natarajan


/s/  Mark E. Schwarzmann*                 Chairman of the Board of Directors
-------------------------                 and Chief Executive Officer
     Mark E. Schwarzmann                  (Chief Executive Officer)


/s/  David K Stewart**                    Vice President and Controller
------------------------                  (Principal Accounting Officer)
     David K Stewart


 *   Signed  pursuant  to  Power  of  Attorney,   dated  April  15,  2004  filed
     electronically as Exhibit 13 to Registrant's Post-Effective Amendment No. 6 to Registration Statement No. 333-92297 by:


** Signed pursuant to Power of Attorney, dated July 7, 2004 filed electronically as Exhibit 13.2 to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 333-73958 by:



/s/ Eric Marhoun
------------------------
    Eric Marhoun
    General Counsel

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 9 TO REGISTRATION STATEMENT NO.
333-73958

This Registration Statement is comprised of the following papers and documents:

The Cover Page.

Part A.

     The  prospectus  for  American  Express  AccessChoice(SM)  Select  Variable
     Annuity.

Part B.

     Combined Statement of Additional Information and Financial Statements for American Express Endeavor(SM) Select Variable Annuity and American Express AccessChoice(SM) Variable Annuity filed electronically as Part B to Post-Effective Amendment No. 21 to Registration Statement No. 333-92297 filed on or about November 22, 2004 is incorporated by reference.

Part C.

     Other Information.

     The signatures.

     Exhibits.